UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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X-RITE, INCORPORATED

(Name of Registrant as Specified in its Charter)

[NOT APPLICABLE]

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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X-RITE, INCORPORATED

4300 44TH STREET, S.E.

GRAND RAPIDS, MICHIGAN 49512

October 2, 2009

Dear Shareholder:

We are pleased to inform you of a special meeting of the shareholders of X-Rite, Incorporated (“X-Rite” or the “Company”) relating to the proposal described below. The special meeting will be held on October 28, 2009, at 8:00 a.m., Central Time, at the offices of McDermott Will & Emery LLP, 227 West Monroe Street, Chicago, IL 60606.

X-Rite entered into an exchange agreement with certain of its existing institutional investors, OEPX, LLC, a Delaware limited liability company managed by One Equity Partners (“OEP”), Sagard Capital Partners, L.P. (“Sagard”) and Tinicum Capital Partners II, L.P., Tinicum Capital Partners II Parallel Fund, L.P. and Tinicum Capital Partners II Executive Fund L.L.C. (collectively, “Tinicum” and together with OEP and Sagard, the “Investors”), under which, on August 18, 2009, the Company issued to the Investors (i) an aggregate of 41,561.22312 shares of newly created Series A Preferred Stock, par value $0.10 per share (the “Series A Preferred Stock” and the holders of the Series A Preferred Stock, the “Series A Preferred holders”), and (ii) warrants exercisable for an aggregate of 7,500,000 shares of the Company’s common stock, par value $0.10 per share, at an initial exercise price of $0.01 per share, subject to receipt of shareholder approval further described below (the “Warrants” and the shares issuable upon exercise of the Warrants, the “Warrant Shares”), in exchange for the cancellation of $41,561,223.12 principal amount of loans under the Company’s second lien credit agreement that were acquired by the Investors from one of the Company’s second lien lenders immediately prior to the exchange. We refer to such transactions as the “Exchange”.

At the special meeting, shareholders will have the opportunity to vote on a proposal to authorize the issuance of the Warrant Shares upon the exercise of the Warrants (the “Proposal”). The approval of the Proposal by X-Rite shareholders is sought in accordance with NASDAQ listing rules. Each of the Investors has separately entered into a voting agreement with us, whereby such Investor has agreed to vote any shares of our common stock it owns on the date of the meeting “FOR” the approval of the Proposal. The aggregate number of shares of our common stock owned by the Investors as of the record date collectively represented 65.2% of the shares of common stock eligible to vote at the special meeting. To approve the Proposal, a majority of the votes cast in person or by proxy at the special meeting must be voted “FOR” the Proposal.

You will be asked to vote on the Proposal at the special meeting. Prior to the vote at the special meeting, our Series A Preferred Stock entitles the holders thereof to receive an aggregate participation amount equal to the trading price of our common stock, as calculated on the applicable determination date pursuant to the Certificate of Designation for the Series A Preferred Stock, multiplied by 7,500,000 (subject to certain anti-dilution adjustments, the “Participation Amount”) upon the liquidation or winding up of the Company or upon any redemption or repurchase by the Company of the Series A Preferred Stock. If the Proposal is approved, the Warrants will become immediately exercisable and the Series A Preferred holders will no longer be entitled to receive the Participation Amount. If the Proposal is not approved, the Warrants will be cancelled and the Series A Preferred holders will continue to be entitled to receive the Participation Amount. In addition, if the Proposal is not approved, then in the event dividends are paid on our common stock, the Series A Preferred holders will be entitled to receive an aggregate amount equal to the dividends payable on account of 7,500,000 shares of common stock (subject to certain anti-dilution adjustments, the “Participating Dividends”). The terms of the Series A Preferred Stock are described in greater detail in the accompanying proxy statement. The Board believes that the Proposal is in the best interests of X-Rite and its shareholders and, therefore, recommends that X-Rite’s shareholders vote “FOR” the Proposal at the special meeting.

The proxy statement attached to this letter provides you with information about the Proposal and the special meeting of the Company’s shareholders. We encourage you to read the entire proxy statement carefully. You may also obtain more information about the Company from documents we have filed with the Securities and Exchange Commission.

Your vote is important regardless of the number of shares of the Company’s common stock you own. We are pleased to offer multiple options for voting your shares. As detailed in “The Special Meeting” section of the attached proxy statement, you can vote your shares via the Internet, by telephone, by mail or by written ballot at the special meeting. Even if you plan to attend the special meeting in person, we request that you complete, sign, date and return the enclosed proxy card, or vote your shares via the Internet or by telephone, and thus ensure that your shares will be represented at the special meeting if you are unable to attend.

Voting by proxy will not prevent you from voting your shares in person if you subsequently choose to attend the special meeting.

Thank you for your cooperation and continued support.

Very truly yours,

John E. Utley

Chairman of the Board of Directors

Thomas J. Vacchiano Jr.

President and Chief Executive Officer

X-RITE, INCORPORATED

4300 44TH STREET, S.E.

GRAND RAPIDS, MICHIGAN 49512

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 28, 2009

October 2, 2009

To the shareholders of X-Rite, Incorporated:

A special meeting of shareholders of X-Rite, Incorporated, a Michigan corporation (“X-Rite” or the “Company”), will be held on October 28, 2009, at 8:00 a.m., Central Time, at the offices of McDermott Will & Emery LLP, 227 West Monroe Street, Chicago, IL 60606, for the following purposes:

1. to approve a proposal (the “Proposal”) authorizing the issuance of an aggregate of 7,500,000 shares of the Company’s common stock, par value $0.10 per share, at an initial exercise price of $0.01 per share (subject to certain anti-dilution adjustments), upon the exercise of the warrants (the “Warrants” and the shares issuable upon exercise of the Warrants, the “Warrant Shares”) issued by the Company to certain of its existing institutional investors, OEPX, LLC, a Delaware limited liability company managed by One Equity Partners (“OEP”), Sagard Capital Partners, L.P. (“Sagard”) and Tinicum Capital Partners II, L.P., Tinicum Capital Partners II Parallel Fund, L.P. and Tinicum Capital Partners II Executive Fund L.L.C. (collectively, “Tinicum” and together with OEP and Sagard, the “Investors”) on August 18, 2009 in the Exchange; and

2. to transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

Only shareholders of record as of the close of business on September 25, 2009, are entitled to notice of and to vote at the special meeting and at any adjournment or postponement of the special meeting. All shareholders of record are cordially invited to attend the special meeting in person.

To authorize the issuance of the Warrant Shares upon the exercise of the Warrants, a majority of the votes cast in person or by proxy at the special meeting must be voted “FOR” the Proposal. Even if you plan to attend the special meeting in person, we request that you complete, sign, date and return the enclosed proxy card, or vote your shares via the Internet or by telephone, and thus ensure that your shares will be represented at the special meeting if you are unable to attend. If you sign, date and return your proxy card without indicating how you wish to vote, your vote will be counted as a vote “FOR” the Proposal. If you hold your shares through a bank or brokerage firm, you should follow the instructions of your bank or brokerage firm regarding voting your shares.

Whether you attend the special meeting or not, you may revoke your proxy at any time before it is voted at the special meeting. You may do so by executing and returning a proxy card dated later than the previous one or by attending the special meeting and notifying the secretary of the special meeting in writing prior to the voting of your proxy of your intention to vote in person. If you hold your shares through a bank or brokerage firm, you should follow the instructions of your bank or brokerage firm regarding revocation of proxies. If your bank or brokerage firm allows you to vote by telephone or the Internet, you may be able to change your vote by voting again by telephone or the Internet.

By order of the Board of Directors,

John E. Utley

Chairman of the Board of Directors

THIS PROXY STATEMENT IS DATED OCTOBER 2, 2009

AND IS FIRST BEING MAILED TO SHAREHOLDERS ON OR ABOUT OCTOBER 2, 2009.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders To Be Held on October 28, 2009. This proxy statement is available at X-Rite’s Internet site at www.xrite.com/company_investor_relations. aspx. You may obtain directions to the special meeting by written or telephonic request directed to Investor Relations, at X-Rite, Incorporated, 4300 44th Street, S.E., Grand Rapids, MI 49512 or by telephone at (616) 803-2100.

i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE PROPOSAL

The following questions and answers address briefly some questions you may have regarding the special meeting, the Warrants and the Proposal. These questions and answers may not address all questions that may be important to you as a shareholder of X-Rite, Incorporated. Please refer to the more detailed information contained elsewhere in this proxy statement and the annexes to this proxy statement. In this proxy statement, the terms “X-Rite,” “Company,” “we,” “our,” “ours,” and “us” refer to X-Rite, Incorporated and its subsidiaries.

Q:	What is the purpose of the Proposal?

A:	We are seeking approval of the issuance of an aggregate of 7,500,000 shares of the Company’s common stock, par value $0.10 per share, at an initial exercise price of $0.01 per share (subject to certain anti-dilution adjustments), upon the exercise of the warrants (the “Warrants” and the shares issuable upon exercise of the Warrants, the “Warrant Shares”) issued by the Company to certain of its existing institutional investors, OEPX, LLC, a Delaware limited liability company managed by One Equity Partners (“OEP”), Sagard Capital Partners, L.P. (“Sagard”) and Tinicum Capital Partners II, L.P., Tinicum Capital Partners II Parallel Fund, L.P. and Tinicum Capital Partners II Executive Fund L.L.C. (collectively, “Tinicum” and together with OEP and Sagard, the “Investors”) on August 18, 2009 in the Exchange. Each of the Investors has separately entered into a voting agreement with the Company, whereby it has agreed to vote any shares of our common stock it owns on the date of the meeting “FOR” the approval of the Proposal. If the Proposal is approved at the special meeting, the Warrants will be exercisable at any time from and after the special meeting and on or prior to August 18, 2019.

Q:	What are the consequences if the Proposal is approved?

A:	Prior to the vote at the special meeting, our Series A Preferred Stock entitles the holders thereof to receive an aggregate participation amount equal to the trading price of our common stock, as calculated on the applicable determination date pursuant to the Certificate of Designation for the Series A Preferred Stock, multiplied by 7,500,000 (subject to certain anti-dilution adjustments, the “Participation Amount”) upon the liquidation or winding up of the Company or upon any redemption or repurchase by the Company of the Series A Preferred Stock. If the Proposal is approved, the Warrants will become immediately exercisable and the Series A Preferred holders will no longer be entitled to receive the Participation Amount. If the Proposal is not approved, the Warrants will be cancelled and the Series A Preferred holders will continue to receive the Participation Amount. In addition, if the Proposal is not approved, then in the event dividends are paid on our common stock, the Series A Preferred holders will be entitled to receive an aggregate amount equal to the dividends payable on account of 7,500,000 shares of common stock (subject to certain anti-dilution adjustments, the “Participating Dividends”). The terms of the Series A Preferred Stock are described in greater detail in this proxy statement. See “Consequences of the Proposal being Approved on the Series A Preferred Stock” for a more detailed description of the consequences of the Proposal being approved on the Series A Preferred Stock.

Q:	What are the consequences if the Proposal is not approved?

A:	If the Proposal is not approved, the Warrants will be cancelled and the rights of the Series A Preferred holders will remain unchanged from what they are currently, except that the Series A Preferred holders will also be entitled to receive Participating Dividends.

Q:	When may the Investors exercise the Warrants if the Proposal is approved?

A:	If the Proposal is approved, the Warrants issued to each Investor will become immediately exercisable and may be exercised by such Investor at any time until the Warrants expire at the close of business on August 18, 2019. The Investors are not under any obligation to exercise the Warrants.

Q:	What percentage of the Company will the Investors own upon issuance of the Warrant Shares?

A:

As of the record date, there were 77,700,900 shares of common stock outstanding, plus outstanding options to purchase an additional 5,858,078 shares of common stock. Based upon the number of shares of common stock outstanding on the record date plus the number of Warrant Shares issuable to each Investor upon the exercise of the Warrants, and excluding any shares issuable upon the exercise of currently outstanding options, the 4,568,528 Warrant Shares that would be issuable upon the exercise of the Warrant issued to OEP, together with the shares of common stock currently held by OEP, will represent 40.4% of the shares of common stock outstanding. The 1,451,345 Warrant Shares that would be issuable upon the exercise of the Warrant issued to Sagard, together with the shares of common stock currently held by Sagard, will represent 16.8% of the shares of common stock outstanding. The 1,480,127 Warrant Shares that would be issuable upon the exercise of the Warrants issued to Tinicum, together with the shares of common stock currently held by Tinicum, will represent 14.8% of the shares of common stock outstanding.

Q:	What will I receive if the Proposal is approved?

A:	You will not receive any consideration in connection with the approval of the Proposal or the issuance of the Warrant Shares. We are seeking your approval with respect to the Proposal only so that we can issue the Warrant Shares to the Investors upon the exercise of the Warrants.

Q:	Why is the Company seeking a shareholder vote in connection with the issuance of the Warrant Shares?

A:	Under the NASDAQ rules, shareholder approval is required before we may issue shares of our common stock to an affiliated entity of any person serving on our Board upon the exercise of warrants that have an exercise price less than the market price of our common stock on the date the warrants are issued. OEP is an affiliated entity of our directors, David M. Cohen and Colin M. Farmer, and Sagard is an affiliated entity of our director, Daniel M. Friedberg. The Warrants have an exercise price of $0.01, which is less than the market price of our common stock on the date the Warrants were issued. As a result, shareholder approval is required prior to the issuance of the Warrant Shares. The Warrants provide that the Warrants may not be exercised unless and until shareholder approval has been obtained. We have agreed to use our reasonable best efforts to obtain shareholder approval of the Proposal at the special meeting.

Q:	Am I entitled to dissenters’ rights?

A:	No. You will have no right under Michigan law to dissenters’ rights with respect to your shares of common stock in connection with the Exchange or the issuance of the Warrant Shares upon the exercise of the Warrants.

Q:	Where and when is the special meeting?

A:	The special meeting will take place at the offices of McDermott Will & Emery LLP, 227 West Monroe Street, Chicago, IL 60606, on October 28, 2009, at 8:00 a.m. Central Time.

Q:	What vote is required to approve the Proposal?

A:	To approve the issuance of the Warrant Shares upon the exercise of the Warrants, a majority of the votes cast in person or by proxy at the special meeting must be voted “FOR” the Proposal. Each of the Investors has separately entered into a voting agreement with us, whereby such Investor has agreed to vote any shares of our common stock it owns on the date of the meeting “FOR” the approval of the Proposal.

Q:	Did a special committee recommend the Exchange to our Board?

A:	A special committee consisting of disinterested directors, by unanimous vote at a meeting on August 17, 2009, after consultation with its legal and financial advisors, determined that the Exchange and the issuance of the Warrant Shares upon the exercise of the Warrants were advisable and in the best interests of the Company and its shareholders. The special committee recommended that the Board approve the Exchange and that the Board recommend that the Company’s shareholders vote “FOR” the approval of the Proposal.

Q:	How does the Company’s board of directors recommend that I vote?

A:	After having received the recommendations of the special committee, and after careful consideration, the disinterested directors and our Board determined that the Exchange and the issuance of the Warrant Shares upon the exercise of the Warrants were in the best interests of the Company and its shareholders and approved such transactions. Our Board recommends that our shareholders vote “FOR” the approval of the Proposal.

Q:	What do I need to do now?

A:	We urge you to read this proxy statement carefully, including its annexes, and to consider how the Proposal affects you. Even if you plan to attend the special meeting in person, we request that you complete, sign, date and return the enclosed proxy card, or vote your shares via the Internet or by telephone, and thus ensure that your shares will be represented at the special meeting if you are unable to attend.

Q:	What happens if I do not respond or if I respond and fail to indicate my voting preference or if I abstain from voting?

A:	If you fail to sign, date and return your proxy card, fail to vote your shares via the Internet or by telephone and fail to be present in person at the special meeting, your shares of common stock will not be counted towards establishing a quorum for the special meeting, which requires holders representing a majority of the outstanding shares of common stock to be present in person or by proxy. If you respond and do not indicate your voting preference, we will count your proxy as a vote in favor of the approval of the Proposal. If you respond and abstain from voting, your proxy will have no effect on the vote for the Proposal.

Q:	If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A:	Yes, but only if you provide instructions to your broker on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Without those instructions, your shares will not be voted and will have no effect on the outcome of the vote on the Proposal.

Q:	Can I change my vote after I have mailed my proxy card?

A:	Yes. You can change your vote at any time before your proxy is voted at the special meeting. You may do so by notifying us in writing at Investor Relations, X-Rite, Incorporated, 4300 44th Street, S.E., Grand Rapids, MI 49512, or by submitting a new proxy, in each case, dated after the date of the proxy being revoked. In addition, your proxy may be revoked by attending the special meeting and notifying the secretary of the special meeting in writing prior to the voting of your proxy of your intention to vote in person. However, simply attending the special meeting will not revoke your proxy. If you have instructed a broker to vote your shares, the above-described options for changing your vote do not apply and instead you must follow the instructions received from your broker to change your vote.

Q:	What happens if the special meeting is adjourned or postponed?

A:	Your proxy will still be effective and may be voted at the rescheduled meeting. You will still be able to change or revoke your proxy until it is voted.

Q:	What does it mean if I receive more than one proxy card?

A:	If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Q:	Who is paying for this proxy solicitation?

A:	The cost of the solicitation of proxies will be borne by X-Rite.

Q:	Who can help answer my other questions?

A:	If you have more questions regarding voting or about the Proposal, you should contact X-Rite Investor Relations, at (616) 803-2100. If your broker holds your shares, you should also call your broker for additional information.

THE SPECIAL MEETING

Time, Place and Purpose of the Special Meeting

This proxy statement is being furnished to our shareholders as part of the solicitation of proxies by the Board for use at the special meeting to be held on October 28, 2009, starting at 8:00 a.m., Central Time, at the offices of McDermott Will & Emery LLP, 227 West Monroe Street, Chicago, IL 60606, and any adjournment or postponement thereof. The purpose of the special meeting is for our shareholders to consider and vote upon the Proposal to approve the issuance of the Warrant Shares upon exercise of the Warrants. Our shareholders must approve the Proposal for such issuances to occur. If the Proposal is approved by our shareholders at the special meeting, the Series A Preferred holders will no longer be entitled to certain rights as further described in “Consequences of the Proposal being Approved on the Series A Preferred Stock.” This proxy statement and the enclosed form of proxy are first being mailed to our shareholders on or about October 2, 2009.

Voting Securities and Record Date

The holders of record of shares of common stock as of the close of business on September 25, 2009, the record date for the special meeting, are entitled to receive notice of, and to vote at, the special meeting. On the record date, there were 77,700,900 shares of common stock outstanding.

The holders of a majority of the outstanding shares of common stock on the record date, represented in person or by proxy, will constitute a quorum for purposes of the special meeting. A quorum is necessary to hold the special meeting. For purposes of determining the presence of a quorum, abstentions will be included in determining the number of shares present and voting at the meeting; however, broker non-votes will not be included in the number of shares present and voting at the meeting. Any shares of common stock held in treasury by X-Rite or by any of its subsidiaries are not considered to be outstanding for purposes of determining a quorum. Once a share is represented at the special meeting, it will be counted for the purpose of determining a quorum at the special meeting and any adjournment or postponement of the special meeting. However, if a new record date is set for the adjourned or postponed special meeting, then a new quorum will have to be established.

Electronic Delivery of Proxy Statements

This proxy statement is available on X-Rite’s Internet site at www.xrite.com/company_investor_relations.aspx.

Most shareholders can elect to receive future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. If you are a shareholder of record, you can choose this option and save X-Rite the cost of producing and mailing these documents by:

•	Following the instructions provided when you vote over the Internet, or

•	Going to X-Rite’s Internet page at www.xrite.com/company_investor_relations.aspx under Shareholder Services and following the instructions provided.

If you are a shareholder of record and you choose to receive future proxy statements and annual reports over the Internet, you will receive an annual e-mail message containing the Internet address to access X-Rite’s proxy statement and annual report. The e-mail also will include instructions for voting over the Internet.

If you hold your shares in “street name” and choose to receive future proxy statements and annual reports over the Internet and your bank, broker or other holder of record participates in the service, you will receive an annual e-mail message containing the Internet address to use to access X-Rite’s proxy statement and annual report.

Required Vote

Each outstanding share of common stock on September 25, 2009, the record date for the special meeting, entitles the holder to one vote at the special meeting. In order for the Warrants to become exercisable, a majority of the votes cast in person or by proxy at the special meeting must be voted “FOR” the Proposal. In order for your shares of common stock to be included in the vote, you must either vote your shares by proxy via the Internet, by telephone or by mail, or vote your shares in person at the special meeting.

As of the record date, the directors and executive officers of X-Rite beneficially owned, in the aggregate, 1,660,910 shares of common stock, or 2.1% of the outstanding shares of common stock, excluding shares deemed beneficially owned as a result of relationships with the Investors. As of the record date, OEP owned 28,669,365 shares of common stock, or 36.9% of the outstanding shares of our common stock, Sagard owned 11,856,512 shares of common stock, or 15.3% of the outstanding shares of our common stock and Tinicum owned 10,271,667 shares of common stock, or 13.2% of the outstanding shares of our common stock. Each of the Investors has separately entered into a voting agreement with the Company, whereby it has agreed to vote any shares of our common stock its owns on the date of the meeting “FOR” the approval of the Proposal.

If your shares are held in “street name” by your broker, you should instruct your broker how to vote your shares using the instructions provided by your broker. If you have not received such voting instructions or require further information regarding such voting instructions, contact your broker and they can give you directions on how to vote your shares. Under the NASDAQ rules, brokers who hold shares of common stock in “street name” for customers without investment discretion over a customer’s account pursuant to an advisory contract and who have not been designated in writing by the customer to vote proxies may not exercise their voting discretion in respect of the Proposal. Accordingly, absent specific instructions from the beneficial owner of such shares, brokers are not empowered to vote such shares at the special meeting. These non-voted shares are referred to as “broker non-votes.” Because approval of such proposed transaction requires the affirmative vote “FOR” the approval of such proposed transaction by a majority of the votes cast in person or by proxy at the special meeting, abstentions and broker non-votes will have no effect on the outcome of the vote on the proposed transaction.

Proxies; Revocation

The use of a proxy allows a shareholder of X-Rite to be represented at the special meeting if he or she is unable to attend the meeting in person. There are four (4) ways to vote your shares:

1. By the Internet at www.proxyvote.com

2. By toll-free telephone at 1-800-690-6903

3. By completing and mailing your proxy card

4. By written ballot at the special meeting

If you vote your shares using any of the methods described above, the shares represented by the proxy will be voted at the special meeting or at any adjournment or postponement thereof. Where shareholders specify a choice, the proxy will be voted as specified. If no choice is specified on a properly executed proxy card, the shares represented by the proxy will be voted “FOR” the approval of the Proposal and at the discretion of the proxy voters on any other matters voted upon at the special meeting. A proxy may be revoked prior to its exercise by (1) delivering a written notice of revocation to Investor Relations, at X-Rite, Incorporated, 4300 44th Street, S.E., Grand Rapids, MI 49512, (2) delivery of a later-dated proxy, including by telephone or Internet vote, or (3) attending the special meeting in person and notifying the secretary of the special meeting in writing prior to the vote of your proxy that you intend to vote your shares in person. Attendance at the special meeting, in and of itself, will not constitute a revocation of a proxy.

If you have instructed your broker to vote your shares, the above-described options for revoking your proxy do not apply and instead you must follow the directions provided by your broker to change these instructions.

X-Rite does not expect that any matter other than the Proposal regarding the Warrant Shares will be brought before the special meeting. If, however, such a matter is properly presented at the special meeting or any adjournment or postponement of the special meeting, the persons appointed as proxies will have discretionary authority to vote the shares represented by duly executed proxies in accordance with their discretion and judgment.

The cost of the solicitation of proxies will be borne by X-Rite. Proxies may be solicited personally or by telephone or facsimile by a few regular employees of X-Rite without additional compensation. Brokers, nominees, custodians, and other fiduciaries will be reimbursed by X-Rite for their expenses in connection with sending proxy materials to beneficial owners.

Adjournments and Postponements

Although it is not expected, the special meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement may be made without notice, other than by an announcement made at the special meeting, by approval of the holders of a majority of the outstanding shares of common stock present in person or represented by proxy at the special meeting, whether or not a quorum exists. Any signed proxies received by X-Rite will be voted in favor of an adjournment or postponement in these circumstances, other than in the event a new record date is set. Any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies will allow X-Rite shareholders who have already sent in their proxies to revoke them at any time prior to their use.

THE PROPOSAL

APPROVAL OF THE ISSUANCE OF THE WARRANT SHARES UPON THE EXERCISE

OF THE WARRANTS

This section of the proxy statement describes the material provisions of the Warrants and the material provisions of the Series A Preferred Stock that will be affected by the vote on the Proposal. The following summary does not purport to describe all of the terms of the Warrants or the Series A Preferred Stock and is qualified in its entirety by reference to the complete text of the Form of Warrant and Certificate of Designation of the Series A Preferred Stock, which are attached as annexes to this proxy statement and incorporated into this proxy statement by reference. We urge you to read the full text of the Form of Warrant and Certificate of Designation of the Series A Preferred Stock.

Description of the Exchange

On August 18, 2009, we entered into an exchange agreement with the Investors pursuant to which the Investors acquired an aggregate of 41,561.22312 shares of newly created Series A Preferred Stock and the Warrants to acquire an aggregate of 7,500,000 shares of our common stock at an initial exercise price of $0.01 per share (subject to certain anti-dilution adjustments as further described in “The Warrants”) in exchange for the cancellation of $41,561,223.12 principal amount of loans under our second lien credit agreement that were acquired by the Investors from one of our second lien lenders immediately prior to the exchange. The Warrants are not exercisable unless the Proposal is approved at the special meeting. We have agreed to hold the special meeting and use our reasonable best efforts to obtain shareholder approval of the Proposal at the special meeting. Each of the Investors has separately entered into a voting agreement with the Company, whereby it has agreed to vote any shares of our common stock its owns on the date of the meeting “FOR” the approval of the Proposal.

Description of the Warrants

As described above, in connection with the Exchange Agreement, the Investors received Warrants to acquire an aggregate of 7,500,000 shares of our common stock with an initial exercise price of $0.01 per Warrant Share. Each Investor’s right to exercise its Warrant is subject to approval of the Proposal at the special meeting. If the Proposal is approved at the special meeting, the Warrants will become immediately exercisable at any time from and after the special meeting and on or prior to August 18, 2019 and the rights of the Series A Preferred holders will be modified as further described in “—Consequences of Approval of the Proposal on the Series A Preferred Stock”. If the Proposal is not approved at the special meeting, the Warrants will automatically terminate.

In the event that we (i) pay a dividend or make a distribution on our common stock in shares of common stock or other shares of capital stock, (ii) subdivide our outstanding shares of common stock into a larger number of shares of common stock, (iii) combine our outstanding shares of common stock into a smaller number of shares of common stock or (iv) increase or decrease the number of shares of common stock outstanding by reclassification of our common stock, then the number of Warrant Shares issuable upon exercise of each Warrant immediately after the happening of such event will be proportionately adjusted as if the Warrant Shares issuable upon exercise of each warrant was an outstanding amount of shares of common stock immediately prior to the happening of such events (or, in the case of a dividend or distribution of our common stock, immediately prior to the record date therefor). Such adjustments will become effective immediately after the distribution date, retroactive to the record date therefore in the case of a dividend or distribution in shares of our common stock or other shares of capital stock, and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

In the event that we issue to all holders of our common stock rights to subscribe for or purchase shares of our common stock at a price per share that is less than the fair market value per share of our common stock in effect immediately prior to such issuance, the number of Warrant Shares issuable upon exercise of each Warrant immediately after such issuance will be determined by multiplying the number of Warrant Shares issuable upon exercise of each Warrant immediately prior to such issuance by a fraction, the numerator of which shall be the number of shares of common stock outstanding immediately prior to the issuance of such rights plus the number of additional shares of common stock with respect to which such rights for subscription or purchase have been exercised, and the denominator of which shall be the number of shares of common stock outstanding immediately prior to the issuance of such rights plus the total number of shares of common stock which the aggregate consideration expected to be received by us upon the exercise of such rights (as determined in good faith by our board of directors) would purchase at the fair market value per share of our common stock as of the record date. The exercise price of the warrants shall also be adjusted to a number determined by dividing the exercise price immediately prior to such date of issuance by the aforementioned fraction. Such adjustments shall be made, and shall only become effective, when shares of our common stock are subscribed for or purchased in accordance with such rights, retroactive to the record date when such rights are issued.

Immediately prior to the consummation of any recapitalization, reorganization, merger, sale of all or substantially all of our assets or other transaction, which, in each case, is effected in such a way that the holders of our common stock are entitled to receive (either directly or upon subsequent related liquidation) any combination of cash, stock, securities or assets with respect to or in exchange for their common stock, the Warrants will be automatically cancelled in return for the same consideration issued or payable in connection with the consummation of such event with respect to or in exchange for the number of Warrant Shares immediately acquirable and receivable upon the exercise of such holder’s Warrant had such event not taken place.

The Warrants are not subject to any contractual restrictions on transfer. Pursuant to the registration rights agreement that we entered into with the Investors in connection with the recapitalization of the Company in October 2008, or the Recapitalization, and amended in connection with the Exchange in August 2009, the Warrant Shares are “Registrable Shares” (as defined in the registration rights agreement). We are obligated to use our commercially reasonable efforts to keep a shelf registration statement continuously effective (subject to certain permitted suspension periods) to permit resales by the Investors from time to time of the Warrant Shares and other Registrable Shares until the first date on which each Investor no longer owns any Registrable Shares or is eligible to sell such securities pursuant to Rule 144 under the Securities Act of 1933, as amended, without limitation on volume or manner of sale. OEP, Sagard and Tinicum are entitled to request five, two and two underwritten offerings, respectively, under the shelf registration statement subject to the limitations set forth in the registration rights agreement.

At any time and from time to time after the effectiveness of the shelf registration statement, the Investors will be entitled to resell shares of common stock, upon at least two business days’ prior written notice to us (during which notice period we are, under certain circumstances, entitled to suspend the sale). The Investors are required to give us prompt written notice of the consummation of each sale of securities registered under the shelf registration statement (whether or not underwritten). Under certain circumstances, if we have not filed and caused to be effective and maintained the effectiveness of the registration statement, the Investors are also entitled to demand the registration of their Registrable Shares.

Consequences of the Proposal being Approved on the Series A Preferred Stock

The following is a summary of the consequences of the Proposal being approved on the Series A Preferred Stock.

Consequences Relating to the Liquidation Preference

The shares of Series A Preferred Stock issued to the Investors (including shares of Series A Preferred Stock issued to pay “in kind” dividends) have an aggregate liquidation preference equal to the sum of (a) the stated value of $1,000 per share of outstanding Series A Preferred Stock, (b) all accrued and unpaid dividends on the outstanding shares of Series A Preferred Stock and (c) in the case of any event of our liquidation, dissolution or winding up before the special meeting, or if the Proposal is not approved at the special meeting, the Participation Amount (as defined below). The “Participation Amount” means the applicable Trading Price (as defined below) multiplied by the Participation Amount Multiplier (as defined below).

The “Participation Amount Multiplier” means 7,500,000 (subject to certain anti-dilution adjustments as further described in “—Anti-Dilution Adjustments”), divided by, the sum of (x) the total number of shares of Series A Preferred Stock outstanding on such date, (y) the number of shares of Series A Preferred Stock repurchased by us prior to such date and (z) the number of shares of Series A Preferred Stock that would have been issued as dividends paid “in kind” with respect to the shares of Series A Preferred Stock repurchased by us prior to such date had such shares of Series A Preferred Stock remained outstanding.

The “Trading Price” means (i) with respect to our dissolution, liquidation or winding up, the volume-weighted average price of our common stock for the 20 consecutive trading days immediately prior to our dissolution, liquidation or winding up, (ii) with respect to mandatory redemptions, the volume-weighted average price of our common stock for the 20 consecutive trading days immediately prior to such redemption, (iii) with respect to repurchases upon a Fundamental Change (as defined below) in which all holders of our common stock are entitled to receive all-stock proceeds, a combination of cash and stock proceeds or all-cash proceeds, the highest of (x) the fair market value of the aggregate consideration paid to the holders of common stock on account of such Fundamental Change, (y) the volume-weighted average price of our common stock for the 20 consecutive trading days immediately prior to the announcement of a transaction or execution of an agreement that could result in such Fundamental Change and (z) the volume-weighted average price of our common stock for the lesser of 20 consecutive trading days immediately prior to payment to the holders of common stock on account of such Fundamental Change and, if applicable, the number of days between the announcement of a transaction or execution of an agreement that could result in such Fundamental Change and the date of the Fundamental Change, (iv) with respect to redemptions upon a Fundamental Change in which holders of our common stock are not entitled to receive cash or stock proceeds, the volume-weighted average price of our common stock for the lesser of 20 consecutive trading days immediately prior to such Fundamental Change and, if applicable, the number of days between the announcement of a transaction or execution of an agreement that could result in such Fundamental Change and the date of the Fundamental Change and (v) with respect to optional redemptions, the volume-weighted average price of our common stock for the 20 consecutive trading days immediately prior to such notice of redemption.

If the Proposal is approved at the special meeting, the Series A Preferred holders will no longer be entitled to receive the Participation Amount.

Consequences Relating to Mandatory and Optional Redemptions

We are required to redeem all of the then outstanding Series A Preferred Stock on January 23, 2014 at a redemption price equal to the liquidation preference. In addition, we may optionally redeem all shares of the Series A Preferred Stock for a redemption price equal to (a) the stated value of $1,000 per share of Series A Preferred Stock (including additional shares of Series A Preferred Stock issued to pay “in kind” dividends) multiplied by the Early Redemption Multiplier (as described below), plus (b) all accrued and unpaid dividends and (c) in the case of any event of an optional redemption before the special meeting, or if the Proposal is not approved at the special meeting, the Participation Amount. Optional redemptions are permitted after February 18, 2010 at least five business days prior to the end of any applicable window trading period under our insider trading policy. The “Early Redemption Multiplier” is equal to (a) 107% prior to October 25, 2010, (b) 105% from and after October 25, 2010 through and including October 24, 2011, (c) 103% from and after October 25, 2011 through and including October 24, 2012, (d) 101% from and after October 25, 2012 through and including October 24, 2013, and (e) 100% from and after October 25, 2013. We are required to give the Series A Preferred holders not less than 14 nor more than 60 days’ prior notice before any mandatory or optional redemption of the Series A Preferred Stock.

If the Proposal is approved at the special meeting, the Series A Preferred holders will no longer be entitled to receive the Participation Amount in connection with a mandatory or optional redemption of the Series A Preferred Stock by the Company. In addition, if the Proposal is approved at the special meeting, we may also optionally redeem the Series A Preferred Stock after February 18, 2010 within three business days of a refinancing of the indebtedness under our first and/or second lien credit agreements.

Consequences Relating to Redemptions and Repurchases upon a Fundamental Change

In the event of a Fundamental Change, we are required to redeem or make an offer to repurchase all of the outstanding shares of Series A Preferred Stock contemporaneously with the consummation of such Fundamental Change at an amount equal to (a) $1,000 per share of Series A Preferred Stock (including additional shares of Series A Preferred Stock issued to pay “in kind” dividends) multiplied by the Early Redemption Multiplier, plus (b) all accrued and unpaid dividends and (c) in the case of any event of our liquidation, dissolution or winding up before the special meeting, or if the Proposal is not approved at the special meeting, the Participation Amount, provided that, in connection with a Fundamental Change in which all holders of our common stock are entitled to receive all-stock proceeds or a combination of cash and stock proceeds, we also have the right to repurchase, at our option, each outstanding share of Series A Preferred Stock, in either case, contemporaneously with the consummation of such Fundamental Change.

“Fundamental Change” means (a) any person or group other than the OEP, Sagard, Tinicum and their respective affiliates acquires beneficial ownership of 35% or more on a fully diluted basis of the voting and/or economic interest in our capital stock or obtains the power to elect a majority of the members of our board of directors, (b) the majority of the seats (other than vacant seats) on our board of directors cease to be occupied by persons nominated for election by our board of directors, a majority of whom were directors on October 28, 2008 or whose election or nomination for election was previously approved by a majority of such directors, (c) any “change of control” or similar event under our first or second lien credit agreements has occurred or (d) we enter into any transaction of merger or consolidation in which we are not the surviving person, become subject to any liquidation, dissolution or winding up, or convey, sell, lease, sublease (as lessor or sublessor), exchange, transfer or otherwise dispose of, in one transaction or a series of transactions, all or substantially all of our business, assets or property.

If the Proposal is approved at the special meeting, the Series A Preferred holders will no longer be entitled to receive the Participation Amount.

Consequences Relating to Redemptions and Repurchases Generally

If the Proposal is not approved at the special meeting and (a) our common stock continues to be traded on NASDAQ or another national securities exchange and (b) the Trading Price at the time of the redemption or repurchase is higher than the closing price of our common stock on August 17, 2009, we may, at our election pay the portion of the redemption or repurchase price attributable to the Participation Amount by issuing to each holder, in lieu of a cash payment, in respect of such holder’s shares of Series A Preferred Stock, the number of shares of common stock obtained by dividing the portion of the redemption or repurchase price attributable to the Participation Amount by the applicable Trading Price used to determine the Participation Amount. We may only issue shares of common stock in satisfaction of the Participation Amount if the shares are immediately resalable pursuant to an effective registration statement, listed on NASDAQ or another national securities exchange that is the primary market for the trading of our common stock and freely tradable subject only to applicable securities laws and our insider trading policy.

Our right to satisfy the Participation Amount upon a redemption or repurchase of the Series A Preferred Stock, by issuing shares of common stock to the Series A Preferred holders, if the conditions described in the previous paragraph have been met, is not relevant with respect to the Series A Preferred Stock if the Proposal is approved at the special meeting.

Consequences Relating to Participating Dividends

The Series A Preferred holders have the right to receive dividends payable quarterly, at the rate of 14.375% per annum compounded on each quarterly dividend payment date, on the stated value of $1,000 per share of Series A Preferred Stock plus all accrued and unpaid dividends. If an event of default has occurred under our credit agreements or would have occurred thereunder but for a modification, amendment or waiver thereof which has not been approved by holders of a majority of the shares of Series A Preferred Stock, the dividend rate will increase by 2.0% per annum. Our board of directors may pay all such dividends accrued with respect to the Series A Preferred Stock, generally at its option, in cash or “in kind” with additional shares of Series A Preferred Stock.

In addition, if the Proposal is not approved at the special meeting, after the special meeting, the Series A Preferred holders have the right to receive an aggregate amount payable in connection with such dividends equal to the amount which would be paid to the holders of 7,500,000 shares of our common stock (subject to certain anti-dilution adjustments as further described in “—Anti-Dilution Adjustments”) (the “Participating Dividends”). All dividends paid in respect of the Series A Preferred Stock are paid pro rata to the holders entitled thereto based on the number of shares of Series A Preferred Stock held.

If the Proposal is approved at the special meeting, the Series A Preferred holders will not become entitled to receive the Participating Dividends.

Anti-Dilution Adjustments

In the event that we (i) pay a dividend or make a distribution on our common stock in shares of common stock or other shares of capital stock, (ii) subdivide our outstanding shares of common stock into a larger number of shares of common stock, (iii) combine our outstanding shares of common stock into a smaller number of shares of common stock or (iv) increase or decrease the number of shares of common stock outstanding by reclassification of our common stock, then the Participation Amount Multiplier immediately after the happening of such event will be proportionately adjusted as if the Participation Amount Multiplier was an outstanding amount of shares of common stock immediately prior to the happening of such events (or, in the case of a dividend or distribution of our common stock, immediately prior to the record date therefor). Such adjustments will become effective immediately after the distribution date, retroactive to the record date therefore in the case of a dividend or distribution in shares of our common stock or other shares of capital stock, and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

In the event that we issue to all holders of our common stock rights to subscribe for or purchase shares of our common stock at a price per share that is less than the fair market value per share of our common stock in effect immediately prior to such issuance, the Participation Amount Multiplier immediately after such issuance will be determined by multiplying the Participation Amount Multiplier immediately prior to such issuance by a fraction, the numerator of which shall be the number of shares of common stock outstanding immediately prior to the issuance of such rights plus the number of additional shares of common stock with respect to which such rights for subscription or purchase have been exercised, and the denominator of which shall be the number of shares of common stock outstanding immediately prior to the issuance of such rights plus the total number of shares of common stock which the aggregate consideration expected to be received by us upon the exercise of such rights (as determined in good faith by our board of directors) would purchase at the fair market value per share of our common stock as of the record date. Such adjustment shall be made, and shall only become effective, when shares of our common stock are subscribed for or purchased in accordance with such rights, retroactive to the record date when such rights are issued.

The anti-dilution adjustments pertain only to the calculation of the Participation Amount and the determination of the Participating Dividends and therefore are not relevant with respect to the Series A Preferred Stock if the Proposal is approved at the special meeting.

Recommendation of the Special Committee and Approval by our Board of Directors

A special committee consisting of disinterested directors, by unanimous vote at a meeting on August 17, 2009, after consultation with its legal and financial advisors, determined that the Exchange and the issuance of the Warrant Shares upon the exercise of the Warrants were advisable and in the best interests of the Company and its shareholders. The special committee recommended that the Board approve the Exchange and that the Board recommend that the Company’s shareholders vote “FOR” the approval of the Proposal.

After having received the recommendations of the special committee, and after careful consideration, the disinterested directors and our Board determined that the Exchange and the issuance of the Warrant Shares upon the exercise of the Warrants were in the best interests of the Company and its shareholders and approved such transactions. Our Board recommends that our shareholders vote “FOR” the approval of the Proposal.

Current Ownership and Ownership Upon Issuance of the Warrant Shares

Set forth below is a table depicting the ownership of the Company’s common stock if the Proposal is approved based on the number of shares outstanding as of the record date. On September 25, 2009, the last reported sale price of our common stock on NASDAQ was $2.05 per share.

Name	Number of Shares of Common Stock Beneficially Owned Prior to Approval of the Proposal(1)	Percent of Shares of Common Stock Beneficially Owned Prior to Approval of the Proposal(1)(2)	Number of Shares of Common Issuable Upon Exercise of Warrant(3)	Number of Shares of Common Stock Beneficially Owned After Approval of the Proposal(1)	Percent of Shares of Common Stock Beneficially Owned After Approval of the Proposal(1)(2)
OEP	28,669,365	36.9%	4,568,528	33,237,893	40.4%
Sagard	11,856,512	15.3%	1,451,345	13,307,857	16.8%
Tinicum	10,271,667	13.2%	1,480,127	11,751,794	14.8%

(1)	The shares beneficially owned by OEP include grants made to each of Messrs. Cohen and Farmer of 41,870 shares of restricted common stock and options to acquire 7,098 shares exercisable within 60 days of the record date under our 2008 Omnibus Long Term Incentive Plan in connection with their service on our Board, as further described in footnote 4 to the “Securities Ownership By Principal Shareholders” table. The shares beneficially owned by Sagard include grants made to Mr. Friedberg for 41,870 shares of restricted common stock and options to acquire 7,098 shares exercisable within 60 days of the record date under our 2008 Omnibus Long Term Incentive Plan in connection with his service on our Board, as further described in footnote 6 to the “Securities Ownership By Principal Shareholders” table.

(2)	The percentage of shares held is calculated on the basis of the number of outstanding shares of common stock held plus common stock which may be acquired within 60 days of the record date by such Investor.

(3)	The number of shares of common stock issuable upon exercise of the Warrants is subject to certain anti-dilution adjustments.

Federal Income Tax Matters

Tax Consequences to the Company. The approval or disapproval of the Proposal at the special meeting will not give rise to any gain, loss, income or deduction to the Company.

Tax Consequences to Shareholders. Subject to the discussion below in respect of the Investors, the approval or disapproval of the Proposal will not be a taxable event to the holders of the Company’s common stock.

With respect to Series A Preferred Stock and Warrants held by the Investors, the Company intends to take the position that, for federal income tax purposes, any changes to the terms of the Series A Preferred Stock in connection with the Proposal and the cancellation of the Warrants, if the Proposal is not approved, will be treated as a transaction that constitutes a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended. If treated in that manner, neither such changes to the terms of the Series A Preferred Stock nor the cancellation of the Warrants (if the Proposal is not approved) will be a taxable event to the Investors. However, no rulings have been sought from the Internal Revenue Service or a court and no assurance can be given that Internal Revenue Service or a court will agree with the treatment discussed above. The Investors should consult their tax advisors concerning the tax consequences of the Proposal to them.

Absence of Dissenters’ Rights

The Company is incorporated in the State of Michigan and, accordingly, subject to the Michigan Business Corporation Act. The Company’s shareholders are not entitled to dissenters’ rights under the Michigan Business Corporation Act with respect to the Exchange or the issuance of the Warrant Shares upon the exercise of the Warrants.

SECURITIES OWNERSHIP BY PRINCIPAL SHAREHOLDERS

The following table contains information regarding ownership of the Company’s common stock by persons or entities known to the Company to beneficially own more than 5% of the Company’s common stock. The content of this table is based upon information contained in Schedules 13D and 13G furnished to the Company as well as information provided by The NASDAQ Stock Market and represents the Company’s understanding of circumstances in existence as of September 25, 2009. The amounts below exclude any shares issuable upon exercise of the Warrants.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percentage of Class(1)(2)
OEPX, LLC(3)	28,669,365	(3)(4)	36.9	%(3)(4)
Sagard Capital Partners, L.P.(5)	11,856,512	(5)(6)	15.3	%(5)(6)
Tinicum Capital Partners II, L.P.(7)	10,271,667	(7)	13.2	%(7)

(1)	Excludes the following number of shares which each principal shareholder may acquire, if the Proposal is approved, upon the exercise of the Warrants: 4,568,528 shares by OEP, 1,451,345 shares by Sagard, 1,468,100 shares by Tinicum Capital Partners II, L.P., a Delaware limited partnership, or TCP II, 7,635 shares by Tinicum Capital Partners II Parallel Fund, L.P., a Delaware limited partnership, or TCP Parallel, and 4,392 shares by Tinicum Capital Partners II Executive Fund L.L.C., a Delaware limited liability company, or TCP Executive. The Warrants will expire on August 18, 2019, provided that if the Proposal is not approved at the special meeting, the Warrants will be cancelled. The number of shares issuable upon exercise of the Warrants is subject to certain anti-dilution adjustments.

(2)	The percentage of shares held is calculated for each principal shareholder on the basis of the number of outstanding shares of common stock held, plus common stock that the principal shareholder has the right to acquire beneficial ownership of within 60 days (excluding shares that will be issuable upon exercise of the Warrants if the Proposal is approved).

(3)	OEP owns 28,571,429 shares of our common stock, all of which were issued to OEP in the Recapitalization, and a Warrant acquired in the Exchange exercisable for 4,568,528 shares of common stock if the Proposal is approved at the special meeting. OEP, One Equity Partners III, L.P., a Cayman Islands limited partnership, or OEP III, OEP General Partner III, L.P., a Cayman Islands limited partnership, or OEP GP III, and OEP Holding Corporation, a Delaware corporation, or OEP Holding, jointly file a single Schedule 13D with respect to the shares and other securities held by OEP. OEP and the other entities that jointly file a Schedule 13D with OEP are referred to herein as the OEP Entities. The managing member of OEP is OEP III; the sole general partner of OEP III is OEP GP III and the sole general partner of OEP GP III is OEP Holding; Bank One Investment Corporation, a Delaware corporation, or BOI, owns all of the outstanding capital stock of OEP Holding; JPMorgan Capital Corporation, a Delaware corporation, or JPM CC, owns all of the outstanding capital stock of BOI; Banc One Financial LLC, a Delaware limited liability company, or BOF LLC, owns all of the outstanding capital stock of JPM CC; and JPMorgan Chase & Co., a Delaware corporation, or JPMC, owns all of the outstanding equity interests of BOF LLC. Under the rules of the SEC, each OEP Entity may be deemed to beneficially own shares of common stock beneficially owned by each of the other OEP Entities. The address of each OEP Entity is 320 Park Avenue, 18th Floor New York, NY 10022.

(4)

Messrs. David M. Cohen and Colin M. Farmer are two of the three individuals designated by OEP to serve on our Board. Each of Messrs. Cohen and Farmer are officers of OEP Holding. In connection with their service on our board of directors, each of Messrs. Cohen and Farmer have each received grants of an aggregate of 41,870 shares of restricted common stock and options to acquire 7,098 shares exercisable within 60 days that are deemed outstanding pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, under our 2008 Omnibus Long Term Incentive Plan. Each of Messrs. Cohen and Farmer holds these shares of restricted stock and stock options for the benefit of OEP III. As a result, OEP and the other OEP Entities may be deemed to beneficially own shares of common stock beneficially owned by Messrs. Cohen and Farmer and such shares are included in the table above.

(5)	Sagard directly owns 11,807,544 shares of our common stock, of which 9,076,667 shares were acquired in the Recapitalization, and a Warrant acquired in the Exchange exercisable for 1,451,345 shares of common stock if the Proposal is approved at the special meeting. Sagard, Sagard Capital Partners GP, Inc., a Delaware corporation, or Sagard GP, and Sagard Capital Partners Management Corporation, a Delaware corporation, or Sagard Management, jointly file a single Schedule 13D with respect to the shares and other securities held by Sagard. Sagard and the other entities that jointly file a Schedule 13D with Sagard are referred to herein as the Sagard Entities. Sagard Management is the investment manager of Sagard and Sagard GP is the general partner of Sagard. Under the rules of the SEC, each Sagard Entity may be deemed to beneficially own shares of common stock beneficially owned by each of the other Sagard Entities. As a result of direct and indirect securities holdings, Power Corporation of Canada and Mr. Paul G. Desmarais may each be deemed (i) to control the Sagard Entities, although this filing shall not be construed as an admission that any such control relationship actually exists, and (ii) to beneficially own the securities held by the Sagard Entities. Each of the Sagard Entities, Power Corporation of Canada and Mr. Paul G. Desmarais disclaims beneficial ownership (as defined in Rule 16a-1(a)(2) of the Exchange Act) of the securities held by the Sagard Entities except to the extent of its pecuniary interest therein. The address of each Sagard Entity is 325 Greenwich Avenue, Greenwich, CT 06830.

(6)	Mr. Daniel Friedberg is the individual designated by Sagard to serve on our Board. Mr. Friedberg is the President and Chief Executive Officer of Sagard Management. In connection with his service on our board of directors, Mr. Friedberg has received grants of an aggregate of 41,870 shares of restricted common stock and options to acquire 7,098 shares exercisable within 60 days that are deemed outstanding pursuant to Rule 13d-3 of the Exchange Act under our 2008 Omnibus Long Term Incentive Plan. Mr. Friedberg holds these shares of restricted stock and stock options for the benefit of Sagard Management. As a result, Sagard and the other Sagard Entities may be deemed to beneficially own shares of common stock beneficially owned by Mr. Friedberg and such shares are included in the table above.

(7)	TCP II, directly owns 10,188,203 shares of our common stock, of which 9,181,451 shares were acquired in the Recapitalization, and a Warrant acquired in the Exchange exercisable for 1,468,100 shares of common stock if the Proposal is approved at the special meeting. TCP Parallel, directly owns 52,986 shares of our common stock, of which 47,750 shares were acquired in the Recapitalization, and a Warrant acquired in the Exchange exercisable for 7,635 shares of common stock if the Proposal is approved at the special meeting. TCP Executive, directly owns 30,478 shares of our common stock, of which 27,466 shares were acquired in the Recapitalization, and a Warrant acquired in the Exchange to receive 4,392 shares of common stock if the Proposal is approved at the special meeting. TCP II, TCP Parallel and TCP Executive, Tinicum Lantern II L.L.C., a Delaware limited liability company, or TCP Manager, Terence M. O’Toole and Eric M. Ruttenberg, or the Tinicum Entities, jointly file a single Schedule 13D with respect to the shares and other securities held by the Tinicum Entities. TCP Manager is the general partner of each of TCP II and TCP Parallel and the managing member of TCP Executive. Under the rules of the SEC, each Tinicum Entity may be deemed to beneficially own shares of common stock beneficially owned by each of the other Tinicum Entities. Shares beneficially owned by each Tinicum Entity indirectly as a result of holdings of the other Tinicum Entities have been excluded for purposes of the presentation of the beneficial ownership of our common stock. The address of each Tinicum Entity is 800 Third Avenue, 40th Floor, New York, NY 10022.

SECURITIES OWNERSHIP BY MANAGEMENT AND DIRECTORS

The following table contains information regarding ownership of the Company’s equity securities by each director, each named executive officer and all directors and executive officers as a group. The content of this table is based upon information supplied by the persons identified in the table or known to the Company and represents the Company’s understanding of circumstances in existence as of September 25, 2009.

Name	Shares Beneficially Owned(1)	Exercisable Options(2)	Total	Percent of Class(3)
Named Executive Officers
Thomas J. Vacchiano Jr. President and Chief Executive Officer	614,134	254,493	868,627	*
Francis Lamy Senior Vice President and Chief Technology Officer	27,801	98,354	126,155	*
Non-Employee Directors				*
Gideon Argov	78,212	19,273	97,485	*
David M. Cohen(4)	41,870	7,098	48,968	*
David A. Eckert	41,870	7,098	48,968	*
Colin M. Farmer(4)	41,870	7,098	48,968	*
Daniel M. Friedberg(5)	41,870	7,098	48,968	*
L. Peter Frieder	58,397	37,772	96,169	*
John E. Utley	93,891	79,888	173,779	*
Mark D. Weishaar	58,147	44,676	102,823	*

All Directors and Executive Officers as a Group (10 persons)	1,098,062	562,848	1,660,910	2.1%

*	Less than one percent

(1)	Each person named in the table has sole voting and investment power with respect to the issued shares listed in this column. Excludes shares issuable pursuant to options.

(2)	This column reflects shares subject to options exercisable as of September 25, 2009, or within 60 days thereafter.

(3)	The percentages are calculated on the basis of the number of outstanding shares of common stock plus common stock deemed outstanding pursuant to Rule 13d-3 of the Exchange Act.

(4)	Excludes (i) shares of common stock beneficially owned by OEP as further described in footnotes 3 and 4 of the “Securities Ownership by Principal Shareholders” table, (ii) shares of common stock issuable upon exercise of the Warrant held by OEP and (iii) 25,316.48088 shares of Series A Preferred Stock acquired by OEP in the Exchange.

(5)	Excludes (i) shares of common stock beneficially owned by Sagard as further described in footnotes 5 and 6 of the “Securities Ownership by Principal Shareholders” table, (ii) shares of common stock issuable upon exercise of the Warrant held by Sagard and (iii) 8,042.62421 shares of Series A Preferred Stock acquired by Sagard in the Exchange.

COMPENSATION DISCUSSION & ANALYSIS

Role and Composition of the Committee

The Compensation Committee (the “Committee”) administers and approves elements of compensation for corporate officers and periodically reviews them with management. The Nominating and Governance Committee (“NGC”) reviews the Chief Executive Officer’s (“CEO”) performance and reviews the CEO’s evaluations of his direct reports. The NGC then advises the Committee of its findings. The Committee recommends to the Board for its approval the CEO’s compensation based upon this evaluation.

All members of the Committee are independent. With the exception of annual stock option and stock grant awards, as outlined under the Director Compensation discussion in this Proxy Statement, Committee members are not eligible to participate in any of the plans or programs that the Committee administers. The Committee has the authority to retain consultants and advisors as it may deem appropriate in its discretion, and authority to approve related fees and retention terms for these advisors. The Committee reports to the Board on its actions and recommendations following every meeting, and periodically meets in executive session without members of management present.

Compensation Philosophy and Practices

The key objectives of the our executive compensation programs are to attract, motivate and retain talented executives who drive X-Rite’s success and industry leadership. The Company’s programs support these objectives by rewarding individuals for advancing business strategies and aligning the executives’ interests and expectations with those of the Company’s shareholders. The programs are designed to provide executives with competitive compensation that maintains a balance between cash and equity compensation, with a significant portion of total compensation at risk, tied both to annual and long-term financial performance of the Company as well as to the creation of shareholder value. It is the Committee’s strong belief that its compensation philosophy will encourage executives to manage the Company’s business from the perspective of owners with an equity stake in the Company.

In constructing and applying these policies, a conscious effort is made to identify and evaluate programs for comparable employers, considering factors such as geography and industry influences, relative sizes, growth stages, and market capitalization. The Committee has enlisted the assistance of a consulting firm to provide information for a peer group of corporations that can be used for compensation comparison and benchmarking purposes. The Committee engaged Hewitt Associates, a major consulting firm experienced in all aspects of executive compensation analysis and design, to assist with its compensation analysis in fiscal 2008.

In making compensation decisions, the Committee compares each element of total compensation against a peer group of U.S. publicly-traded companies in the electronic test and measurement industry (collectively, the “Compensation Peer Group”). The Compensation Peer Group, which is periodically reviewed and updated by the Committee, consists of companies against which the Committee believes the Company competes for talent and for shareholder investment. The companies comprising the Compensation Peer Group are:

Analogic Corporation	Heico Corp.	Newport Corporation
Calamp Corporation	Intermagnetics General Corp.	Park Electrochemical Corp.
Cohu Inc.	Jaco Electronics Inc.	Photon Dynamics Inc.
Daktronics Inc.	Lecroy Corporation	Planar Systems Inc.
Dionex Corporation	Measurement Specialties Inc.	Zygo Corporation
Electro Scientific Industries Inc.	Mercury Computer Systems Inc.
Finisar Corporation	Microsemi Corporation

Market data is only one factor used in determining executive compensation. Other factors that are considered include (i) the value of the position to the Company, (ii) what other peer executives within the

Company are paid, (iii) how the job relates to those peers, and (iv) the contribution of the executive including tenure, skills, performance, and industry knowledge. The Company competes with many larger companies for top executive-level talent. As such, the Committee generally sets compensation for executive officers at the 50th percentile of compensation paid to similarly situated executives of the companies comprising the Compensation Peer Group. Variations to this objective may occur as dictated by the experience level of the individual, market factors such as distinctive contributions and extraordinary performance.

Role of Executive Officers in Compensation Decisions

The Committee makes all compensation decisions and equity awards for the executive officers of the Company, other than the Chief Executive Officer (“CEO”). The Committee also reviews recommendations made by the CEO and approves compensation and equity awards for other leadership team members (which includes other actively employed executives).

The Committee reviews the annual salary plan with the CEO for all of the Company’s executive officers and provides input to the Board to make such adjustments as the Board determines appropriate based upon salary survey data for comparable employers, economic conditions in general, and evaluations by the CEO. Compensation for the CEO is reviewed and approved by the Board and adjusted based on the same considerations for other executive salaries, plus input from the NGC and its evaluation of the CEO’s performance.

Components of Executive Compensation

The compensation program for executive officers consists of the following components:

•	Salaries

•	Annual Cash Incentive (Bonus) Awards

•	Long Term Equity Awards (including stock options and restricted shares)

•	Severance Benefits (conditional on non-compete stipulation)

•	In-Service Benefits

•	Perquisites

Salaries

Salaries are used to provide a fixed amount of compensation for the executive’s regular work. The salaries of the named executive officers are reviewed on an annual basis, as well as at the time of a promotion or other change in responsibilities. Increases in salary are based on an evaluation of the individual’s performance, responsibilities and the Company’s need to be competitive in the market for executive services. Compensation recommendations are benchmarked and targeted to be in line with the 50th percentile of comparable positions within the Compensation Peer Group. Any salary increase for an executive officer other than the CEO must be approved by the CEO and the Committee. Due to difficult market conditions in 2009, base salary adjustments based on peer group comparisons will be limited or deferred.

Annual Cash Incentive Awards

Executive officers may be awarded annual cash bonuses which are earned based on Company performance criteria. Annual cash incentive awards are designed to reward short-term performance and achievement of designated strategic growth results. The award is considered annually and approved by the Committee. The Committee sets the minimum, target, and maximum levels for the short-term cash incentive award (“STIA”) annually for the next year. The target bonus is set based on an analysis of compensation for comparable positions with the Compensation Peer Group and is intended to provide a competitive level of compensation if the executive achieves target performance objectives. Bonus levels are determined as a percentage of each executive’s base salary.

No STIA payments were paid to executive officers with respect to 2008 performance because minimum thresholds were not achieved. The metric for the 2008 STIA was weighted using 50 percent adjusted EBITDA (earnings before income tax, depreciation, and amortization) and 50 percent revenue. Adjusted EBITDA is defined as EBITDA with adjustments for restructuring and integration related expenses, FASB 123(R) expenses, and other non-recurring and non-cash items. The named executive officers participating in the STIA program were eligible to receive payments that ranged from 20 percent of their targeted bonus amount for achieving the minimum target performance level of 95 percent of targeted revenue and 90 percent of targeted adjusted EBITDA, to a maximum of 200 percent of their targeted bonus amount for achieving 105 percent or more of targeted revenue and 110 percent or more of targeted adjusted EBITDA.

For fiscal year 2009, the normal STIA program has been modified across the Company, including for executive officers. This decision has been taken in view of the extraordinary economic conditions and related financial challenges the Company sees in 2009.

Because of the difficulty in predicting the depth or length of the current economic climate, and relative impact on the Company’s 2009 performance, the Compensation Committee of the Board has established a modified incentive award program for 2009. The metric for the 2009 STIA is adjusted EBITDA, and it is only triggered and available to eligible employees, including executive officers, if the Company’s financial performance exceeds the Board approved 2009 Profit Plan as measured by adjusted EBITDA (as defined by X-Rite’s Lender Agreements) by at least $2 million.

If the Company’s profit performance exceeds the 2009 Profit Plan plus $2 million, a portion of this over achievement is contributed to a bonus pool to be shared by all eligible employees. This pool will be limited so that payout to any employee, including executive management, will not exceed 110 percent of target STIA. The Company believes that the specific performance goals established for 2009 represent confidential financial information that the Company does not disclose to the public, as it would result in meaningful competitive harm.

Upon completion of each fiscal year, the Committee assesses the performance against each financial objective of the STIA, comparing the actual results to the pre-determined target.

Long Term Equity Incentive Awards

Equity-based compensation and ownership ensures that the Company’s executive officers have a continuing stake in the long term success of the Company. The Company’s approach to equity compensation is designed to balance business objectives with pay-for-performance, retention, competitive market practices, and shareholder interests. Long-term incentive awards (“LTIA”) are comprised of a mix of stock options and performance-based restricted stock. Stock options provide a material incentive to employees by providing an opportunity for a stock ownership stake in the Company. Performance-based restricted stock awards provide a material incentive to executives by offering potential increased stock ownership in the Company tied directly to improving financial performance of the Company.

Generally, these awards are considered annually and use an adjusted EBITDA growth objective target to determine the underlying value of the award. The LTIA adjusted EBITDA targets are established to reflect targeted growth for a three year horizon. LTIA provides senior management with an incentive opportunity linked to multiple year corporate financial performance and shareholder value. Equity awards are also granted periodically to a select group of non-executive employees whose contributions and skills are critical to the Company’s long-term success.

In general, annual LTIA compensation awards are determined at the Committee’s regularly scheduled first quarter meeting and are reflected in “Summary Compensation Table for Fiscal 2008” and “Grants of Plan Based Awards Table for Fiscal Year 2008.” The underlying value of the LTIA to named executive officers was determined based on a dollar amount indicated by the “50th percentile” of long-term compensation for the Compensation Peer Group for the applicable position as indicated in the peer market data, with a certain percent of this amount to be in the form of stock options and a certain percent of this amount to be in the form of restricted stock. The exact equity allocation, vesting schedule, and performance measures may vary from year to year. For purposes of determining the number of shares issued and options granted, the Company uses a modified Black-Scholes valuation applied on a consistent basis from year to year.

In March 2008, the Committee reviewed the 2008 LTIA compensation program for executive officers and established an LTIA level based on the 50th percentile of market for the position based on the Compensation Peer Group. The LTIA awards consist of 50 percent (in value) of stock options vesting in equal annual installments over a period of three years from the date of grant and 50 percent (in value) of performance-based restricted stock cliff vesting after three years. The Company uses the closing price of the Company’s common stock on the grant date as the exercise price of the options granted.

These LTIA grants were awarded as follows:

Current Named Executive Officers	2008 LTIA
	Restricted Shares(#)	Stock Options(#)
Thomas J. Vacchiano Jr.	28,565	57,129
Francis Lamy(1)	10,712	21,423

Former Named Executive Officers
Mary E. Chowning(2)	10,712	21,423
Lynn Lyall(3)	10,712	21,423
David A. Rawden(4)	—	—
Bradley J. Freiburger(5)	—	—

(1)	On March 13, 2008, in addition to the LTIA grants noted above, Mr. Lamy was awarded a one-time stock option award to purchase 50,000 shares of X-Rite stock. These stock options will vest in equal annual installments over a period of three years from the date of grant. Special one-time stock option awards support retention, recognize new job responsibilities, and better align management and shareholder interests.

(2)	On April 15, 2008, Ms. Chowning retired from the Company after serving as its Executive Vice President and Chief Financial Officer. Under the terms of Ms. Chowning’s Employment Agreement, the 2008 LTIA awards vested on her termination date.

(3)	Mr. Lyall joined the Company on March 3, 2008 as the Chief Financial Officer, and he resigned on May 9, 2008. On March 3, in addition to the LTIA grants noted above, Mr. Lyall was awarded a one-time stock option award to purchase 75,000 shares of X-Rite stock. As none of his equity holdings were vested at the time of Mr. Lyall’s resignation, the LTIA awards granted and the one-time stock option award were cancelled.

(4)	Mr. Rawden served as the Company’s Chief Financial Officer from May 13, 2008 to December 10, 2008. Mr. Rawden was an employee of AlixPartners, a consulting firm engaged by the Company, and as such was not eligible to participate in the LTIA program.

(5)	Mr. Freiburger joined the Company on March 17, 2008 as its Vice President and Controller, and was not eligible to participate in the LTIA program on the date of grant. Prior to his appointment as Interim Chief Financial Officer, Mr. Freiburger was awarded two stock option grants in 2008: (1) on March 17 to buy 3,000 shares of X-Rite stock, and (2) on May 20 to buy 5,000 shares of X-Rite stock. Mr. Freiburger resigned from the Company effective on September 4, 2009. The 42,500 unvested stock options and 38,000 restricted shares held by Mr. Freiburger were cancelled in connection with his resignation.

The 2008 LTIA performance-based restricted stock awards vest based upon the achievement of the cumulative adjusted EBITDA growth objectives outlined below.

Adjusted EBITDA (2008-2011 Cumulative Total) ($ millions)				Vesting Threshold % of Target
Less than			221	0%
	221	to	222	20%
	223	to	224	40%
	225	to	227	60%
	228	to	229	80%
Greater than			230	100%

In connection with the consummation of the Recapitalization, the Board approved the grant of special one-time equity awards. The one-time equity awards are considerably larger than the awards that the Company typically has granted as part of its historical equity compensation practices because the Company intends for the one-time equity awards to replace subsequent grants under the annual LTIA program through 2011. The Board granted the special one-time equity awards after determining that the then outstanding stock options were not fully achieving their original objective of incentive compensation and employee retention.

The October 30, 2008 one-time equity grants were awarded as follows:

	One Time Equity Awards
	Restricted Shares/Units (#)(1)	Stock Options (#)(2)
Thomas J. Vacchiano Jr.	439,000	439,000
Bradley J. Freiburger	38,000	38,000
Francis Lamy	231,000	231,000

(1)	One-third of the restricted stock granted under the one-time equity awards will vest in annual installments over a three year measurement period, one-third will vest in annual installments over a four year measurement period and one-third will vest in annual installments over a five year measurement period, in each case, provided that performance targets are met during the applicable measurement period. Vesting is based on adjusted EBITDA performance for each year during the measurement period if the Company achieves adjusted EBITDA growth of eight percent per year, as compared to the baseline adjusted EBITDA for fiscal 2008. Vesting will also occur if annual adjusted EBITDA targets are missed, provided cumulative targets are achieved for subsequent years. The cumulative adjusted EBITDA growth targets are as follows:

	Year
	2009 ($)	2010 ($)	2011 ($)	2012 ($)	2013 ($)
	($ in millions)
Tranche 1	69,989	145,578	227,214	—	—
Tranche 2	69,989	145,578	227,214	315,380	—
Tranche 3	69,989	145,578	227,214	315,380	410,600

(2)	Stock options under the one-time equity awards to executive officers will vest (i) with respect to one-third of the stock options granted, in three equal annual installments, with an exercise price equal to $3.19 (the closing price on the second business day after completion of the Recapitalization), (ii) with respect to one-third of the stock options granted, in four equal annual installments, with an exercise price equal to $3.45 (an 8% premium to the closing price on the second business day after completion of the Recapitalization), and (iii) with respect to one-third of the stock options granted, in five equal annual amounts, with an exercise price equal to $3.72 (a 16.6% percent premium to the closing price on the second business day after completion of the Recapitalization).

With the exception of the special circumstance outlined above for the special one-time equity grant in connection with the Recapitalization, the Company uses the closing price of the Company’s common stock on the grant date as the exercise price of options granted.

Stock Ownership Guidelines

In an effort to further align the interests of management and shareholders, effective February 28, 2008, the Committee established stock ownership guidelines applicable to executive officers and other members of the executive band leadership of the Company. The Company believes that linking a portion of key management’s current and potential future net worth to the Company’s success, as reflected by the stock price, helps to ensure that management has a stake similar to that of the Company’s shareowners.

The guidelines are based on the executive’s position and his or her base salary. The Company expects its key leaders to own, within five years of the later of the effective date of these guidelines (i.e., February 28, 2013), an executive officer’s appointment, or his or her designation as executive officer or executive band leader to which these guidelines apply, Company stock having a minimum value equal to a multiple of their annual base salary as shown in the table below:

Multiple of Salary
Chief Executive Officer	4 times base salary
Other Executive Officers	2 times base salary
Other Executive Band Leaders	2 times base salary

The types of ownership arrangements counted toward these guidelines are those securities that are beneficially owned by an executive officer and executive band leader, excluding options. The executive officers’ beneficial ownership as of March 24, 2009 is set forth in the column labeled Shares Beneficially Owned in “Securities Ownership by Management and Directors.”

Severance Benefits

Currently, Mr. Vacchiano and Mr. Lamy have employment agreements with the Company that provide for severance benefits. Details of those agreements are discussed under “Agreements and Other Arrangements.”

Except for those officers named above, the Company’s severance policy provides for the following benefits for its executive level employees (other than those whose severance benefits are governed by local law). In the event that a covered executive’s employment is terminated by the Company without cause or by the covered executive for good reason, they will receive (i) severance pay equal to their weekly salary for the last full month immediately preceding termination for six or twelve months, depending on their position, (ii) any accrued and unused vacation pay, (iii) a pro rata portion of any annual performance bonus to which they would have been entitled for the year in which the covered executive’s employment is terminated, (iv) payment of continuation health coverage premiums under the Consolidated Omnibus Budget Reconciliation Act of 1986, as amended, for six or twelve months, depending on their position, following the date of termination, and (v) immediate vesting of all stock options and restricted shares that would have vested during the severance period, which shall remain exercisable to the extent provided for in the stock option and restricted stock agreements to which they relate.

In-Service Benefits

The Company provides a number of benefit plans including the X-Rite, Incorporated Retirement Savings Plan and related supplemental plans to its executives and certain other U.S. based employees. The Company also provides other benefits such as medical, dental, life insurance and long-term disability coverage, as well as vacation and other paid holidays. These benefits are available to all U.S. based employees, including each named executive officer, and are comparable to those provided at other peer group companies. These programs are designed to provide certain basic quality of life benefits and protections to all Company employees and at the same time enhance the Company’s attractiveness as an employer of choice.

The Committee periodically reviews the levels of personal benefits provided to named executive officers. A detailed analysis of these benefits is included in footnote 6 to the Summary Compensation Table.

Perquisites

The Company provides certain other small perquisites to its executives. These benefits include several statutory benefits with respect to educational and health allowances as prescribed under Swiss Law. A detailed analysis of these benefits is included in footnote 6 to the Summary Compensation Table.

Establishing STIA and LTIA Targets

Generally, the Committee sets STIA targets for each year based on the annual operating plan. The Committee also establishes LTIA targets which are based on the Company’s long-term financial objectives and are set in alignment with the Company’s strategic plan and expectations regarding Company performance. In making the annual determination, the Committee may consider the specific circumstances facing the Company during the coming years. The Committee believes that it has established targets that are in line with the current global economic and competitive environment in which the Company operates.

While performance targets are established at levels that are intended to be achievable, a maximum STIA and LTIA payout would require very high levels of Company performance. Overall, the Company believes that a payout at the 80 percent level should be achievable, payout at the 100 percent level is challenging and payout at the 110 percent level is difficult.

Employment Agreements and Change in Control Plan

In January 2006, in connection with the Amazys transaction, the Company entered into employment agreements with Thomas J. Vacchiano Jr. and Francis Lamy described under “Employment, Severance and Other Agreements.” When evaluating the value of these agreements, the Company considered such factors as retention, competitive advantage through non-compete and non-solicitation clauses, practices of Peer Group companies, and continued dedication and support of a cohesive management team and concluded that it was in the best interest of the Company to enter into these agreements. With the exception of the aforementioned legacy employment agreements, no other named executive officers are parties to employment agreements.

Our executive officers are covered by a change in control plan, details of which are outlined under the heading “Change in Control Plan” in this Proxy Statement. The Company believes that it is in the best interest of the Company and its shareholders to foster senior management’s objectivity in making decisions with respect to any potential change in control of the Company and to ensure that the Company will have their continued dedication and availability. Accordingly, the Company believes that it is appropriate to provide executive officers with compensation arrangements upon a change in control.

Ethical Conduct

To help ensure that stock-based grants reward only those executives who benefit the Company, the Company’s equity plans and agreements provide that awards will be cancelled and that certain gains must be repaid if an executive violates certain provisions of the award agreement. These provisions include prohibitions against engaging in activity that is detrimental to the Company, such as performing services for a competitor, disclosing confidential information or violating the Company’s Business Conduct Guidelines. Annual cash incentive payments are also conditioned on compliance with these Guidelines.

Tax and Accounting Implications

Deductibility under Section 162(m)

Section 162(m) of the U.S. Internal Revenue Code of 1986 limits deductibility of compensation in excess of $1 million paid to the Company’s CEO or to any of its three other most highly compensated executive officers, other than an executive officer serving solely as the chief financial officer, unless this compensation qualifies as “performance-based.” Based on the applicable tax regulations, any taxable compensation derived from the exercise of stock options by senior executives under the Company’s Incentive Performance Plan for Certain Executives should qualify as performance-based. The 2008 Omnibus Plan permits an executive officer who is subject to Section 162(m) and whose salary is above $1 million to defer payment of a sufficient amount of the salary to bring it below the section 162(m) limit. The Company’s shareholders have approved terms under which the Company’s annual and long-term performance incentive awards should qualify as performance-based, as required by the Internal Revenue Service. These terms do not preclude the Committee from making any payments or granting any awards, whether or not such payments or awards qualify for tax deductibility under Section 162(m), which may be appropriate to retain and motivate key executives. The Company will generally seek to comply with Section 162(m) to the extent such compliance is practicable and in the best interests of the Company and its shareholders.

Accounting for Stock-Based Compensation

The Company accounts for stock-based payments for all stock option and stock grant programs in accordance with the requirements of FASB Statement 123(R).

AGREEMENTS AND OTHER ARRANGEMENTS

Change in Control Plan

The Company’s Board approved the X-Rite Change In Control Severance Plan for Senior Executives (the “Change in Control Plan”) for certain of its executive officers effective April 1, 2007. Under the terms of the Change in Control Plan, following a change in control, if a participant’s employment is terminated (1) by the Company other than for cause, disability or death of the participant or (2) by the participant with good reason (“Qualifying Termination”), the Company is obligated to pay the participant a lump-sum in cash equal to (i) the participant’s unpaid base salary, accrued vacation pay and expenses, (ii) amounts unpaid to the participant under the annual short-term incentive plan in respect of the most recently completed fiscal year, (iii) an amount equal to one to two times the greater of the participant’s base salary for the year in which the participant is terminated or as in effect prior to the change in control, (iv) a bonus amount equal to one to two times, depending on their position, the greater of participant’s target incentive opportunity established under the annual short-term incentive plan in effect for the plan year in which the participant is terminated or as in effect prior to the change in control, (v) a pro rata portion of the participant’s target incentive opportunity for the year the participant is terminated or as in effect prior to the change in control, whichever is greater, (vi) payment of continuation health coverage premiums for twelve to twenty-four months, depending on their position, following the date of the Qualifying Termination, and (vii) for certain employees, excise tax gross-up on severance payments, if triggered. In addition, upon a Qualifying Termination, unless otherwise provided in a plan document, award agreement or otherwise, all of the participant’s outstanding equity-based long-term incentive vehicles, including stock options stock appreciation rights, restricted stock, and restricted stock units (“Equity Awards”) that vest solely based on continued employment of the executive shall become immediately vested in full. In the case of Equity Awards that do not vest solely based on continued employment of the Executive (“Performance Vesting Awards”), such Performance Vesting Awards shall vest at the time of the change in control. The number of shares that shall vest shall be determined as if a target level of performance has been achieved and shall be prorated based on the length of time within the performance period elapsed prior to the change in control.

Under the Change in Control Plan, a change in control includes the acquisition by any individual, entity, or group of beneficial ownership of thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities. The issuance of common stock to OEP in the Recapitalization constituted a change in control as defined in the Change in Control Plan. Participants in the Change in Control Plan who received one-time equity awards in connection with the Recapitalization will not receive accelerated vesting in respect thereof upon a qualifying termination within twenty-four months after consummation of the Recapitalization unless the qualifying termination is in connection with, or following, a change in control transaction that is consummated after the consummation of the Recapitalization.

Employment, Severance and Other Agreements

Thomas J. Vacchiano Jr.

Effective October 1, 2006, Mr. Vacchiano was appointed President and CEO as well as a member of the Board. Mr. Vacchiano was the President and CEO of Amazys from January 2001 until the acquisition of Amazys by the Company in July 2006.

Mr. Vacchiano entered into an employment agreement with X-Rite in connection with the acquisition of Amazys under which Mr. Vacchiano had agreed to serve as President and COO of the Company for a period of three years from the completion of the Amazys acquisition (July 5, 2006) unless earlier terminated in accordance with its terms. The Agreement is automatically extended for successive one year periods commencing at the end of the previous period unless the agreement is terminated or a new employment agreement is entered into. On January 12, 2009, Mr. Vacchiano voluntarily took a 10 percent cut in his annual base salary, reducing his current annual base salary from $320,000 per year to $288,000 per year. Under the terms of his existing employment agreement Mr. Vacchiano is (i) entitled to participate in any bonus plan or other incentive compensation program applicable to X-Rite’s executives, and (ii) entitled to participate in any long-term incentive compensation program applicable to X-Rite’s executives, generally a combination of stock options and restricted stock, with the exact equity allocation determined each year.

In the event of termination of Mr. Vacchiano’s employment by Mr. Vacchiano for good reason or by the Company without cause, Mr. Vacchiano will receive as outlined in the Employment Agreement (i) severance pay equal to his monthly salary for the last full month immediately preceding his termination for twelve months, if terminated by Mr. Vacchiano for good reason, and for the greater of (a) the number of months remaining in the initial three year term of his Employment Agreement or (b) twelve months, if terminated by the Company without cause, (ii) a pro rata portion of any annual performance bonus to which Mr. Vacchiano would have been entitled for the year in which the Employment Period is terminated; provided that if employment is terminated within the first six months of the year, the executive’s pro rata portion received shall be based on six months of service during the year, (iii) payment of continuation health coverage premiums under the Consolidated Omnibus Budget Reconciliation Act of 1986, as amended, for eighteen months following the date of termination, and (iv) immediate vesting of all stock options and restricted shares held by Mr. Vacchiano, which shall remain exercisable to the extent provided for in the stock option and restricted stock agreements to which they relate. Mr. Vacchiano is also a participant in the Change in Control Plan discussed above in “Change in Control Plan.” The Recapitalization does not constitute a change in control for purposes of acceleration of the one-time equity awards under the Change in Control Plan.

Francis Lamy

In connection with the acquisition of Amazys, the Company and Mr. Lamy entered into an Employment Agreement on January 30, 2006. Mr. Lamy serves as the Company’s Executive Vice President and Chief Technology Officer. Currently, Mr. Lamy’s annual base salary is CHF 338,077 (equal to $316,759 using a 2008 year-end exchange rate equal to 0.936944). Under the terms of the existing Employment Agreement, Mr. Lamy is (i) entitled to participate in any bonus plan or other incentive compensation program applicable to the Company’s executives, and (ii) entitled to participate in any long-term incentive compensation program applicable to the Company’s executives, generally a combination of stock options and restricted stock, with the exact equity allocation determined each year.

Additionally, under the Employment Agreement, Mr. Lamy is entitled to (i) a CHF 32,500 (equal to $30,451 using a 2008 year-end exchange rate equal to 0.936944) per year allowance as a contribution to Mr. Lamy’s personal health insurance, and (ii) a CHF 5,000 (equal to $4,685 using the 2008 year-end exchange rate equal to 0.936944) per year allowance for obtaining tax consulting advice associated with being an officer of a U.S. based corporation, and (iii) a pension scheme in accordance with the applicable provisions of Swiss law, the premiums for which are apportioned between the Company and Mr. Lamy in accordance with the contribution levels provided for in the pension scheme of Amazys.

In the event of termination of Mr. Lamy’s employment by the Company without cause or by Mr. Lamy for good reason, Mr. Lamy will receive, as outlined in the Employment Agreement, (i) severance pay equal to his monthly salary for the last full month immediately preceding his termination for twelve (12) months, (ii) a pro rata portion of any annual performance bonus to which Mr. Lamy would have been entitled for the year in which the Employment Period is terminated; provided that if employment is terminated within the first (6) six months of the year, the executive’s pro rata portion received shall be based on (6) six months of service during the year, (iii) the continuation of his health insurance allowance for twelve (12) months following the date of termination, and (iv) immediate vesting of all stock options and restricted shares held by Mr. Lamy, which shall remain exercisable to the extent provided for in the stock option and restricted stock agreements to which they relate. Mr. Lamy is also a participant in the Change in Control Plan discussed above in “Change in Control Plan.” The Recapitalization does not constitute a change in control for purposes of acceleration of the one-time equity awards under the Change in Control Plan.

Mary E. Chowning

On April 15, 2008, Ms. Chowning retired from the Company after serving as its Executive Vice President and Chief Financial Officer. Upon retirement, Ms. Chowning received, as outlined in her Employment Agreement, (i) severance pay equal to her monthly salary for the last full month immediately preceding her termination for twelve (12) months, (ii) a pro rata portion of her annual performance bonus for the 2008 year based on (6) six months of service during the year, (iii) payment of continuation health coverage premiums under the Consolidated Omnibus Budget Reconciliation Act of 1986, as amended, for twelve (12) months following the date of retirement, and (iv) immediate vesting of all stock options and restricted shares held by Ms. Chowning, which remain exercisable to the extent provided for in the stock option and restricted stock agreements to which they relate.

David A. Rawden

Effective May 13, 2008, the Company entered into an Agreement for Interim Management Services with AlixPartners, LLP (“AlixPartners”), pursuant to which Mr. Rawden served as the Company’s Interim Chief Financial Officer until his resignation on December 8, 2008. While serving as the Company’s Interim Chief Financial Officer, Mr. Rawden was an independent contractor of AlixPartners. Under the Agreement for Interim Management Services, the Company paid AlixPartners, on account of Mr. Rawden’s services, a monthly fee of $70,000. In addition, upon the successful consummation of the Recapitalization, the Company paid AlixPartners an additional fee of $135,000 under the terms of the agreement. The Company also reimbursed AlixPartners for Mr. Rawden’s reasonable expenses incurred in connection with his services to the Company.

Bradley J. Freiburger

Mr. Freiburger served as the Company’s Interim Chief Financial Officer from December 8, 2009 through September 4, 2009. Mr. Freiburger did not have an employment agreement with the Company. In connection with his resignation, the 42,500 unvested stock options and 38,000 restricted shares held by Mr. Freiburger were cancelled. Mr. Freiburger’s 3,500 vested stock options will remain exercisable until the second anniversary of his resignation.

Director Emeritus Program

Any director of the Corporation serving prior to February 10, 2004, who serves the shorter of at least: (i) nine years or (ii) three maximum length terms of office as a director and who either resigns as a director or does not stand for reelection, shall be entitled to be considered for the position of “Director Emeritus.” If nominated by the Nominating and Governance Committee and elected by the Board, a Director Emeritus shall continue in that position for a period equal to the time served as a regular director prior to February 10, 2004, or until an earlier resignation or death. During their tenure, Directors Emeritus shall be given notices of all meetings of the Board, and they shall perform such consulting services for the Corporation as the Board may reasonably request from time to time. Directors Emeritus shall be entitled to attend and participate in all such meetings of the Board, except that they may not vote and they shall not be counted for purposes of determining a quorum. Directors Emeritus shall receive an annual cash retainer fee equal to the lesser of: (i) the annual cash retainer fee in place at the time the director resigned as a director or did not stand for reelection; or (ii) the annual cash retainer fee in place at any time during the period such director holds the position of Director Emeritus, and shall be entitled to reimbursement for expenses of attendance at meetings of the Board, but they shall receive no other compensation from the Corporation.

Currently, there are six individuals who hold the Director Emeritus position, including Peter Banks, Marvin DeVries, James Knister, Ted Thompson, and Ronald A. VandenBerg who receive an annual cash retainer fee of $20,000 each and Stanley W. Cheff who receives an annual cash retainer fee of $40,000.

INFORMATION REGARDING EXECUTIVE OFFICER COMPENSATION

The following table sets forth the compensation paid or accrued by the Company for the year ended January 3, 2009 for services rendered in all capacities by our executive officers during the fiscal year ended January 3, 2009 (the “named executive officers”):

SUMMARY COMPENSATION TABLE FOR FISCAL 2008

Name and Principal Position	Year		Salary ($)	Bonus ($)(1)	Stock Awards ($) (2)(3)(4)	Option Awards ($)(2)(3)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)
Current Named Executive Officers

Thomas J. Vacchiano Jr.(7)	2008		320,000	—	279,454	499,738	—	9,932	1,109,124
President, Chief Executive Officer	2007		319,808	6,912	132,494	373,833	205,488	54,272	1,092,807
	2006	(8)	149,039	—	—	8,580	46,500	6,157	210,276

Francis Lamy(9)	2008		289,197	—	107,290	141,652	—	33,371	571,510
Executive Vice President	2007		283,012	5,653	44,164	43,107	168,048	29,524	573,508
Chief Technology Officer	2006	(8)	143,008	—	—	—	32,233	21,218	196,459

Former Named Executive Officers

Mary E. Chowning(10)	2008		96,442	—	272,343	203,420	—	21,165	593,370
Executive Vice President,	2007		294,807	5,098	363,903	175,924	151,547	11,312	1,002,591
Chief Financial Officer	2006		279,807	155,000	93,395	134,634	34,200	18,503	715,539

Lynn Lyall(11) Executive Vice President, Chief Financial Officer	2008		57,692	—	—	—	—	486	58,178

David A. Rawden(12) Interim Chief Financial Officer	2008		483,225	—	—	—	—	—	483,225

Bradley J. Freiburger(13) Interim Chief Financial Officer	2008		124,616	8,250	5,390	7,187	—	3,287	148,730

(1)	In 2008, prior to becoming the Interim Chief Financial Officer, Mr. Freiburger received a retention bonus under a special incentive compensation plan established on May 21, 2008 for key employees. The cash portion of this bonus represented 10 percent of Mr. Freiburger’s annual salary of $165,000, with 50% being paid on November 1, 2008 and the balance to be paid on May 9, 2009. In 2007 Messrs. Vacchiano and Lamy and Ms. Chowning received a discretionary bonus in the amounts specified in the Summary Compensation Table. These amounts present the additional STIA bonus amounts that would have been earned if the Company had achieved 100 percent of targeted adjusted EBITDA. Actual performance was 99.4 percent of targeted adjusted EBITDA and 101.6 percent of targeted revenue. In 2006, Ms. Chowning was also awarded a special discretionary bonus of $155,000 in connection with the acquisition and integration of Amazys.

(2)	See the “Grants of Plan-Based Awards Table for Fiscal Year 2008” for information regarding these stock and option awards.

(3)	Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended January 3, 2009, in accordance with FAS 123(R) and thus may include amounts from awards granted in and prior to 2008. Assumptions used in the calculation of these amounts are included in footnote 9 to the Company’s audited financial statements for the fiscal year ended January 3, 2009 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 19, 2009.

(4)	The 2008 amounts for Ms. Chowning reflect the expense for 21,423 stock option and 10,712 shares of restricted stock that were vested as of April 15, 2008. The 2007 amounts for Ms. Chowning include acceleration of expense for 23,524 stock options and 17,713 shares of restricted stock. Under the terms of Ms. Chowning’s Employment Agreement, as of October 2007 she had fulfilled the required contract obligations (service period) that entitled her to receive immediate vesting of all unvested stock options and restricted shares upon her termination of employment. Details of Ms. Chowning’s Employment Agreement are discussed under “Agreements and Other Arrangements.”

(5)	See the “Annual Cash Incentive Awards” discussion in the Compensation Discussion and Analysis for information on these awards.

(6)	The compensation amounts set forth in the All Other Compensation column for the named executive officers are detailed in the following table:

2008 Name	Group Term Life Premiums ($)	Company Contributions to 401(k) Plan ($)	Education Allowance ($)	Health Allowance ($)	Vacation Pay-Out ($)	Total ($)
Thomas J. Vacchiano Jr.	4,807	5,125	—	—	—	9,932
Francis Lamy	—	—	3,253	30,118	—	33,371
Mary E. Chowning	271	3,875	—	—	17,019	21,165
Lynn Lyall	486	—	—	—	—	486
Bradley J. Freiburger	244	3,043	—	—	—	3,287

2007 Name	Moving	Group Term Life Premiums ($)	Company Contributions to 401(k) Plan ($)	Country Club Annual Membership Dues ($)	Education Allowance ($)	Health Allowance ($)	Total ($)
Thomas J. Vacchiano Jr.	44,511	4,636	5,125	—	—	—	54,272
Mary E. Chowning	—	1,487	3,875	5,950	—	—	11,312
Francis Lamy	—	—	—	—	2,438	27,086	29,524

2006 Name	Moving Expenses ($)	Group Term Life Premiums ($)	Company Contributions to 401(k) Plan ($)	Personal Use of Company Paid Automobile ($)	Country Club Annual Membership Dues ($)	Health Allowance ($)	Expense Allowance ($)	Total ($)
Thomas J. Vacchiano Jr.	4,958	1,199	—	—	—	—	—	6,157
Mary E. Chowning	—	1,448	3,750	8,305	5,000	—	—	18,503
Francis Lamy	—	—	—	—	—	13,135	8,083	21,218

(7)	On January 12, 2009, Mr. Vacchiano voluntarily took a 10 percent cut in his annual base salary, reducing his current annual base salary from $320,000 to $288,000 per year.

(8)	Messrs. Vacchiano and Lamy joined the Company on July 5, 2006 upon the completion of the Amazys acquisition. Their compensation information for 2006 reflected in the table above consists of compensation paid by the Company since the date of the Amazys acquisition.

(9)	Mr. Lamy was paid in Swiss francs. Amounts shown in this table were converted to U.S. dollars using an average exchange rate for the related year represented above.

(10)	On March 3, 2008, Ms. Chowning retired from her position as Chief Financial Officer. Ms. Chowning remained an employee of the Company through April 15, 2008.

(11)	Mr. Lyall joined the Company on March 3, 2009 as its Chief Financial Officer and subsequently resigned on May 9, 2009.

(12)	On May 13, 2008, the Company entered into an Agreement for Interim Management Services with AlixPartners, LLP (“AlixPartners”), pursuant to which Mr. Rawden served as the Company’s Interim Chief Financial Officer. Mr. Rawden is an independent contractor of AlixPartners. Under the Agreement for Interim Management Services, the Company paid AlixPartners, on account of Mr. Rawden’s services, a monthly fee of $70,000. In addition, upon the successful consummation of the Recapitalization, the Company paid AlixPartners an additional fee of $135,000 under the terms of the agreement. The Company reimbursed AlixPartners for Mr. Rawden’s reasonable expenses incurred in connection with his services to the Company. Mr. Rawden served as the Company’s Interim Chief Financial Officer from May 13, 2008 to December 10, 2008.

(13)	Mr. Freiburger joined the Company on March 17, 2008 as its Vice President and Controller, was promoted to Interim Chief Financial Officer on December 10, 2008 and subsequently resigned effective on September 4, 2009. The compensation information for 2008 reflected in the table above consists of all compensation paid to Mr. Freiburger by the Company during fiscal 2008.

GRANTS OF PLAN-BASED AWARDS TABLE FOR FISCAL YEAR 2008

The following table contains information regarding restricted stock awards and stock option awards granted to the named executive officers during the preceding fiscal year:

Name	Grant Date	Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($ / Sh)(2)	Grant Date Fair Market Value of Options and Awards ($)
		Threshold (#)	Target (#)	Maximum (#)
Current Named Executive Officers

Thomas J. Vacchiano Jr.	3/13/2008 10/30/2008 10/30/2008 10/30/2008	5,713 — — —	28,565 146,334 146,333 146,333	28,565 — — —	57,129 146,334 146,333 146,333	6.62 3.19 3.45 3.72	389,126 746,245 738,265 730,509

Francis Lamy	3/13/2008 10/30/2008 10/30/2008 10/30/2008	2,142 — — —	10,712 77,000 77,000 77,000	10,712 — — —	71,423 77,000 77,000 77,000	6.62 3.19 3.45 3.72	320,987 392,669 388,473 384,392
Former Named Executive Officers
Mary E. Chowning(3)	3/13/2008	2,142	10,712	10,712	21,423	6.62	145,922
Lynn Lyall(4)	3/3/2008 3/13/2008	— 2,142	— 10,712	— 10,712	75,000 21,423	8.12 6.62	321,548 145,922
David A. Rawden(5)	—	—	—	—	—	—	—
Bradley J. Freiburger(6)	3/17/2008 5/20/2008 10/30/2008 10/30/2008 10/30/2008	— — — — —	— — 12,667 12,667 12,666	— — — — —	3,000 5,000 12,667 12,667 12,666	6.51 1.29 3.19 3.45 3.72	10,232 3,729 64,593 63,906 63,233

(1)	These columns include the awards granted in 2008 as described in the Compensation Discussion & Analysis under the LTIA plan section titled “Long Term Equity Incentive Awards” on page 20 and awards granted in connection with the one-time equity awards discussed on page 22.

(2)	With the exception of the special circumstance related to the one-time equity grant upon the consummation of the Recapitalization outlined in the Compensation Discussion & Analysis on page 22 of this proxy statement, the Company uses the closing price of the Company’s common stock on the grant date as the exercise price of options granted.

(3)	On March 3, 2008, Ms. Chowning retired from her position as Chief Financial Officer. Ms. Chowning remained an employee of the Company through April 15, 2008. Under the terms of Ms. Chowning’s Employment Agreement, all restricted shares and stock options granted to Ms. Chowning in 2008 were vested on her termination date.

(4)	Mr. Lyall joined the Company on March 3, 2009 as its Chief Financial Officer and subsequently resigned on May 9, 2009. All restricted shares and stock options granted to Mr. Lyall in 2008 were cancelled as of his termination date.

(5)	On May 13, 2008, the Company entered into an Agreement for Interim Management Services with AlixPartners, LLP (“AlixPartners”), pursuant to which Mr. Rawden served as the Company’s Interim Chief Financial Officer. Mr. Rawden is an independent contractor of AlixPartners, and as such, was not eligible to participate in grants of plan-based awards.

(6)	Mr. Freiburger resigned from the Company effective on September 4, 2009. The 42,500 unvested stock options and 38,000 restricted shares held by Mr. Freiburger were cancelled in connection with his resignation.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table discloses outstanding equity awards held by named executive officers, including out-of-the money awards, on a grant-by-grant basis for stock option and similar awards and on an aggregate basis for non-vested stock and equity incentive plan awards as of fiscal year-end:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
	Exercisable	Unexercisable
Current Named Executive Officers
Thomas J. Vacchiano Jr.	83,334 18,744 — — — —	41,666 37,486 57,129 146,334 146,333 146,333	— — — — — —	11.25 12.50 6.62 3.19 3.45 3.72	12/18/2016 3/8/2017 3/13/2018 10/30/2018 10/30/2018 10/30/2018			7,849 5,713 439,000	11,696 8,512 654,110
Francis Lamy	7,115 — — — —	14,228 71,423 77,000 77,000 77,000	— — — — —	12.50 6.62 3.19 3.45 3.72	3/8/2017 3/13/2018 10/30/2018 10/30/2018 10/30/2018			2,616 2,142 231,000	3,898 3,192 344,190
Former Named Executive Officer
Mary E. Chowning(3)	5,000 30,000 25,000 22,860 23,524 21,423	— — — — — —	— — — — — —	10.23 13.41 16.40 11.61 12.50 6.62	4/15/2010 4/15/2010 4/15/2010 4/15/2010 4/15/2010 3/13/2018
Bradley J. Freiburger(4)	— — — — —	3,000 5,000 12,667 12,667 12,666	— — — — —	6.51 1.29 3.19 3.45 3.72	3/17/2018 5/20/2018 10/30/2018 10/30/2018 10/30/2018			38,000	56,620

(1)	The unvested options of Messrs. Vacchiano and Lamy vest as follows: for options expiring on December 18, 2016, all of the remaining unexercisable options vest on December 18, 2009; for options expiring on March 8, 2017, half of the remaining options will vest on March 8 of each year commencing on March 8, 2009; for options expiring on March 13, 2018, one third will vest on March 13 of each year commencing on March 13, 2009; for options expiring on October 30, 2018 with a $3.19 strike price, one-third will vest on October 30 of each year commencing on October 30, 2009; for options expiring on October 30, 2018 with a $3.45 strike price, one-quarter will vest on October 30 of each year commencing on October 30, 2009; and for options expiring on October 30, 2018 with $3.72 strike price, one-fifth will vest on October 30 of each year commencing on October 30, 2009. Mr. Freiburger resigned from the Company effective on September 4, 2009. The 42,500 unvested stock options and 38,000 restricted shares held by Mr. Freiburger as of his resignation were cancelled. Mr. Freiburger’s 3,500 vested stock options will remain exercisable through September 4, 2011.

(2)	On March 8, 2007, Messrs. Vacchiano and Lamy were granted performance-based restricted stock that vests after three years based on the achievement of certain performance targets. If maximum performance goals are met, full payouts would be as follows: Mr. Vacchiano: 39,247 shares, $58,478 market value and Mr. Lamy: 13,082 shares, $19,492 market value. On March 13, 2008, Messrs. Vacchiano and Lamy were granted performance-based restricted stock that vests after three years based on the achievement of certain performance targets. If maximum performance goals are met, full payouts would be as follows: Mr. Vacchiano: 28,565 shares, $42,562 market value and Mr. Lamy: 10,712 shares, $15,960 market value. On October 30, 2008, Messrs. Vacchiano, Freiburger, and Lamy were granted performance-based restricted stock that vests after five years based on the achievement of certain performance targets. The amounts shown in these columns represent the threshold performance amount, which is calculated as 20 percent of the total restricted stock awards granted on March 8, 2007 and March 13, 2008 and 100 percent of the total restricted stock awards granted on October 30, 2008. The market values are calculated using the closing price of the Company’s common stock as of the last trading day in fiscal 2008 (January 2, 2009) $1.49.

(3)	On March 3, 2008, Ms. Chowning retired from her position as Chief Financial Officer. Ms. Chowning remained an employee of the Company through April 15, 2008. All outstanding options and restricted share awards were immediately vested on her termination date.

(4)	Mr. Freiburger resigned from the Company effective on September 4, 2009. The 42,500 unvested stock options and 38,000 restricted shares held by Mr. Freiburger were cancelled in connection with his resignation.

OPTION EXERCISES AND STOCK VESTED FOR FISCAL YEAR 2008

The following table discloses options exercised and stock vested for named executive officers during fiscal 2008:

	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)
Current Named Executive Officers
Thomas J. Vacchiano Jr.	—	—	—	—
Francis Lamy	—	—	—	—
Former Named Executive Officers
Mary E. Chowning(1)	—	—	35,863	196,088
Lynn Lyall	—	—	—	—
David A. Rawden	—	—	—	—
Bradley J. Freiburger(2)	—	—	—	—

(1)	On March 3, 2008, Ms. Chowning retired from her position as Chief Financial Officer. Ms. Chowning remained an employee of the Company through April 15, 2008. All outstanding options and restricted share awards were immediately vested on her termination date.

(2)	On September 4, 2009, Mr. Freiburger resigned from the Company effective on September 4, 2009. The 42,500 unvested stock options and 38,000 restricted shares held by Mr. Freiburger were cancelled in connection with his resignation.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following discussion and tables show the amount of compensation that would be paid to each of the named executive officers under the Company’s Change in Control Plan in the event of termination of such executive’s employment. The amount of compensation payable to each named executive officer based upon the circumstances surrounding such executive officer’s termination is shown below. The amounts shown assume that such termination was effective as of January 3, 2009, and thus includes amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of such executive’s separation from the Company.

Estimated Payments upon Termination or Change in Control

The Company currently has Employment Agreements with Messrs. Vacchiano and Lamy. Details of those agreements are discussed under “Agreements and Other Arrangements.” Upon certain types of terminations of employment not related to a change in control of the Company, severance benefits may be paid to Messrs. Vacchiano and Lamy according to their individual Employment Agreement. Specific severance arrangements that would have been triggered by a qualifying termination event taking place on January 3, 2009 can be found in the tables shown below.

The Company currently has a change in control plan for Messrs. Vacchiano and Lamy that provides for the payment of post-termination benefits if their employment is terminated in connection with or following a change in control. Details of that plan are discussed under “Agreements and Other Arrangements.”

Estimated Termination Payments

The following tables show potential payments to the named executive officers under existing contracts, agreements, plans and arrangements, for various scenarios involving a change in control or termination of employment assuming a January 3, 2009 termination date using the closing price of the Company’s common stock as of January 3, 2009 ($1.49). The Recapitalization constituted a change in control under the Company’s Change in Control Plan, therefore amounts presented under By the Company other than for Cause, Disability or Death and By the Executive with Good Reason represent the benefits the employee would have received under the Change in Control Plan.

If employment is terminated with regard to any of the named executive officers in this section by the Company for cause or by the executive without good reason, the executive shall be entitled to receive accrued base salary up to the date of termination of employment but shall not be entitled to receive any further salary, bonus, severance, compensation or benefits from the Company.

THOMAS J. VACCHIANO

Benefits and Payments Upon Separation	Death	Disability	By the Company other than for Cause, Disability or Death	By the Executive with Good Reason	By the Company other than for Cause, Disability or Death (Change in Control)	By the Executive with Good Reason (Change in Control)
Compensation:
Severance(1)	$80,000	$—	$640,000	$640,000	$640,000	$640,000
Short-term incentive(2)	—	—	384,000	384,000	384,000	384,000
Acceleration of Vesting on Stock and Options(3)	755,150	755,150	755,150	755,150	755,150	755,150
Benefits and Perquisites:
Post-Termination Heath Care(4)	—	—	24,648	24,648	24,648	24,648
Accrued Vacation Pay(5)	6,154	6,154	6,154	6,154	6,154	6,154

Total	$841,304	$761,304	$1,809,952	$1,809,952	$1,809,952	$1,809,952

(1)	Severance. Under Death: Reflects three months of base salary for 2008. Under By Company other than for Cause, Disability or Death and By Executive with Good Reason: Reflects two times base salary for 2008 under the terms of the Company’s Change in Control Plan. Had a change in control event (as defined in the plan) not taken place, Mr. Vacchiano would have been entitled to one times base salary under the terms of his employment agreement. Under Change in Control: Reflects two times base salary for 2008.

(2)	Short-term incentive. There was no payout under the STIA plan earned by executive for 2008 performance. Under By Company other than for Cause, Disability or Death and By Executive with Good Reason: Reflects two times the established target 2008 STIA under the terms of the Company’s Change in Control Plan. Had a change in control event (as defined in the plan) not taken place, Mr. Vacchiano would not have been entitled to any short-term incentive payments under the terms of his employment agreement. Under Change in Control: Reflects two times the established target 2008 STIA.

(3)	Acceleration of Vesting on Stock and Options. The exercise price of all options exceeded the closing price of the Company’s common stock as of January 3, 2009. The amount in the table above represents the dollar value of unvested restricted shares that would be accelerated based on the January 3, 2009 closing price of the Company’s common stock. Under the terms of Mr. Vacchiano’s employment agreement, all unvested stock options and restricted shares are subject to acceleration of vesting upon death, disability, termination without cause, and resignation with good reason.

(4)	Post-Termination Health Care. Under By Company other than for Cause, Disability or Death, and By Executive with Good Reason: Reflects cost of premiums for the continuation of medical and dental health benefits under the Consolidated Omnibus Budget Reconciliation Act of 1986, as amended (COBRA) for a period of two years following the termination date under the terms of the Company’s Change in Control Plan. Had a change in control event (as defined in the plan) not taken place, Mr. Vacchiano would have been entitled to these same benefits for a period of eighteen months under the terms of his employment agreement. Under Change in Control: Reflects same benefit for a period of two years following the change in control.

(5)	Accrued Vacation Pay. Reflects one week of accrued vacation earned during 2008 and carried over into calendar year 2009.

BRADLEY J. FREIBURGER

Benefits and Payments Upon Separation	Death	Disability	By the Company other than for Cause, Disability or Death	By the Executive with Good Reason	By the Company other than for Cause, Disability or Death (Change in Control)	By the Executive with Good Reason (Change in Control)
Compensation:
Severance(1)	$—	$—	$165,000	$165,000	$165,000	$165,000
Short-term incentive(2)	—	—	57,750	57,750	57,750	57,750
Acceleration of Vesting on Stock and Options(3)	—	—	—	—	—	—
Benefits and Perquisites:
Post-Termination Heath Care(4)	—	—	12,324	12,324	12,324	12,324
Accrued Vacation Pay(5)	3,173	3,173	3,173	3,173	3,173	3,173

Total	$3,173	$3,173	$238,247	$238,247	$238,247	$238,247

Mr. Freiburger resigned from his position as interim Chief Financial Officer effective on September 4, 2009.

(1)	Severance. Under By Company other than for Cause, Disability or Death and By Executive with Good Reason: Reflects one times base salary for 2008 under the terms of the Company’s Change in Control Plan. Had a change in control event (as defined in the plan) not taken place, Mr. Freiburger would have been entitled to six months base salary under the terms of the Company’s severance policy. Under Change in Control: Reflects one times base salary for 2008.

(2)	Short-term incentive. There was no payout under the STIA plan earned by executive for 2008 performance. Under By Company other than for Cause, Disability or Death and By Executive with Good Reason: Reflects one times the established target 2008 STIA under the terms of the Company’s Change in Control Plan. Had a change in control event (as defined in the plan) not taken place, Mr. Freiburger would not have been entitled to any short-term incentive payments. Under Change in Control: Reflects one times the established target 2008 STIA.

(3)	Acceleration of Vesting on Stock and Options. No outstanding options or awards qualify for acceleration of vesting as of January 3, 2009. The one-time equity award granted to Mr. Freiburger in connection with the Recapitalization will not be accelerated upon a qualifying termination under the Company’s Change of Control Plan within 24 months following the Recapitalization unless the qualifying termination is in connection with, or following, a subsequent transaction that qualifies as a change in control under the plan.

(4)	Post-Termination Health Care. Under By Company other than for Cause, Disability or Death and By Executive with Good Reason: Reflects cost of premiums for the continuation of medical and dental health benefits under the Consolidated Omnibus Budget Reconciliation Act of 1986, as amended (COBRA) for a period of six months following the termination date. Under Change in Control: Reflects same benefit for a period of one year following the change in control.

(5)	Accrued Vacation Pay. Reflects one week of accrued vacation earned during 2008 and carried over into calendar year 2009.

FRANCIS LAMY

Benefits and Payments Upon Separation	Death	Disability	By the Company other than for Cause, Disability or Death	By the Executive with Good Reason	By the Company other than for Cause, Disability or Death (Change in Control)	By the Executive with Good Reason (Change in Control)
Compensation:
Severance(1)	$26,397	$—	$633,516	$633,516	$633,516	$633,516
Short-term incentive(2)	—	—	304,088	304,088	304,088	304,088
Acceleration of Vesting on Stock and Options(3)	379,643	379,643	379,643	379,643	379,643	379,643
Benefits and Perquisites:
Post-Termination Heath Care(4)	—	—	60,901	60,901	60,901	60,901
Accrued Vacation Pay(5)	54,096	54,096	54,096	54,096	54,096	54,096

Total	$460,136	$433,739	$1,432,244	$1,432,244	$1,432,244	$1,432,244

(1)	Severance. Under Death: Reflects one month of base salary for 2008. Under By Company other than for Cause, Disability or Death and By Executive with Good Reason: Reflects two times base salary for 2008 under the terms of the Company’s Change in Control Plan. Had a change in control event (as defined in the plan) not taken place, Mr. Lamy would have been entitled to one times base salary under the terms of his employment agreement. Under Change in Control: Reflects two times base salary for 2008.

(2)	Short-term incentive. There was no payout under the STIA plan earned by executive for 2008 performance. Under By Company other than for Cause, Disability or Death and By Executive with Good Reason: Reflects two times the established target 2008 STIA under the terms of the Company’s Change in Control Plan. Had a change in control event (as defined in the plan) not taken place, Mr. Lamy would not have been entitled to any short-term incentive payments under the terms of his employment agreement. Under Change in Control: Reflects two times the established target 2008 STIA.

(3)	Acceleration of Vesting on Stock and Options. The exercise price of all options exceeded the closing price of the Company’s common stock as of January 3, 2009. The amount in the table above represents the dollar value of unvested restricted shares that would be accelerated based on the January 3, 2009 closing price of the Company’s common stock. Under the terms of Mr. Lamy’s employment agreement, all unvested stock options and restricted shares are subject to acceleration of vesting upon death, disability, termination without cause, and resignation with good reason.

(4)	Post-Termination Health Care. Under By Company other than for Cause, Disability or Death and By Executive with Good Reason: Reflects cost of premiums for the continuation of medical health for a period of two years following the termination date under the terms of the Company’s Change in Control Plan. Had a change in control event (as defined in the plan) not taken place, Mr. Lamy would have been entitled to these same benefits for a period of one year under the terms of his employment agreement. Under Change in Control: Reflects same benefit for a period of two years following the change in control.

(5)	Accrued Vacation Pay. Reflects vacation earned and not paid as of January 3, 2009.

DIRECTOR COMPENSATION IN FISCAL YEAR 2008

Current Directors	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)		Option Awards ($)(2)		Total ($)
Gideon Argov	91,200	33,301		18,887		143,388
David M. Cohen(3)	—	1,818		2,449		4,267
David A. Eckert(3)	—	1,818		2,449		4,267
Colin M. Farmer(3)	—	1,818		2,449		4,267
Daniel M. Friedberg(3)	—	1,818		2,449		4,267
L. Peter Frieder	40,500	33,301		18,887		92,688
John E. Utley	65,200	47,231		30,365		142,796
Mark D. Weishaar	69,200	33,301		18,887		121,388

Former Directors
Stanley W. Cheff	46,533	37,272	(4)	24,154	(4)	107,959
Mario Fontana	43,333	37,272	(4)	24,154	(4)	104,759
Massimo S. Lattmann	43,333	37,272	(4)	24,154	(4)	104,759
Paul R. Sylvester	73,283	37,272	(4)	24,154	(4)	134,709

(1)	Reflects the expense recognized for financial statement reporting purposes for the fiscal year ended January 3, 2009 in accordance with FAS 123(R) and thus may include amounts from awards granted in and prior to 2008. Assumptions used in the calculation of these amounts are included in footnote 9 to the Company’s audited financial statements for the fiscal year ended January 3, 2009 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 19, 2009. As of January 3, 2009, each non-employee Director had the following number of shares of restricted stock outstanding that were still unvested: Mr. Argov: 5,432; Mr. Cohen: 3,155; Mr. Eckert: 3,155; Mr. Farmer: 3,155; Mr. Friedberg: 3,155; Mr. Frieder: 5,432; Mr. Utley: 7,061; and Mr. Weishaar: 5,432. The grant date fair value for these restricted shares is: Mr. Argov: $9,995; Mr. Cohen: $9,907; Mr. Eckert: $9,907; Mr. Farmer: $9,907; Mr. Friedberg: $9,907; Mr. Frieder: $9,995; Mr. Utley: $12,992; and Mr. Weishaar: $9,995.

(2)	Reflects the expense recognized for financial statement reporting purposes for the fiscal year ended January 3, 2009 in accordance with FAS 123(R) and thus may include amounts from options granted in and prior to 2008. Assumptions used in the calculation of these amounts are included in footnote 9 to the Company’s audited financial statements for the fiscal year ended January 3, 2009 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 19, 2009. As of January 3, 2008, each non-employee Director had the following number of options outstanding: Mr. Argov: 19,273; Mr. Cohen: 7,098; Mr. Eckert: 7,098; Mr. Farmer: 7,098; Mr. Friedberg: 7,098; Mr. Frieder: 37,772; Mr. Utley: 79,888; and Mr. Weishaar: 44,676. As of January 3, 2008, each former non-employee Director had the following number of options outstanding: Mr. Cheff: 68,000; Mr. Fontana: 19,273; Mr. Lattmann: 19,273; and Mr. Sylvester: 44,676. The outstanding options that are exercisable are included in the Securities Ownership of Management and Directors table.

(3)	Messrs. Cohen, Eckert, Farmer and Friedberg joined the Board in October 2008 in connection with the consummation of the Recapitalization.

(4)	Reflects acceleration of vesting of stock awards and options upon resignation from the Board in October 2008.

EQUITY COMPENSATION PLAN SUMMARY

The following table provides information about the Company’s equity compensation plans as of January 3, 2009.

	Number of securities to be issued upon exercise of outstanding options		Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by shareholders	3,985,762	(1)	$$7.53	5,074,036	(2)
Equity compensation plans not approved by shareholders	–		n/a	0

Total	3,985,762		$$7.53	5,074,036

(1)	Represents outstanding options to purchase the Company’s common stock granted under the 2008 Omnibus Long Term Incentive Plan and the Company’s historical equity compensation plans under which no future awards may be made.

(2)	Represents options available to purchase the Company’s common stock and other awards available under the 2008 Omnibus Long Term Incentive Plan. Included are 868,187 shares available for issuance under the 2004 Amended and Restated Employee Stock Purchase Plan.

SUBMISSION OF SHAREHOLDER PROPOSALS

Any proposal of a shareholder must be received by X-Rite at its headquarters, 4300 44th Street, S.E., Grand Rapids, MI 49512, no later than December 11, 2009 in order to be considered for inclusion in X-Rite’s proxy statement relating to the 2010 Annual Meeting. Shareholders who wish to submit a proposal not intended to be included in X-Rite’s proxy statement relating to the 2010 Annual Meeting, but to be presented at that meeting, and who propose to nominate a director for election at that meeting, are required by the Articles of Incorporation and Bylaws to provide notice of such proposal or nomination to X-Rite. Nominations for directors must be received not later than thirty days prior to the date of the Annual Meeting (or within seven days after X-Rite mails, or otherwise gives notice of the date of such meeting, if such notice is given less than forty days prior to the meeting date). All other proposals must be received not less than sixty nor more than ninety days prior to the scheduled meeting date, provided, that if less than seventy days notice, or prior public disclosure of the date of a scheduled meeting is given or made, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled meeting was mailed or the day on which such public disclosure was made. This notice must contain the information required by the Articles Incorporation and Bylaws and must be submitted in accordance with the procedures outlined therein.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

The SEC permits companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies. A number of brokers with account holders who are our shareholders will be sending out a notice this year regarding the “householding” of proxy materials. As indicated in the notice that will be provided by these brokers, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Once a shareholder has received notice that the broker will be “householding,” “householding” will continue until the shareholder is notified otherwise or until the shareholder has revoked consent by notifying the broker. If you would prefer to receive a single or separate copies of a proxy statement for other shareholders in your household, either now or in the future, please contact your bank, broker, broker-dealer or other similar organization serving as your nominee.

Any person, including any beneficial owner, to whom this proxy statement is delivered, and any shareholder at a shared address to which a single copy of the proxy statement is delivered, may request copies of reports, proxy statements or other information concerning us, without charge, by written or telephonic request directed to Investor Relations, at X-Rite, Incorporated, 4300 44th Street, S.E., Grand Rapids, MI 49512 or by telephone at (616) 803-2100. If you would like to request documents, please do so by October 20, 2009, in order to receive them before the special meeting.

Management is not aware of any matters to be presented for action at the Annual Meeting other than as set forth in this Proxy Statement. If other business should come before the meeting, the persons named as proxy holders in the accompanying Proxy intend to vote the shares in accordance with their judgment, and discretionary authority to do so is included in the Proxy.

SHAREHOLDERS ARE URGED TO PROMPTLY VOTE THEIR SHARES.

By Order of the Board of Directors

John E. Utley

Chairman of the Board of Directors

Annex A

Form of Warrant

THIS WARRANT IS NOT EXERCISABLE UNLESS AND UNTIL CERTAIN SHAREHOLDER APPROVALS HAVE BEEN OBTAINED AS FURTHER DESCRIBED IN THIS WARRANT. NEITHER THIS WARRANT, NOR THE COMMON STOCK WHICH MAY BE PURCHASED HEREUNDER, MAY BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS.

Date of this Warrant: August 18, 2009

X-RITE, INCORPORATED

Common Stock Purchase Warrant

X-Rite, Incorporated, a Michigan corporation (the “Company”), for value received, hereby certifies that             , a              (the “Holder”), subject to the terms and conditions hereof, shall be entitled to purchase from the Company, at any time and from time to time after the Initial Exercise Date (as defined below) and on or prior to the close of business on August 18, 2019 (the “Expiration Date”),                      fully paid and nonassessable shares (individually, a “Warrant Share” and collectively, the “Warrant Shares”) of common stock, par value $0.10 per share, of the Company (the “Common Stock”), at a price per share equal to the Exercise Price. The number of Warrant Shares and the Exercise Price are subject to adjustment as provided herein, and all references to “Common Stock” and “Exercise Price” herein shall be deemed to include any such adjustment or series of adjustments.

This warrant (this “Warrant”) is being issued by the Company to the Holder in connection with the transactions contemplated by that certain Exchange Agreement, dated as of August 18, 2009 by and among the Company, the Holder and the other parties thereto (the “Exchange Agreement”). The following terms used herein shall have the meanings set forth below when used in this Warrant:

“Affiliate” means, with respect to any specified Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such specified Person. The term “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), when used with respect to a specified Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such specified Person, whether through the ownership of voting securities, by contract, or otherwise.

“Cash Exercise” has the meaning set forth in Section 1.2.

“Exercise by Net Share Settlement” has the meaning set forth in Section 1.3.

“Exercise Price” means $0.01 per share, subject to all adjustments from time to time pursuant to the provisions of Section 6 hereof.

“Fair Market Value” means

(i) in the case of cash, the amount thereof;

(ii) in the case of shares of stock where, at least 30 days prior to the issuance thereof, other shares of the same class had been listed NASDAQ, the volume-weighted average price of such stock for the five consecutive trading days immediately preceding the day as of which Fair Market Value is being determined;

(iii) in the case of shares of stock where, at least thirty (30) days prior to the issuance thereof, other shares of the same class had not been listed on NASDAQ (or another U.S. national securities exchange that is the primary market for the trading of the Common Stock), but had been listed in the over-the-counter market as reported by Pink Sheets LLC or similar organization, the volume-weighted average price of such stock for the five consecutive trading days immediately preceding the day as of which Fair Market Value is being determined;

(iv) in the case of securities not covered by clause (ii) or (iii) above and in the case of other property not covered by clause (i), (ii) or (iii) above, the Fair Market Value of such securities or other property, as the case may be, shall be determined by an Independent Financial Expert appointed for such purpose, using one or more valuation methods that the Independent Financial Expert in its best professional judgment determines to be most appropriate, assuming, in the case of securities, such securities are fully distributed and in each case, such securities or other property are to be sold in an arm’s-length transaction and there was no compulsion on the part of any party to such sale to buy or sell and taking into account all relevant factors.

“HSR Act” has the meaning set forth in Section 1.1.

“HSR Threshold” has the meaning set forth in Section 1.1.

“Independent Financial Expert” means a nationally recognized investment banking firm mutually agreed by the Company and the Holder, which firm does not have a material financial interest or other material economic relationship with either the Company or Holder or their Affiliates. If the Company and Holder are unable to agree on an Independent Financial Expert, the Company and Holder shall each choose promptly a separate Independent Financial Expert and such two Independent Financial Experts shall choose promptly a third Independent Financial Expert to determine the Market Price.

“Initial Exercise Date” means the date, if any, that Shareholder Approval is obtained (it being understood that if Shareholder Approval is not obtained at the Shareholder Meeting, that there shall be no Initial Exercise Date and this Warrant shall automatically be cancelled as provided in Section 1.1(b)).

“Liquidity Event” has the meaning set forth in Section 7.

“Market Price” means, as of any date, (i) so long as the Common Stock continues to be traded on NASDAQ on such date, the last reported sale price of the Common Stock on the trading day immediately prior to such date on NASDAQ and (ii) if the Common Stock of the Company is not traded on NASDAQ on such date, the closing sale price of the Common Stock on the trading day immediately prior to such date as reported in the composite transactions for the principal U.S. national securities exchange on which the Common Stock is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national securities exchange on which the Common Stock is so listed or quoted on the trading day immediately prior to such date, or if the Common Stock is not so listed or quoted on a U.S. national securities exchange, the last quoted bid price for the Common Stock in the over-the-counter market as reported by Pink Sheets LLC or similar organization on the trading day immediately prior to such date, or, if that bid price is not available, the market price of the Common Stock on the trading day immediately prior to such date as determined by an Independent Financial Expert (as selected pursuant to its definition) retained by the Corporation for this purpose, using one or more valuation methods that the Independent Financial Expert in its best professional judgment determines to be most appropriate, assuming such securities are fully distributed and are to be sold in an arm’s-length transaction and there was no compulsion on the part of any party to such sale to buy or sell and taking into account all relevant factors.

All references herein to the “closing sale price” and “last reported sale price” of the Common Stock on NASDAQ shall be such closing sale price and last reported sale price as reflected on the website of NASDAQ (http://www.nasdaq.com).

“NASDAQ” means any national stock exchanges now or hereafter maintained by NASDAQ, including, without limitation, the NASDAQ Global Select Market, the NASDAQ Global Market and the NASDAQ Capital Market.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Shareholder Approval” means the approval of the Shareholder Proposal by the majority of the votes cast by holders of the Common Stock entitled to vote at the Shareholder Meeting.

“Shareholder Meeting” means the special meeting of the holders of Common Stock of the Company called for the purpose of approving the Shareholder Proposal, and any adjournments or postponements thereof.

“Shareholder Proposal” means the Company’s proposal, and in accordance with the Exchange Agreement, to the Company’s shareholders to approve the issuance of shares of Common Stock upon exercise of this Warrant and the other warrants issued pursuant to the Exchange Agreement.

1.	Exercise of Warrants.

1.1 General Exercise. This Warrant may be exercised in whole or in part by the Holder at any time and from time to time after the Initial Exercise Date (if any) and on or prior to the close of business on the Expiration Date and (b) if Shareholder Approval is not obtained at the Shareholder Meeting, this Warrant will automatically be cancelled as of 5:00 p.m. New York time on the date of the Shareholder Meeting; provided, however, that if such exercise would result in the Holder acquiring beneficial ownership of Common Stock (together with all other Common Stock owned by the Holder at such time) with a value of or in excess of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) notification threshold applicable to the Holder (the “HSR Threshold”), or with a value of or in excess of the notification thresholds of applicable competition or merger control laws of other jurisdictions applicable to the Holder (“Foreign Thresholds”), and no exemption to filing a notice and report form under the HSR Act or applicable competition or merger control laws of other jurisdictions, as the case may be, are applicable, then only the exercise of such portion of this Warrant, which when exercised does not exceed the HSR Threshold or Foreign Thresholds, shall be exercised and the Purchase Form and/or Notice of Exercise by Share Settlement shall be deemed to relate only to such portion of this Warrant, in which case the exercise of the remaining portion of this Warrant in excess of the HSR Threshold or Foreign Thresholds shall not occur until the expiration or early termination of the applicable waiting periods.

1.2 Exercise for Cash. This Warrant may be exercised (a “Cash Exercise”) by delivering this Warrant to the Company at its principal executive office, or at the office of its stock transfer agent, if any, accompanied by (i) the “Purchase Form” attached hereto as Exhibit A duly completed and executed on behalf of the Holder and (ii) a payment to the Company in the amount equal to the Exercise Price multiplied by the number of Warrant Shares in respect of which this Warrant is then exercised, plus all taxes required to be paid by the Holder, if any, pursuant to Section 2.

1.3 Exercise by Net Share Settlement. This Warrant may be exercised, in whole or in part (a “Exercise by Net Share Settlement”), into the number of Warrant Shares determined in accordance with this Section 1.3 by delivering this Warrant to the Company at its principal executive office, or at the office of its stock transfer agent, if any, accompanied by (i) the “Notice of Exercise by Net Share Settlement” attached hereto as Exhibit B duly completed and executed on behalf of the Holder and (ii) a payment to the Company for any taxes required to be paid by the Holder, if any, pursuant to Section 2. In the event of an exercise by Net Share Settlement, the Company shall issue to the Holder a number of Warrant Shares (rounded to the nearest whole number) computed using the following formula:

X =	Y (A - B) A

Where:

X = The net number of shares of Common Stock to be issued to the Holder pursuant to the Exercise by Net Share Settlement;

Y = The gross number of shares of Common Stock in respect of which the Exercise by Net Share Settlement is made;

A = The Market Price as of the Exercise Date; and

B = The Exercise Price.

1.4 Issuance of Certificate(s); Authorization. Upon surrender of this Warrant and full compliance with each of the other requirements in Section 1.2, in the case of a Cash Exercise, and Section 1.3, in the case of an Exercise by Net Share Settlement, the Company shall, promptly, either (i) issue and cause to be delivered a certificate or certificates or (ii) instruct its transfer agent to register in book entry form, in either case to the Holder, or upon the written request of the Holder, in and to such name or names as the Holder may designate, a certificate or certificates (or book entry shares) for the number of Warrant Shares issuable upon the Cash Exercise or the Exercise by Net Share Settlement, as the case may be. Such certificate or certificates (or book entry shares) shall not be deemed to have been issued, and any person so designated to be named therein shall not be deemed to have become or have any rights of a holder of record of such Warrant Shares, until all requirements set forth in Section 1.2, in the case of a Cash Exercise, and Section 1.3, in the case of an Exercise by Net Share Settlement, have been fully met by the Holder. The certificate(s) (or book entry shares) representing the Warrant Shares acquired upon the exercise of this Warrant shall bear the restrictive legend substantially in the form set forth on Exhibit C hereto; provided, that, upon the reasonable request of the Holder, at any time, and from time to time, when such legend is no longer required under the Securities Act or applicable state laws, the Company shall promptly remove such legend from any certificate representing the Warrant Shares (or issue one or more new certificates representing such Warrant Shares, which certificate(s) shall not contain a legend). The Company hereby represents and warrants that any Common Stock issued upon the exercise of this Warrant in accordance with the provisions of Sections 1.2 and/or 1.3 will, immediately following receipt of the Shareholder Approval, be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges (other than liens or charges created by the Holder or taxes in respect of any transfer occurring contemporaneously therewith). The Company agrees that the Warrant Shares so issued will be deemed to have been issued to the Holder as of the close of business on the date on which this Warrant and payment of the Exercise Price are delivered to the Company in accordance with the terms of this Warrant, notwithstanding that the stock transfer books of the Company may then be closed or certificates representing such Shares may not be actually delivered on such date.

1.5 Full or Partial Exercise. This Warrant shall be exercisable, at the election of the Holder, either in full or in part and, in the event that this Warrant is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the Expiration Date, the Company shall promptly issue a new certificate evidencing the remaining Warrant or Warrants, in a form substantially identical hereto, in the name of the Holder, and delivered to the Holder or to another person that the Holder has designated for delivery as soon as practicable, and in any event not exceeding three business days from such exercise.

2. Payment of Taxes. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names (provided the Holder has complied with the restrictions on transfer set forth herein) as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by a properly executed assignment in form attached hereto as Exhibit D; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

3. Mutilated, Missing or Lost Warrant. In the event that this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue and countersign, in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for its loss, theft or destruction, a new Warrant with identical terms, representing an equivalent number of Warrant Shares and dated the same date as this Warrant that was mutilated, lost, stolen or destroyed, but only upon receipt of evidence and indemnity or other security reasonably satisfactory to the Company of the loss, theft or destruction of this Warrant.

4. Reservation of Warrant Shares. The Company will at all times prior to earlier of the exercise in full of this Warrant and the Expiration Date reserve and keep available, out of the aggregate of its authorized but unissued Common Stock, solely for the issuance of Warrant Shares upon exercise of this Warrant, the maximum number of shares of Common Stock which may then be deliverable upon the Cash Exercise of this Warrant.

5. Fractional Shares. No fractional Warrant Shares, or scrip for any such fractional Warrant Shares, shall be issued upon the exercise of this Warrant. If any fraction of a share of Common Stock would, except for the provisions of this Section 5, be issuable on the exercise of any Warrant, the Holder shall be entitled to receive a cash payment equal to the Market Price of the Common Stock less the Exercise Price for such fractional share.

6.	Anti-Dilution Adjustments.

6.1 Changes in Common Stock. In the event that at any time and from time to time the Company shall (i) pay a dividend or make a distribution on the Common Stock in shares of Common Stock or other shares of capital stock, (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) increase or decrease the number of shares of Common Stock outstanding by reclassification of its Common Stock, then the number of Warrant Shares issuable upon exercise of each Warrant immediately after the happening of such event shall be proportionally adjusted so that, after giving effect to such adjustment, the Holder of each Warrant shall be entitled to receive the number of Warrant Shares upon exercise of such Warrant that such Holder would have owned or would have been entitled to receive had such Warrant been exercised immediately prior to the happening of the events described above (or, in the case of a dividend or distribution of Common Stock, immediately prior to the record date therefor). An adjustment made pursuant to this Section 6 shall become effective immediately after the distribution date, retroactive to the record date therefore in the case of a dividend or distribution in shares of Common Stock or other shares of capital stock, and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

6.2 Issuance of Rights. In the event that at any time or from time to time the Company shall issue to all holders of Common Stock rights to acquire Common Stock entitling the holders thereof to subscribe for or purchase shares of Common Stock at a price per share that is less than the Fair Market Value per share of Common Stock in effect immediately prior to such issuance, the number of Warrant Shares issuable upon exercise of each Warrant immediately after such issuance shall be determined by multiplying the number of Warrant Shares issuable upon exercise of each Warrant immediately prior to such issuance by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights plus the number of additional shares of Common Stock with respect to which such rights for subscription or purchase have been exercised, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights plus the total number of shares of Common Stock which the aggregate consideration expected to be received by the Company upon the exercise of such rights (as determined in good faith by the Board of Directors, whose determination shall be evidenced by a board resolution which will be sent to Holders upon request) would purchase at the Fair Market Value per share of Common Stock as of the record date; and, subject to Section 6.3, in the event of any such adjustment, the Exercise Price immediately prior to such date of issuance shall be adjusted to a number determined by dividing the Exercise Price immediately prior to such date of issuance by the aforementioned fraction. Such adjustment shall be made, and shall only become effective, when shares of Common Stock are subscribed for or purchased in accordance with such rights, retroactive to the record date when such rights are issued. No adjustment shall be made pursuant to this Section 6.2 which shall have the effect of decreasing the number of Warrant Shares issuable upon the exercise of each Warrant.

6.3 Minimum Adjustment. The adjustments required by Section 6.2 and/or 6.2 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the Exercise Price or the number of Warrant Shares issuable upon the exercise of the Warrants that would otherwise be required shall be made unless and until such adjustment either by itself or with other adjustments not previously made increases or decreases by at least 0.5% the Exercise Price or the number of Warrant Shares issuable upon the exercise of the Warrants immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 6 and not previously made, would result in a minimum adjustment. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence. In computing adjustments under this Section 10, fractional interests in Common Stock shall be taken into account to the nearest one-hundredth of a share.

6.4 Adjustment to Warrant Certificate. The form of Warrant Certificate need not be changed because of any adjustment made pursuant to this Section 6, and Warrant Certificates issued after such adjustment may state the same Exercise Price and the same number of shares of Common Stock issuable upon exercise of the Warrants as are stated in the Warrant Certificates initially issued pursuant to the Exchange Agreement. The Company, however, may at any time in its sole discretion make any change in the form of Warrant Certificate that it may deem appropriate to give effect to such adjustments and that does not affect the substance of the Warrant Certificate, and any Warrant Certificate thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

7. Liquidity Event. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets or other transaction, which, in each case, is effected in such a way that the holders of Common Stock are entitled to receive (either directly or upon subsequent related liquidation) cash, stock, securities or assets (or a combination of the foregoing) with respect to or in exchange for Common Stock is referred to herein as a “Liquidity Event.” Immediately prior to the consummation of any Liquidity Event, this Warrant, and all rights of the Holder hereunder (other than the rights under this Section 7), shall automatically be cancelled, without the need for any further action by any person, and in return therefor, the Holder shall automatically be deemed, without the need for any further action by any person, to have exchanged this Warrant in return for such cash, shares of stock, securities or assets (or a combination of the foregoing) as may be issued or payable in connection with the consummation of such Liquidity Event with respect to or in exchange for the number of shares of Warrant Stock immediately theretofore acquirable and receivable upon the Exercise by Net Share Settlement of the Holder’s Warrant had such Liquidity Event not taken place.

8.	Notices.

8.1 Notices Generally. Except as otherwise expressly provided hereunder, all notices referred to herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, and shall be deemed to have been given when so mailed or sent (i) to the Company, at its principal executive offices and (ii) to the Holder, at the Holder’s address as it appears in the stock records of the Company (unless otherwise indicated by the Holder in writing) and to such other persons identified in Exhibit E (as may be revised by the Holder in writing).

8.2 Notice of Adjustment. Whenever the Exercise Price or the number of Warrant Shares and other property, if any, issuable upon the exercise of the Warrants is adjusted, as herein provided, the Company shall deliver to the Holders a certificate of its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated and specifying the Exercise Price and the number of Warrant Shares issuable upon exercise of the Warrants after giving effect to such adjustment. Notwithstanding the foregoing, if the Holder objects to the Exercise Price and the number of Warrant Shares issuable upon exercise of the Warrants (after giving effect to the proposed adjustment) set forth in the certificate provided by the Company’s Chief Financial Officer, the Company shall promptly obtain a certificate of a firm of independent accounts selected by the Board of Directors (who may, to the extent it would not compromise its “independence”, be the regular accountants employed by the Corporation) setting forth the same information and detail as required in the immediately preceding sentence, and such certificate shall be used for the basis to effect the applicable adjustment to the Exercise Price and the number of Warrant Shares issuable upon exercise of the Warrants.

8.3 Notice of Certain Transactions. In the event the Company shall propose to (a) distribute any dividend or other distribution to all holders of its Common Stock or options, warrants or other rights to receive such dividend or distribution, (b) offer to all holders of its Common Stock rights to subscribe for or to purchase any securities convertible into shares of Common Stock or shares of stock of any class or any other securities, rights or options, (c) effect any capital reorganization, reclassification, consolidation or merger, (d) effect the voluntary or involuntary dissolution, liquidation or winding-up of the Company or (e) make a tender offer or exchange offer with respect to the Common Stock, the Company shall promptly send to the Holders a notice of such proposed action or offer at their addresses as they appear on the register of the Company, which shall specify the record date for the purposes of such dividend, distribution or rights, or the date such issuance or event is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall briefly indicate the effect, if any, of such action on the Common Stock and on the number and kind of any other shares of stock and on property, if any, and the number of shares of Common Stock and other property, if any, issuable upon exercise of each Warrant and the Exercise Price after giving effect to any such adjustment pursuant to Section 6 which will be required as a result of such action. Such notice shall be given as promptly as possible and, in any case, at least fourteen (14) days prior to the date of the taking of such action, or participation therein, by the holders of Common Stock.

9. Transfer. This Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto as Exhibit D duly executed by the Holder and the transferee and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant in the name of the assignee and this Warrant shall promptly be cancelled.

10. No Rights as Stockholder until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof.

11. Termination upon Failure of Shareholder Approval. The Holder acknowledges that this Warrant and all rights and obligations hereunder shall terminate and be forfeited in the event that Shareholder Approval is not obtained at the Shareholder Meeting.

12. Successors and Assigns. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder and their respective successors and assigns.

13. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Michigan, without giving effect to conflict of law principles.

14. Severability. In the event that one or more of the provisions of this Warrant shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Warrant, but this Warrant shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

15. Change or Waiver. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement is sought.

16. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have each caused this common stock purchase warrant to be duly executed as of the date first written above.

X-RITE, INCORPORATED

By:
Name: Thomas J. Vacchiano Jr. Title: Chief Executive Officer

[HOLDER]

By:
Name: Title:

EXHIBIT A TO

WARRANT

PURCHASE FORM

To:                                                                                  Dated:

The undersigned hereby irrevocably elects to purchase             shares of Common Stock of X-Rite, Incorporated, a Michigan corporation, pursuant to the purchase provisions of Section 1.2 of the attached Warrant and herewith makes payment of $            , representing the full purchase price for such shares at the price per share provided for in the Warrant.

Signature:

Address:

EXHIBIT B TO

WARRANT

NOTICE OF EXERCISE BY NET SHARE SETTLEMENT FORM

To: X-Rite, Incorporated, a Michigan corporation                         Dated:                     , 20

The undersigned hereby irrevocably elects to exchange the Warrant for a total of             shares of Common Stock of X-Rite, Incorporated, a Michigan corporation, pursuant to the Exercise by Net Share Settlement provisions of Section 1.3 of the attached Warrant.

Signature:

Address:

EXHIBIT C TO

WARRANT

FORM OF RESTRICTIVE LEGEND

THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS.

EXHIBIT D TO

WARRANT

ASSIGNMENT FORM

FOR VALUE RECEIVED,                                                                   (the “Holder”) hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of stock covered thereby set forth below, unto:

Name of Assignee	Address	No. of Shares
(the “Assignee”)

HOLDER

Dated:

Signature:

Dated:

Witness:

By signing below, the Assignee acknowledges that it qualifies as an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended.

ASSIGNEE

Dated:

Signature:

Dated:

Witness:

EXHIBIT E TO

WARRANT

NOTICE

A copy of all notices provided to the Holder in accordance with the Warrant shall also be provided to the following (provided, that delivery of such copy shall not constitute notice):

[Insert name of counsel]

[Address]

Tel:

Facsimile:

Attention:

Annex B

CERTIFICATE OF DESIGNATION, PREFERENCES AND

RIGHTS OF SERIES A PREFERRED STOCK

of

X-RITE, INCORPORATED

Pursuant to Section 302 of the Michigan Business Corporation Act:

I, Thomas J. Vacchiano Jr., President and Chief Executive Officer of X-RITE, INCORPORATED, a corporation organized and existing under the Michigan Business Corporation Act (the “Corporation”), in accordance with the provisions of Section 302 thereof, DO HEREBY CERTIFY:

That pursuant to the authority conferred upon the Board of Directors of the Corporation by the Restated Articles of Incorporation of the Corporation, as amended, the Board of Directors on August 17, 2009, adopted the following resolution, effective August 18, 2009, creating a series of preferred stock designated as “Series A Preferred Stock”:

RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of its Restated Articles of Incorporation, as amended, a series of Series A Preferred Shares of the Corporation be and it hereby is created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

Section 1. Designation; Number of Series A Preferred Shares. There is hereby created out of the authorized and unissued shares of Preferred Stock, par value Ten Cents ($0.10) per share, of the Corporation a series of Preferred Stock designated the “Series A Preferred Stock” (the “Series A Preferred Stock”). The number of shares constituting such series shall be 84,729.26362 shares (each, a “Series A Preferred Share”), of which 41,561.22312 shares shall be initially issued as of the Exchange Effective Date and 43,168.04050 shares shall be reserved exclusively for the payment of dividends “in kind” in accordance with this Certificate. The Series A Preferred Stock shall have the rights, preferences, powers, privileges and restrictions, qualifications and limitations set forth in this Certificate. Subject to Section 9(d) and 9(e), such number of Series A Preferred Shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of Series A Preferred Shares to a number less than the number of Series A Preferred Shares then outstanding; provided, further, that the Company shall not issue any Series A Preferred Shares (other than the Series A Preferred Shares initially issued as of the Exchange Effective Date and dividends paid “in kind” in accordance with this Certificate) before the Shareholder Meeting or from and after, or upon, a Trigger Event. Each Series A Preferred Share shall be identical in all respects to every Series A Preferred Share. The Corporation shall have the authority to issues fractions of Series A Preferred Shares.

Section 2. Ranking. The Series A Preferred Shares will rank equally with Parity Shares, if any, and will rank senior to Junior Shares, in each case, with respect to the payment of dividends and/or the distribution of assets upon a Liquidation Event.

Section 3. Definitions. The following terms shall have the meanings set forth below when used in this Certificate:

“Additional Directors” means either (i) four additional directors (if no such additional director replaces an existing director), (ii) three additional directors (if one of such additional directors replaces an existing director) or (iii) two additional directors (if both such additional directors replace existing directors), as may be determined by the Majority Holders in accordance with Section 9(b).

“Additional Dividend Accrual Date” shall have the meaning set forth in Section 4(b).

“Additional Dividends” shall have the meaning set forth in Section 4(b).

“Affiliate” means, with respect to any specified Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such specified Person. The term “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), when used with respect to a specified Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such specified Person, whether through the ownership of voting securities, by contract, or otherwise.

“Board of Directors” means the Board of Directors of the Corporation.

“Business Day” means any weekday that is not a legal holiday in New York, New York and is not a day on which banking institutions in New York, New York are authorized or required by law or regulation to be closed.

“Cash Fundamental Change” means a Fundamental Change in which, as a result of or in connection therewith, all holders of the Common Stock are entitled to exchange their Common Stock only for all-cash proceeds.

“Certificate” means this Certificate of Designation, Preferences and Rights of Series A Preferred Stock of the Corporation.

“Closing Price” of the Common Stock (or other relevant capital stock or equity interest) on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock (or other relevant capital stock or equity interest) on NASDAQ on such date. If the Common Stock (or other relevant capital stock or equity interest) is not traded on NASDAQ on any date of determination, the Closing Price of the Common Stock (or other relevant capital stock or equity interest) on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. national securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or if the Common Stock (or other relevant capital stock or equity interest) is not so listed or quoted on a U.S. national securities exchange, the last quoted bid price for the Common Stock (or other relevant capital stock or equity interest) in the over-the-counter market as reported by Pink Sheets LLC or similar organization, or, if that bid price is not available, the market price of the Common Stock (or other relevant capital stock or equity interest) on that date as determined by an Independent Financial Expert retained by the Corporation for this purpose.

All references herein to the “Closing Price” and “last reported sale price” of the Common Stock (or other relevant capital stock or equity interest) on NASDAQ shall be such closing sale price and last reported sale price as reflected on the website of NASDAQ (http://www.nasdaq.com).

“Common Stock” means the common stock, par value Ten Cents ($0.10) per share, of the Corporation.

“Control Investment Affiliate” means, with respect to any specified Person, any other Person that (i) directly or indirectly, is in control of, is controlled by, or is under common control with, such specified Person and (ii) is organized by such specified Person primarily for the purpose of making equity or debt investments in one or more companies.

“Corporation” shall have the meaning set forth in the introductory paragraph of this Certificate.

“director” means a member of the Board of Directors.

“Dividend Payment Date” means the Quarterly Dividend Payment Date or Participating Dividend Payment Date, as applicable.

“Dividend Record Date” means the Quarterly Dividend Record Date or Participating Dividend Record Date, as applicable.

“Early Redemption Multiplier” means, as of any date on which the Corporation redeems or repurchases Series A Preferred Shares pursuant to Section 6(b) or Section 7, the applicable percentage set forth opposite such date below:

Date of Applicable Redemption	Applicable Percentage
Prior to October 25, 2010	107%

From and after October 25, 2010 through and including October 24, 2011	105%

From and after October 25, 2011 through and including October 24, 2012	103%

From and after October 25, 2012 through and including October 24, 2013	101%

From and after October 25, 2013	100%

“Event of Default” means (i) any Event of Default (as defined in the Existing Second Lien Credit Agreement), (ii) any Event of Default (as defined in the Modified Second Lien Credit Agreement), or (iii) the occurrence of any fact, circumstance or event which, after giving effect to all applicable grace and cure periods, would have constituted an Event of Default (as defined in the Existing Second Lien Credit Agreement) or an Event of Default (as defined in the Modified Second Lien Credit Agreement) but for a modification, amendment or waiver thereof after the Exchange Effective Date, unless such modification, amendment or waiver is consented to by the Majority Holders. For the avoidance of doubt, an Event of Default shall also include any Significant Event of Default.

“Event of Noncompliance” means the Corporation’s failure to (i) declare or pay any dividend on the Series A Preferred Shares on any date that a dividend is required to be declared or paid hereunder, (ii) in accordance with this Certificate, make an offer to repurchase the Series A Preferred Shares that the Corporation is obligated to make hereunder or (iii) in accordance with this Certificate, redeem or repurchase or make any payment with respect to the redemption or repurchase of any Series A Preferred Shares that the Corporation is obligated to make hereunder, in any case, whether or not the making of such payment or offer, as the case may be, is legally permissible or is prohibited by any agreement to which the Corporation is subject, and irrespective of the reason or cause for any such Event of Noncompliance and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body and regardless of the effects of any subordination provisions.

“Exchange” means the consummation of the transactions contemplated by the Exchange Agreement.

“Exchange Agreement” means that certain Exchange Agreement, dated August 18, 2009, among the Corporation, OEP, Sagard and Tinicum.

“Exchange Effective Date” means the Closing Date as defined in the Exchange Agreement.

“Existing Second Lien Credit Agreement” means that certain Second Lien Credit and Guaranty Agreement, dated October 24, 2007, by and among the Corporation and the other parties thereto, as in effect on the Exchange Effective Date (as it may be amended, modified or supplemented from time to time, solely, with the prior written consent of the Majority Holders; provided, that the Company shall use reasonable efforts to provide three Business Days prior notice to all Holders of any such proposed consent prior to its adoption; provided, further that the Company shall promptly provide, to all Holders who have not provided such prior written consent, written notice of such amendment, modification or supplement that has been consented to by the Majority Holders).

“Fair Market Value” means

(i) in the case of cash, the amount thereof;

(ii) in the case of shares of stock where, at least thirty (30) days prior to the issuance thereof, other shares of the same class had been listed on NASDAQ (or another U.S. national securities exchange that is the primary market for the trading of the Common Stock), the VWAP of such stock for the five consecutive Trading Days immediately preceding the day as of which Fair Market Value is being determined;

(iii) in the case of shares of stock where, at least thirty (30) days prior to the issuance thereof, other shares of the same class had not been listed on NASDAQ (or another U.S. national securities exchange that is the primary market for the trading of the Common Stock), but had been listed in the over-the-counter market as reported by Pink Sheets LLC or similar organization, the VWAP of such stock for the five consecutive trading days on which shares of such stock have traded on such over-the-counter market immediately preceding the day as of which Fair Market Value is being determined; or

(iv) in the case of securities not covered by clause (ii) or (iii) above and in the case of other property not covered by clause (i), (ii) or (iii) above, the Fair Market Value of such securities or other property, as the case may be, shall be determined by an Independent Financial Expert appointed for such purpose, using one or more valuation methods that the Independent Financial Expert in its best professional judgment determines to be most appropriate, assuming, in the case of securities, such securities are fully distributed and in each case, such securities or other property are to be sold in an arm’s-length transaction and there was no compulsion on the part of any party to such sale to buy or sell and taking into account all relevant factors.

“First Lien Credit Agreement” means that certain First Lien Credit and Guaranty Agreement, dated October 24, 2007 (unless otherwise identified, as amended, modified or supplemented from time to time), by and among the Corporation and the other parties thereto.

“Freely Tradable” means, with respect to Common Stock as of any date, such Common Stock which is (i) listed on NASDAQ or other national securities exchange that is the primary market for the trading of the Common Stock and (ii) immediately resalable by the Holders or their respective Affiliates pursuant to an effective registration statement, subject only to applicable securities laws and the Corporation’s then applicable insider trading policy.

“Fundamental Change” means the occurrence, at any time after the closing of the Exchange, of any of the following:

(i)(a) any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended), other than the Permitted Holders, (A) shall have acquired beneficial ownership of thirty-five percent (35%) or more on a fully diluted basis of the voting and/or economic interest in the capital stock of the Corporation) or (B) shall have obtained the power (whether or not exercised) to elect a majority of the members of the Board of Directors (or similar governing body); (b) the majority of the seats (other than vacant seats) on the Board of Directors (or similar governing body) cease to be occupied by Persons who were nominated for election by the Board of Directors (or similar governing body), a majority of whom were directors on October 28, 2008 or whose election or nomination for election was previously approved by a majority of such directors; or

(c) any “change of control” or similar event under the First Lien Credit Agreement or Existing Second Lien Credit Agreement has occurred; or

(ii) the Corporation enters into any transaction of merger or consolidation (except that a Person may be merged with or into the Corporation so long as the Corporation is the continuing or surviving Person), becomes subject to any Liquidation Event, or conveys, sells, leases, subleases (as lessor or sublessor), exchanges, transfers or otherwise disposes of, in one transaction or a series of transactions, all or substantially all of the business, assets or property of the Corporation.

“Fundamental Change Price” shall have the meaning set forth in Section 7(b).

“Holders” means each Person in whose name Series A Preferred Shares are registered, which may be treated by the Corporation as the absolute owner of the Series A Preferred Shares for the purpose of making payment and for all other purposes.

“Indebtedness” shall have the meaning set forth in the Existing Second Lien Credit Agreement.

“Independent Financial Expert” means a nationally recognized investment banking firm mutually agreed by the Corporation and Majority Holders, which firm does not have a material financial interest or other material economic relationship with either the Corporation or Majority Holders or their Affiliates. If the Corporation and Majority Holders are unable to agree on an Independent Financial Expert, the Corporation and Majority Holders shall each promptly choose a separate nationally recognized investment banking firm and such two nationally recognized investment banking firms shall promptly choose a third nationally recognized investment banking firm that shall not have a material financial interest or other material economic relationship with either the Corporation or Majority Holders or their Affiliates, which firm shall serve as the “Independent Financial Expert”.

“Initial Holders” means the Holders on the Exchange Effective Date, which shall be OEP, Sagard and Tinicum, together with their respective Affiliates.

“Irrevocable Date” shall have the meaning set forth in Section 6(c)(ii).

“Junior Shares” means the Common Stock and any other class or series of shares of capital stock of the Corporation now existing or hereafter authorized other than Parity Shares.

“Liquidation Event” means the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

“Mandatory Redemption Date” means January 23, 2014.

“Majority Holders” means the Holder or Holders of a majority of the Series A Preferred Shares then outstanding.

“Majority Initial Holders” shall have the meaning set forth in Section 9(c)(i).

“Modified Second Lien Credit Agreement” means that certain Second Lien Credit and Guaranty Agreement, dated October 24, 2007 (as amended, modified or supplemented from time to time), by and among the Corporation and the other parties thereto.

“NASDAQ” means any national stock exchanges now or hereafter maintained by NASDAQ, including, without limitation, the NASDAQ Global Select Market, the NASDAQ Global Market and the NASDAQ Capital Market.

“New Preferred Stock” shall have the meaning set forth in Section 11(a).

“No-Proceeds Fundamental Change” means a Fundamental Change other than a Cash Fundamental Change or Stock Fundamental Change.

“OEP” means OEPX, LLC, a Delaware limited liability company.

“Offer Period” means the period beginning on the date of the receipt by Holders of a Repurchase Notice from the Corporation and ending on the later of (i) 30 days following receipt by Holders of such Repurchase Notice and (ii) if applicable, the date of the consummation, or announcement of cancellation, of the transaction identified in, or requiring delivery of, the Repurchase Notice.

“Optional Redemption” shall have the meaning set forth in Section 6(b)(i).

“Optional Redemption Date” means the date, which shall be set forth in the Optional Redemption Notice, on which all Series A Preferred Shares shall be redeemed by the Corporation pursuant to an Optional Redemption, which date, for the avoidance of doubt, shall not be less than 14 days nor more than 60 days after the Optional Redemption Notice Date.

“Optional Redemption Exercise Date” means the date that is 6 months after the Exchange Effective Date.

“Optional Redemption Notice Date” means the date on which notice is delivered to Holders in connection with an Optional Redemption.

“Optional Redemption Price” means, for each Series A Preferred Share, as of the Optional Redemption Date, the sum of (i) the Stated Amount multiplied by the Early Redemption Multiplier as of the Optional Redemption Date, (ii) all accrued and unpaid dividends, whether or not declared, as of the Optional Redemption Date and (iii) from and after the occurrence of, or upon, a Trigger Event, if any, the Participation Amount as of the Optional Redemption Date.

“Parity Shares” means any class or series of shares of capital stock of the Corporation hereafter authorized that, subject to Section 9(d) and 9(e), ranks equally with the Series A Preferred Shares in the payment of dividends or in the distribution of assets upon any Liquidation Event.

“Participating Dividend” shall have the meaning set forth in Section 4(c).

“Participating Dividend Payment Date” shall have the meaning set forth in Section 4(c).

“Participating Dividend Record Date” shall have the meaning set forth in Section 4(c).

“Participation Amount” means, as of any date from and after the occurrence of, or upon, a Trigger Event, if any, an amount equal to the number obtained by multiplying the Participation Amount Multiplier by the Trading Price as of such date; provided, that if the Corporation calculates the Trading Price based on the amounts payable pursuant to clause (iii)(A)(y) or (iii)(A)(z) of the definition of “Trading Price”, and as a result of subsequent events, a higher Trading Price would have been calculated by the Corporation pursuant to clause (iii)(A)(x) of the definition of “Trading Price” with respect to such Fundamental Change had such events existed at the time that the Trading Price had originally been determined, contemporaneously with the occurrence of such subsequent events, the Corporation shall pay to the Holders the difference between the Participation Amount previously paid (which amount was based on a calculation using clause (iii)(A)(y) or (iii)(A)(z) of the definition of “Trading Price”) and the Participation Amount that it would have paid had it calculated the “Trading Price” pursuant to clause (iii)(A)(x) of the definition of Trading Price (assuming that such subsequent events had occurred at such earlier time).

“Participation Amount Multiplier” means, on any date of determination, 7,500,000 (as may be adjusted in accordance with Section 10), divided by, the sum of (x) the total number of Series A Preferred Shares outstanding on such date and (y) the number of Series A Preferred Shares repurchased by the Corporation in accordance with this Certificate at any time prior to such date (plus the number of Series A Preferred Shares that would have been issued as dividends paid “in kind” with respect to the Series A Preferred Shares repurchased had such Series A Preferred Shares remained outstanding). Any such adjustment to the Participation Amount Multiplier shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

“Payment Date” shall have the meaning set forth in Section 8(b).

“Permitted Holders” means, collectively, OEP, Sagard, Tinicum and their respective Control Investment Affiliates.

“Person” means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, joint ventures or other similar arrangements (whether in corporate, partnership or other legal form), associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government.

“Quarterly Dividend” shall have the meaning set forth in Section 4(a)(i).

“Quarterly Dividend Payment Date” shall have the meaning set forth in Section 4(a)(i).

“Quarterly Dividend Period” shall have the meaning set forth in Section 4(a)(i).

“Quarterly Dividend Record Date” shall have the meaning set forth in Section 4(a)(i).

“Redemption Amount” shall have the meaning set forth in Section 6(c)(i).

“Redemption Date” shall have the meaning set forth in Section 6(c)(i).

“Redemption Notice” shall have the meaning set forth in Section 6(c)(i).

“Repurchase Date” shall have the meaning set forth in Section 7(d).

“Repurchase Notice” shall have the meaning set forth in Section 7(d).

“Repurchase Offer” shall have the meaning set forth in Section 7(a).

“Restated Articles of Incorporation” means the Corporation’s Restated Articles of Incorporation, as amended.

“Sagard” means Sagard Capital Partners, L.P., a Delaware limited partnership.

“SEC” means the United States Securities and Exchange Commission.

“Securities” means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

“Series A Preferred Liquidation Amount” shall have the meaning set forth in Section 5(a).

“Series A Preferred Share” shall have the meaning set forth in Section 1.

“Series A Preferred Stock” shall have the meaning set forth in Section 1.

“Shareholder Approval” means the approval of the Shareholder Proposal by a majority of the votes cast by holders of the Common Stock entitled to vote at the Shareholder Meeting.

“Shareholder Meeting” means the special meeting of the holders of Common Stock of the Corporation called for the purpose of approving the Shareholder Proposal, and any adjournments or postponements thereof.

“Shareholder Proposal” means the Corporation’s proposal to the Corporation’s shareholders to approve the issuance of shares of Common Stock upon exercise of the Warrants in accordance with the Exchange Agreement.

“Significant Event of Default” means (i) any Event of Default (as defined in the Existing Second Lien Credit Agreement) or any Event of Default (as defined in the Modified Second Lien Credit Agreement), in each case, pursuant to Sections 8.1(a), 8.1(c), 8.1(f), 8.1(g) or 8.1(m) under the Existing Second Lien Credit Agreement or the Modified Second Lien Credit Agreement (as applicable) or (ii) the occurrence of any fact, circumstance or event which, after giving effect to all applicable grace and cure periods, would have constituted an Event of Default (as defined in the Existing Second Lien Credit Agreement) or an Event of Default (as defined in the Modified Second Lien Credit Agreement), in each case, pursuant to Sections 8.1(a), 8.1(c), 8.1(f), 8.1(g) or 8.1(m) under the Existing Second Lien Credit Agreement or the Modified Second Lien Credit Agreement (as applicable) but for a modification, amendment or waiver thereof after the Exchange Effective Date, unless such modification, amendment or waiver is consented to by the Majority Holders.

“Special Voting Right” shall have the meaning set forth in Section 9(b)(i).

“Stated Amount” means the stated amount of One Thousand Dollars ($1,000) per Series A Preferred Share.

“Stock Fundamental Change” means a Fundamental Change in which, as a result of or in connection therewith, all holders of the Common Stock are entitled to exchange their Common Stock for all-stock proceeds or a combination of stock and cash proceeds.

“Subsidiary” means, with respect to a specified Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; provided, in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interest in the nature of a “qualifying share” of the former Person shall be deemed to be outstanding.

“Tinicum” means Tinicum Capital Partners II, L.P., a Delaware limited partnership, Tinicum Capital Partners II Parallel Fund, L.P., a Delaware limited partnership, and Tinicum Capital Partners II Executive Fund L.L.C., a Delaware limited liability company.

“Trading Day” means a day on which the shares of Common Stock (i) are not suspended from trading on NASDAQ or any other national securities exchange that is the primary market for the trading of the Common Stock at the close of business and (ii) have traded at least once on NASDAQ or such other national securities exchange.

“Trading Price” means:

(i) with respect to any determinations to be made hereunder in connection with the Series A Preferred Liquidation Amount upon the occurrence of any Liquidation Event pursuant to Section 5(a), the VWAP for the 20 consecutive Trading Days immediately prior to the date of such Liquidation Event.

(ii) with respect to any determinations to be made hereunder in connection with redemption of Series A Preferred Shares upon the Mandatory Redemption Date pursuant to Section 6(a), the VWAP for the 20 consecutive Trading Days immediately prior to the Mandatory Redemption Date;

(iii) with respect to any determinations to be made hereunder in connection with the redemption or repurchase of Series A Preferred Shares upon the occurrence of a Fundamental Change pursuant to Section 6 or Section 7, as the case may be, in the case of (A) a Cash Fundamental Change or a Stock Fundamental Change, the highest of (x) the Fair Market Value of the aggregate consideration paid to the holders of Common Stock on account of a share of Common Stock in connection with such Cash Fundamental Change or Stock Fundamental Change, as the case may be, (y) the VWAP for the 20 consecutive Trading Days which are immediately prior to the announcement of a transaction or execution of an agreement that could result in such Cash Fundamental Change or Stock Fundamental Change, as the case may be, and (z) the VWAP for the 20 consecutive Trading Days which are immediately prior to the date of payment and which, if applicable, follow the date of announcement of a transaction or execution of an agreement that could result in such Cash Fundamental Change or Stock Fundamental Change, as the case may be (provided, that in the case of this clause (z), if the number of consecutive Trading Days from and after the announcement of a transaction or execution of an agreement that could result in a Cash Fundamental Change or Stock Fundamental Change, as the case may be, up to but not including the date of such Cash Fundamental Change or Stock Fundamental Change, as the case may be, is less than 20, then the VWAP for such lesser number of consecutive Trading Days shall be used instead) and (B) a No-Proceeds Fundamental Change, the VWAP for 20 consecutive Trading Days immediately prior to the No-Proceeds Fundamental Change and which, if applicable, follow the date of announcement of a transaction or execution of an agreement that could result in such No-Proceeds Fundamental Change (provided, that if the number of consecutive Trading Days from and after the announcement of a transaction or execution of an agreement that could result in such No-Proceeds Fundamental Change by the Corporation up to but not including the date of such No-Proceeds Fundamental Change is less than 20, then the VWAP for such lesser number of consecutive Trading Days shall be used instead); and

(iv) with respect to any determinations to be made hereunder in connection with the redemption of Series A Preferred Shares upon the occurrence of an Optional Redemption Date pursuant to Section 6(b), the VWAP for the 20 consecutive Trading Days immediately prior to the Optional Redemption Notice Date.

“Trigger Event” means (a) the failure of the Corporation to obtain the Shareholder Approval at the Shareholder Meeting or (b) at any time prior to the Shareholder Meeting, the occurrence of a Liquidation Event or any event requiring the Corporation to redeem, repurchase, or offer to repurchase any Series A Preferred Shares.

“VWAP” means, for any period, the per share volume-weighted average price of Common Stock for each Trading Day in such period as displayed under the heading “Bloomberg VWAP” on Bloomberg page “XRIT <equity> AQR” (or any successor thereto) in respect of the period from the scheduled open of trading on the first Trading Day in such period until the scheduled close of trading on the last Trading Day in such period (or if such volume-weighted average price is unavailable, the market price of one share of the Common Stock for such period determined, using a volume weighted average method, by an Independent Financial Expert).

“Warrants” means common stock purchase warrants granted as of the Exchange Effective Date to the Initial Holders, representing the right, conditioned upon the receipt of Shareholder Approval, for the holders thereof to acquire an aggregate of 7,500,000 shares of Common Stock (subject to adjustment as set forth in the Warrants) upon the exercise of such Warrants, in accordance with the terms thereof.

Section 4. Dividends.

(a) Quarterly Dividends. (i) From and after the date of issuance of any Series A Preferred Shares, Holders shall be entitled to receive, if, as and when declared by the Board of Directors or any duly authorized committee thereof, and the Board of Directors shall declare cumulative dividends on the sum of the Stated Amount and all accrued and unpaid dividends for all prior Quarterly Dividend Periods, computed in the manner set forth in Section 4(a)(ii) below, payable quarterly in arrears (the “Quarterly Dividends”) on March 31, June 30, September 30 and December 31 of each year, beginning September 30, 2009; provided, however, if any such day is not a Business Day, then payment of any Quarterly Dividend otherwise payable on that date will be made on the next succeeding day that is a Business Day, unless that day falls in the next calendar year, in which case payment of such Quarterly Dividend will occur on the immediately preceding Business Day (each such day on which Quarterly Dividends are payable, after giving effect to this proviso if applicable, a “Quarterly Dividend Payment Date”). The Corporation shall take all actions required or permitted under law to permit the payment of the Quarterly Dividends and shall declare and pay such Quarterly Dividends as provided in this Section 4(a). The period from and including the date of issuance of the Series A Preferred Shares or any Quarterly Dividend Payment Date to, but excluding, the next Quarterly Dividend Payment Date is a “Quarterly Dividend Period”. It is understood that the number of days on which Quarterly Dividends may accrue in any Quarterly Dividend Period may increase or decrease pursuant to the proviso in the third preceding sentence, but no interest or other payment shall be due in respect of any payment date deferral pursuant to such proviso. The record date for payment of Quarterly Dividends on the Series A Preferred Shares will be March 15, June 15, September 15 and December 15, respectively, preceding the applicable Quarterly Dividend Payment Date (a “Quarterly Dividend Record Date”). The amount of Quarterly Dividends payable will be computed on the basis of a 360-day year of twelve 30-day months.

(ii) Quarterly Dividends with respect to each Series A Preferred Share shall be cumulative and shall accrue (whether or not declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment thereof), at 14.375% per annum, compounded on each Quarterly Dividend Payment Date, on the sum of the Stated Amount plus all accrued and unpaid dividends for all prior Quarterly Dividend Periods for each Series A Preferred Share from its date of issuance until such time as it is either redeemed or repurchased, as the case may be, pursuant to Section 6 or Section 7, or upon a payment of the Series A Preferred Liquidation Amount by the Corporation to the Holders of Series A Preferred Shares upon the occurrence of a Liquidation Event pursuant to Section 5. The amount of the Quarterly Dividend accrued on each Series A Preferred Share as of any Quarterly Dividend Payment Date will be the amount of any unpaid dividends accrued thereon from and including the immediately preceding Quarterly Dividend Payment Date (or the initial issue date in the case of the initial Quarterly Dividend Period) to but excluding such Quarterly Dividend Payment Date (computed on the basis of a 360-day year of twelve 30-day months). The date on which the Corporation initially issues a Series A Preferred Share shall be deemed to be its “date of issuance” regardless of the number of times transfer of such Series A Preferred Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Share.

(b) Additional Dividends. Subject to the second succeeding sentence, unless waived in writing by the Majority Holders, from and after the occurrence of an Event of Default, for so long as such Event of Default is continuing, Holders shall be entitled to receive, in addition to the Quarterly Dividends and Participating Dividends, if any, if, as and when declared by the Board of Directors or any duly authorized committee thereof, and the Board of Directors shall declare, cumulative dividends on the Stated Amount and all accrued and unpaid dividends, computed in the manner set forth in this Section 4(b) (the “Additional Dividends”), payable quarterly in arrears upon the same record and payment dates as the Quarterly Dividends as set forth in Section 4(a)(i). Additional Dividends shall be cumulative and shall accrue (whether or not declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment thereof), at 2.0% per annum, compounded on each Quarterly Dividend Payment Date on the sum of the Stated Amount, plus all accrued and unpaid dividends for all prior Quarterly Dividend Periods for each Series A Preferred Share. Unless waived in writing by the Majority Holders, the Additional Dividends will accrue (whether or not declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment thereof), (x) with respect to a Significant Event of Default, from the date of occurrence of such Significant Event of Default, and (y) with respect to all other Events of Default, from the date of delivery of a Notice of Default to the Holders by the Corporation or a notice of such other Event of Default from the Majority Holders to the Corporation (each such date, the “Additional Dividend Accrual Date”), in each case, until such time as such Significant Event of Default or other Event of Default, as the case may be, is no longer continuing. The amount of the Additional Dividend accrued on each Series A Preferred Share as of any Quarterly Dividend Payment Date will be the amount of any unpaid dividends accrued thereon pursuant to this Section 4(b) from and including the immediately preceding Quarterly Dividend Payment Date (or, from and after the Additional Dividend Accrual Date if such event occurred during the Quarterly Dividend Period and ending on the earlier of the date on which such Significant Event of Default or other Event of Default is no longer continuing and such Quarterly Dividend Payment Date) to but excluding the date of such Quarterly Dividend Payment Date (computed on the basis of a 360-day year of twelve 30-day months). Notwithstanding anything in this Section 4(b) to the contrary, any Additional Dividends that have accrued pursuant to this Section 4(b) shall be due and payable on the immediately succeeding Quarterly Dividend Payment Date (or upon any intervening Redemption Date or Repurchase Date, or upon a Liquidation Event, if any), regardless of whether such Event of Default is then continuing.

(c) Participating Dividends. From and after the occurrence of, or upon, a Trigger Event, if any, Holders shall be entitled to receive, in addition to the Quarterly Dividends and Additional Dividends, if any, if, as and when declared by the Board of Directors or any duly authorized committee thereof, participating dividends (if any) paid on outstanding shares of Common Stock equal, for each Series A Preferred Share, to the amount of such dividends as would be paid in connection with such dividend or other distribution on account of a number of shares of Common Stock equal to the Participation Amount Multiplier (“Participating Dividends”). Each Participating Dividend shall be paid on the day that the corresponding dividend on the outstanding shares of Common Stock is paid (the “Participating Dividend Payment Date”). The record date for payment of the Participating Dividends on the Series A Preferred Shares will be the record date for the payment of the corresponding dividend on the outstanding shares of Common Stock as fixed by the Board of Directors or any duly authorized committee thereof (or if no record date is set, as of the date on which such dividend or other distribution is declared) (the “Participating Dividend Record Date”). If Series A Preferred Shares remain outstanding following a No-Proceeds Fundamental Change or a Stock Fundamental Change, the right to receive Participating Dividends shall survive any such event and such right shall be appropriately adjusted to reflect participation in dividends or distributions on any equity securities into which the Common Stock had been converted as a result of such event.

(d) Payment of Dividends. (i) Dividends shall be declared and paid at the Corporation’s election either (x) in cash or (y) “in kind” in lieu of cash by issuing additional Series A Preferred Shares on the applicable Dividend Payment Date. For the avoidance of doubt, for purposes of calculating when dividends accrue with respect to such shares pursuant to Section 4(a), Series A Preferred Shares issued as a dividend “in kind” on Series A Preferred Shares are deemed issued on the Dividend Payment Date in respect of which such Series A Preferred Shares were issued as a dividend. Payments of dividends “in kind” shall be made in additional Series A Preferred Shares at the rate of 0.001 of a share of Series A Preferred Stock for each $1.00 of such dividend. All dividends paid in respect of Series A Preferred Shares shall be paid pro rata to the Holders entitled thereto. The Corporation shall not pay any dividend or make any other distribution on any Series A Preferred Share unless it declares a pro rata dividend or makes a pro rata distribution on all then outstanding Series A Preferred Shares.

(ii) Fractional shares of Series A Preferred Stock issued in payment of any dividend “in kind” on the Series A Preferred Shares shall be rounded to the nearest 0.00001 of a share, except to the extent otherwise required by applicable law. All Series A Preferred Shares that are issued as a dividend “in kind” in respect of the Series A Preferred Shares will, upon issuance, be duly authorized, validly issued, fully paid, nonassessable and free of all liens and charges, and not subject to any preemptive rights. Payment of a dividend in Series A Preferred Shares to a Holder shall be made by delivering a certificate or certificates evidencing such shares, which shall be dated as of the applicable Dividend Payment Date, to such Holder as soon as practicable after the applicable Dividend Payment Date at such Holder’s address as it appears in the books and records of the Corporation at the close of business on the Dividend Record Date for such Dividend Payment Date.

(e) Limitations on Dividends and other Distributions. The Corporation shall not set a record date with respect to, declare, pay or set aside any dividends or other distributions on Parity Shares or Junior Shares unless (in addition to the obtaining of any consents required elsewhere in these Restated Articles of Incorporation) full accrued Quarterly Dividends, Additional Dividends (if any) and Participating Dividends (if any) on all issued and outstanding Series A Preferred Shares have been declared and paid.

(f) Reservation of Series A Preferred Shares. The Corporation shall at all times take all such actions as may be necessary to ensure that the Corporation has a sufficient number of authorized shares of Series A Preferred Stock available from time to time to issue additional Series A Preferred Shares as a dividend “in kind” on the then outstanding Series A Preferred Shares for each Dividend Payment Date preceding the Mandatory Redemption Date.

Section 5. Liquidation.

(a) Payments to Holders of Series A Preferred Stock. Upon the occurrence of any Liquidation Event, each Holder shall be entitled to receive, out of the assets of the Corporation available for distribution to its shareholders and before any distribution or payment is made or set aside for the holders of any Junior Shares, with respect to each Series A Preferred Share, an amount in cash equal to the sum of (i) the Stated Amount, (ii) all accrued and unpaid dividends, whether or not declared, as of the date of the Liquidation Event, and (iii) from and after the occurrence of, or upon, a Trigger Event, if any, the Participation Amount as of the date of the Liquidation Event (for each Series A Preferred Share, the sum of clauses (i) through (iii), the “Series A Preferred Liquidation Amount”). For the avoidance of doubt, upon the occurrence of a Liquidation Event, after a Holder of Series A Preferred Stock has received the Series A Preferred Liquidation Amount with respect to each Series A Preferred Share held by such Holder, no other amounts shall be payable to such Holder solely on account of its ownership of the Series A Preferred Shares.

(b) Partial Payment. In the event the assets of the Corporation available for distribution to shareholders upon any Liquidation Event shall be insufficient to pay in full the Series A Preferred Liquidation Amount (and the corresponding amounts payable on Parity Shares, if any), Holders (and the holders of such Parity Shares, if any) shall share ratably in any distribution of assets of the Corporation in proportion to the full respective liquidating distributions to which they would otherwise be respectively entitled.

(c) Distribution of Remaining Assets. Upon the occurrence of any Liquidation Event, if the aggregate Series A Preferred Liquidation Amount and aggregate liquidation distributions to which all holders of any Parity Shares are entitled have been paid, the holders of Junior Shares shall be entitled to receive the remaining assets, if any, of the Corporation available according to their respective rights and preferences and, in the case of distributions to holders of the Common Stock, pro rata based on the number of shares of Common Stock held by each such shareholder.

(d) Consolidation, Merger and Sale of Assets Not Liquidation. For purposes of this Section 5, the Corporation’s consolidation or merger with or into any other entity, the consolidation or merger of any other entity with or into the Corporation, or the sale of all or substantially all of the Corporation’s property or business shall not be deemed a Liquidation Event. For the avoidance of doubt, this Section 5(d) shall not restrict any Holders’ rights, or the Corporation’s obligations, under Section 6 or Section 7, as the case may be, upon a Fundamental Change.

Section 6. Redemptions.

(a) Mandatory Redemption. (i) On the Mandatory Redemption Date, the Corporation shall redeem all but not less than all of the outstanding Series A Preferred Shares and pay to the Holders thereof for each Series A Preferred Share an amount in cash equal to the Series A Preferred Liquidation Amount. The Corporation shall pay the redemption amounts provided for in this Section 6(a) to the Holders in cash on the Mandatory Redemption Date; provided, that, from and after the occurrence of, or upon, a Trigger Event, if any, so long as (x) the Common Stock will, immediately following the Mandatory Redemption Date, continue to be traded on NASDAQ or other national securities exchange on which the Common Stock is traded immediately prior to the Mandatory Redemption Date and (y) the Trading Price of the Common Stock on the Mandatory Redemption Date is higher than the last Closing Price of the Common Stock on NASDAQ (or other national securities exchange) immediately prior to the Exchange Effective Date, the Corporation may, at its election (to be made in whole and not in part with respect to each such Holder) pay the portion of the Series A Preferred Liquidation Amount arising under clause (iii) of Section 5(a) by issuing to such Holder, in lieu of a cash payment and in respect of any Series A Preferred Shares, the number of Freely Tradable shares of Common Stock obtained by dividing the portion of the Series A Preferred Liquidation Amount attributable to the Participation Amount by the Trading Price (it being understood that such Trading Price is the same Trading Price as that used to determine the Participation Amount).

(ii) If the Corporation does not pay the Series A Preferred Liquidation Amount to any Holder on the Mandatory Redemption Date, from the Mandatory Redemption Date until the Payment Date, the Corporation may not, at any time, (A) declare or pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, or pay or make available monies for a sinking fund for the redemption of, any Junior Shares (subject to the exceptions set forth in Section 9(d)(iii)), or (B) redeem, purchase or acquire, or make a liquidation payment with respect to, or pay or make available monies for a sinking fund for the redemption of, any Parity Shares.

(b) Optional Redemption by the Corporation. (i) Subject to Section 6(c)(i), the Corporation shall have the right at any time from and after the Optional Redemption Exercise Date to redeem all but not less than all of the outstanding Series A Preferred Shares at a price per share equal to the Optional Redemption Price (an “Optional Redemption”); provided, that, the foregoing right to redeem the Series A Preferred Shares will be suspended during the period from the announcement of a Fundamental Change until the later of (x) the occurrence, or announcement of cancellation, of such Fundamental Change and (y) the expiration of the Offer Period with respect to such Fundamental Change resulting in the suspension of the Corporation’s right to redeem the Series A Preferred Shares. For the avoidance of doubt, upon the occurrence of an Optional Redemption, after a Holder of Series A Preferred Stock has received the Optional Redemption Price with respect to each Series A Preferred Share held by such Holder, no other amounts shall be payable to such Holder of the Series A Preferred Shares which have been redeemed solely on account of its ownership of the Series A Preferred Shares.

(ii) On the Optional Redemption Date, if any, the Corporation shall redeem all but not less than all of the outstanding Series A Preferred Shares and pay to the Holders thereof for each Series A Preferred Share an amount in cash equal to the Optional Redemption Price. The Corporation shall pay such Optional Redemption Price to the Holders in cash on the Optional Redemption Date; provided, that, from and after the occurrence of, or upon, a Trigger Event, if any, so long as (a) the Common Stock will, immediately following the Optional Redemption Date, continue to be traded on NASDAQ or other national securities exchange on which the Common Stock is traded immediately prior to the Optional Redemption Date and (b) the Trading Price of the Common Stock on the Optional

Redemption Date is higher than the last Closing Price of the Common Stock on NASDAQ (or other national securities exchange) immediately prior to the Exchange Effective Date, the Corporation may, at its election (to be made in whole and not in part with respect to each such Holder) pay the portion of the Optional Redemption Price arising under clause (iii) of the definition thereof by issuing to such Holder, in lieu of a cash payment and in respect of any Series A Preferred Shares, the number of Freely Tradable shares of Common Stock obtained by dividing the portion of the Optional Redemption Price attributable to the Participation Amount by the Trading Price (it being understood that such Trading Price is the same Trading Price as that used to determine the Participation Amount). Notwithstanding anything herein to the contrary, for purposes of an Optional Redemption, “Freely Tradable” shares must also be immediately tradable under the Corporation’s then applicable insider trading policy.

(c) Mechanics of Redemption. (i) The Corporation shall deliver a notice of redemption (a “Redemption Notice”) not less than 14 days nor more than 60 days prior to any (x) Mandatory Redemption Date or Optional Redemption Date, (y) date of Cash Fundamental Change pursuant to Section 7(a)(iii) or (z) date of Stock Fundamental Change (in which the Corporation has elected to redeem all, but not less than all, remaining Series A Preferred Shares in accordance with Section 7(a)(ii)(y); provided, that in the case of this clause (z), the minimum and maximum notice periods required shall be the same as those required in connection with delivery of a Repurchase Notice pursuant to Section 7(d)) (each a “Redemption Date”), addressed to the Holders of record as they appear in the books and records of the Corporation as of the date of such Redemption Notice. Any Optional Redemption Date shall occur after the Optional Redemption Exercise Date and, (A), if the Corporation fails to obtain the Shareholder Approval at the Shareholder Meeting, no fewer than five Business Days prior to the end of the applicable window trading period and (B) if the Corporation obtains the Shareholder Approval at the Shareholder Meeting, either (i) no fewer than five Business Days prior to the end of the applicable window trading period or (ii) within three Business Days of a refinancing of indebtedness under the First Lien Credit Agreement or Modified Second Lien Credit Agreement. Each Redemption Notice shall state the following: (A) (I) in the case of a Mandatory Redemption, the Mandatory Redemption Date; (II) in the case of an Optional Redemption, the expected Optional Redemption Date, which may be subject to completion of a financing or other transaction; and (III) in all other cases, the expected Redemption Date; (B) the Series A Liquidation Amount, Optional Redemption Price or Fundamental Change Price, as the case may be (each, as applicable, a “Redemption Amount”), as of the scheduled Redemption Date (it being understood that the actual Redemption Amount will be calculated as of the Redemption Date); (C) the name of the redemption agent to whom, and the address of the place to where, the Series A Preferred Shares are to be surrendered for payment of the Redemption Amount; and (D) the Corporation’s election as to the form of payment of the Participation Amount, if applicable.

(ii) Unless waived in writing by the Majority Holders, on or prior to the Mandatory Redemption Date, Optional Redemption Date or upon the occurrence of a Cash Fundamental Change or Stock Fundamental Change (in which the Corporation has elected to redeem all, but not less than all, remaining Series A Preferred Shares in accordance with Section 7(a)(ii)(y)), as applicable, the Corporation shall deposit with a redemption agent in trust, upon delivery of the Corporation’s Redemption Notice, funds consisting of cash or cash equivalents sufficient to pay the applicable Redemption Amount on the Redemption Date. The redemption agent must be a bank or trust company in good standing, organized under the laws of the United States of America or any jurisdiction thereof. The deposit in trust with the redemption agent shall be irrevocable as of the Redemption Date (such date, the “Irrevocable Date”), except that the Corporation shall be entitled to receive from the redemption agent (A) the applicable Redemption Amount with respect to Series A Preferred Shares that are no longer to be redeemed for any reason and (B) the interest or other earnings, if any, earned on any such deposit. The Holders of the shares redeemed shall have no claim to such interest or other earnings, and any funds so deposited with the redemption agent and unclaimed by the Holders of the Series A Preferred Shares entitled thereto at the expiration of one year from the Redemption Date as the case may be, shall be repaid, together with any interest or other earnings thereon, to the Corporation, and after any such repayment, the Holders of the Series A Preferred Shares entitled to the funds so returned to the Corporation shall look only to the Corporation for such payment, without interest. Notwithstanding the deposit of such funds, the Corporation shall remain liable for the payment of the applicable Redemption Amount to the extent such Redemption Amount is not paid as provided herein.

(iii) The redemption agent on behalf of the Corporation shall pay the Holders their applicable Redemption Amount on the Redemption Date upon surrender of the certificates representing the Series A Preferred Shares to be redeemed (properly endorsed or assigned for transfer, if the Corporation shall so require and letters of transmittal and instructions therefor on reasonable terms are included in the Redemption Notice); provided, that if such certificates are lost, stolen or destroyed, the Corporation may require such Holder to indemnify the Corporation, in a reasonable amount and in a reasonable manner, prior to paying such Redemption Amount.

Section 7. Fundamental Change.

(a) Upon the occurrence of a Fundamental Change, the Corporation (or its successor) shall take the following actions, as the case may be:

(i) if such Fundamental Change is a No-Proceeds Fundamental Change, the Corporation shall make an offer to repurchase, at the option and election of the Holder thereof, any and all of the outstanding Series A Preferred Shares at a price per share equal to the Fundamental Change Price;

(ii) if such Fundamental Change is a Stock Fundamental Change, (x) the Corporation shall make an offer to repurchase, at the option and election of the Holder thereof, any and all of the outstanding Series A Preferred Shares at a price per share equal to the Fundamental Change Price and (y) the Corporation shall have the right to redeem all, but not less than all, remaining Series A Preferred Shares at a per share price equal to the Fundamental Change Price, contemporaneously with the consummation of such Fundamental Change (the mechanics of such redemption contemplated in this clause (y), which shall not be deemed an “Optional Redemption,” shall be as set forth in Section 6(c), except with regards to the Fundamental Change Price and the minimum and maximum notice periods that would be required (which, for the avoidance of doubt, shall be the same as those required in connection with delivery of a Repurchase Notice pursuant to Section 7(d)); and

(iii) if such Fundamental Change is a Cash Fundamental Change, the Corporation shall redeem all but not less than all of the outstanding Series A Preferred Shares at a price per share equal to the Fundamental Change Price (for the avoidance of doubt, the mechanics of a redemption pursuant to this clause (iii), other than with regards to the Fundamental Change Price, shall be as set forth in Section 6(c)).

The term “Repurchase Offer” means any offers to repurchase Series A Preferred Shares made by the Corporation pursuant to Section 7(a)(i) or 7(a)(ii)(x).

(b) The “Fundamental Change Price” for each Series A Preferred Share, as of any date, shall be calculated as the sum of (i) the Stated Amount multiplied by the Early Redemption Multiplier as of such date, (ii) all accrued and unpaid dividends, whether or not declared, as of the date of the Fundamental Change and (iii) from and after the occurrence of, or upon, a Trigger Event, if any, the Participation Amount as of the date of the Fundamental Change. For the avoidance of doubt, upon the occurrence of a Fundamental Change, after a Holder of Series A Preferred Shares has received the Fundamental Change Price with respect to each Series A Preferred Share held by such Holder, no other amounts shall be payable to such Holder which have been redeemed or repurchased solely on account of its ownership of the Series A Preferred Shares.

(c) The Corporation shall pay the Fundamental Change Price to the Holders in cash; provided, that, from and after the occurrence of, or upon, a Trigger Event, if any, so long as (i) the Common Stock will, immediately following such Fundamental Change, continue to be traded on NASDAQ or other national securities exchange on which the Common Stock is traded immediately prior to such Fundamental Change and (ii) the Trading Price of the Common Stock upon the occurrence of the Fundamental Change is higher than the last Closing Price of the Common Stock on NASDAQ (or other national securities exchange) immediately prior to the Exchange Effective Date, the Corporation may, at its election (to be made in whole and not in part with respect to each such Holder) pay the portion of the Fundamental Change Price arising under clause (iii) of the definition thereof by issuing to such Holder, in lieu of a cash payment and in respect of any Series A Preferred Shares, the number of Freely Tradable shares of Common Stock obtained by dividing the portion of the Fundamental Change Price attributable to the Participation Amount by the Trading Price (it being understood that such Trading Price is the same Trading Price as that used to determine the Participation Amount).

(d) Mechanics of Repurchase. (i) As soon as practicable (but in any event, within five (5) Business Days) after the announcement of a transaction or execution of an agreement that could result in, a No-Proceeds Fundamental Change or Stock Fundamental Change, as the case may be, the Corporation shall commence the Repurchase Offer by delivering a notice (the “Repurchase Notice”), addressed to the Holders of record of the Series A Preferred Stock as they appear in the books and records of the Corporation as of the date that such Repurchase Notice is first sent to the Holders. For the avoidance of doubt, in the circumstances arising under Section 7(a)(ii)(y), the Corporation may elect to send to Holders a joint Redemption Notice and Repurchase Notice. The “Repurchase Date” shall be (x) in the case of a Stock Fundamental Change, the date on which such Stock Fundamental Change occurs, but in any event, prior to or simultaneously with any corresponding payments, if any, made with respect to Common Stock and (y) in the case of a No-Proceeds Fundamental Change, a date no later than 37 days following the date of such No-Proceeds Fundamental Change having occurred (including, for these purposes, the filing of a Schedule 13D pursuant to the Exchange Act), provided, that in any event, the Repurchase Date shall occur following the expiration of the applicable Offer Period.

(ii) Each Repurchase Notice shall be in writing and must state: (A) that the Fundamental Change Offer may be accepted (subject to the occurrence of the Fundamental Change) by delivery of a written notice specifying the number of Series A Preferred Shares to be repurchased prior to the expiration of the Offer Period (including a description of such Offer Period); (B) the expected Fundamental Change Price as of the expected Repurchase Date (it being understood that the actual Fundamental Change Price will be calculated as of the actual Repurchase Date); (C) the name of the paying agent to whom, and the address of the place to where, the Series A Preferred Shares are to be surrendered for payment of the Fundamental Change Price; (D) that any Series A Preferred Shares not tendered for payment shall continue to be outstanding and holders thereof shall remain entitled to, among other things, the payment of dividends thereon (except if repurchased at the Corporation’s election as set forth in Section 7(a)(ii)); (E) that any dividends otherwise scheduled to accrue on the Series A Preferred Shares to be redeemed will cease to accrue upon payment of the Fundamental Change Price; and (F) the circumstances and material facts regarding such Fundamental Change, including the actual or expected date of the Fundamental Change and, to the extent known, the Repurchase Date.

(iii) The Corporation shall be obligated to repurchase, on the Repurchase Date, the aggregate number of Series A Preferred Shares so requested in writing by Holders thereof prior to the expiration of the Offer Period at a price per share equal to the Fundamental Change Price. In the event fewer than all the Series A Preferred Shares represented by any certificate are to be repurchased, the Corporation shall promptly issue to the applicable Holder a new certificate representing the unrepurchased Series A Preferred Shares without cost to the Holder.

(e) Notwithstanding this Section 7, the Fundamental Change Offer shall be subject to, and be made in compliance with, all applicable federal and state securities laws, including any applicable time periods. The Corporation shall notify the Holders of the results of the Repurchase Offers on or as soon as practicable after the Repurchase Date.

Section 8. Provisions Applicable to Redemptions and Repurchases Generally. The following provisions apply with respect to certain redemptions and repurchases of Series A Preferred Shares pursuant to Section 6 or Section 7, as applicable, as set forth below:

(a) without limiting any other rights and remedies in this Certificate (including, without limitation, Holders’ rights upon an Event of Noncompliance pursuant to Section 9(b)), if the funds of the Corporation legally available under applicable law for redemption or repurchase of Series A Preferred Shares on any Redemption Date or Repurchase Date, as the case may be, are insufficient to redeem or repurchase the total number of Series A Preferred Shares to be redeemed or repurchased on such date pursuant to Section 6 or Section 7, as applicable, (i) those funds which are legally available under applicable law shall be used to redeem or repurchase the maximum possible number of Series A Preferred Shares (including fractional shares) ratably among the Holders to be redeemed or repurchased based on the respective amounts which would otherwise be payable in respect of the Series A Preferred Shares to be redeemed or repurchased if the legally available funds under applicable law were sufficient to redeem all Series A Preferred Shares to be redeemed, (ii) the Corporation shall take all actions required or permitted under applicable law to permit the redemption or repurchase of the Series A Preferred Stock, including, without limitation, through the revaluation of its assets in accordance with applicable law, to make funds legally available under applicable law for such redemption and (iii) shall redeem the remaining Series A Preferred Shares, or portions thereof, to have been redeemed as soon as practicable after the Corporation has funds legally available under applicable law;

(b) no Series A Preferred Share shall accrue any dividends after the date that such Holder receives the Redemption Amount or Fundamental Change Price required pursuant to Section 6 or Section 7 (such date, the “Payment Date”), as applicable; and

(c) any Series A Preferred Shares which are redeemed or repurchased or otherwise acquired by the Corporation in accordance with Section 6 or Section 7 shall be cancelled and shall not be reissued, sold or transferred and, as of the Payment Date, all rights of the holders of Series A Preferred Shares redeemed or repurchased by the Corporation shall cease and such Series A Preferred Shares shall no longer be deemed to be outstanding for any purposes; and

(d) if a Trigger Event has occurred and if the Corporation has determined to pay the Participation Amount in connection with a redemption or repurchase of Series A Preferred Shares in accordance with Section 6 or Section 7, as the case may be, in shares of Freely Tradable Common Stock (in lieu of cash), the Corporation shall issue to each Holder one or more stock certificates representing such number of shares of Freely Tradable Common Stock to which such Holder is entitled, free of all liens and charges, and not subject to any preemptive rights.

Section 9. Voting Rights.

(a) General. Except as expressly provided in these Restated Articles of Incorporation (including Section 9(b), (c), (d) and (e)) and as otherwise required by applicable law, the Series A Preferred Stock shall not have any voting rights with respect to any matters presented to the shareholders of the Corporation for their action or consideration at any meeting of shareholders of the Corporation (or by written consent of shareholders in lieu of meeting).

(b) Special Voting Rights. (i) While any Event of Noncompliance is continuing, the Series A Preferred Shares shall have, and the Holders thereof shall be entitled to, a special right, voting separately as a single class (with each Series A Preferred Share being entitled to one vote) and to the exclusion of all other classes of the Corporation’s capital stock, to elect the Additional Directors, to remove any Additional Directors and to fill any vacancies in directorships to be filled by the Additional Directors (such rights the “Special Voting Right”). The Special Voting Right may be exercised (A) at a special meeting of the Holders called pursuant to Section 9(b)(ii), (B) at any annual or other special meeting of the Corporation’s shareholders or (C) to the extent and in the manner permitted by applicable law, pursuant to a written consent of the Holders in lieu of a shareholders meeting. The Special Voting Right shall continue until such time as there is no longer any Event of Noncompliance in existence, at which time such Special Voting Right shall terminate subject to revesting upon the occurrence and continuation of any subsequent Event of Noncompliance which gives rise to such Special Voting Right hereunder.

(ii) At any time when such Special Voting Right has vested in the Holders, a proper officer of the Corporation shall, upon the written request of Holders of at least 25% of the Series A Preferred Shares then outstanding, addressed to the secretary of the Corporation, call a special meeting of the Holders for the purpose of electing the Additional Directors pursuant to this Section 9(b). Such meeting shall be held at the earliest legally permissible date at the principal office of the Corporation, or at such other place designated by such requesting Holders. If such meeting has not been called by a proper officer of the Corporation within ten (10) days after written request to the secretary of the Corporation and/or scheduled to be held within twenty (20) days after such written request to the secretary of the Corporation at its principal office, then the Holders of at least 25% of the Series A Preferred Stock then outstanding may designate in writing one such Holder to call such meeting at the expense of the Corporation, and such meeting may be called by such Holder so designated upon at least five (5) Business Days notice to the Holders and shall be held at the Corporation’s principal office, or at such other place designated by such requesting Holders. Any Holder of Series A Preferred Stock so designated shall be given access to the stock record books of the Corporation for the purpose of causing a meeting of the Holders to be called pursuant to this Section 9(b)(ii).

(iii) At any meeting or at any adjournment thereof at which the Holders have the Special Voting Right, the presence, in person or by proxy, of the Majority Holders shall be required to constitute a quorum. At any such meeting where a quorum is present (or in connection with any written consent in lieu of a shareholders meeting), the vote of the Majority Holders shall be required to elect or remove any Additional Director and/or to select the number of applicable Additional Directors under the definition of Additional Directors. Notwithstanding any provision to the contrary, (A) for so long as Tinicum and its Affiliates collectively hold at least fifty percent (50%) of the Series A Preferred Shares issued to Tinicum on the Exchange Effective Date (plus the amount of any dividends paid “in kind” with respect thereto), Tinicum shall be entitled to designate one of the Additional Directors, and (B) in (but only in) the circumstances that the Majority Holders choose to appoint four or three Additional Directors in accordance with clause (i) or (ii) of the definition of Additional Directors, and for so long as Sagard and its Affiliates collectively hold at least fifty percent (50%) of the Series A Preferred Shares issued to Sagard on the Exchange Effective Date (plus the amount of any dividends paid “in kind” with respect thereto), Sagard shall be entitled to designate one of the Additional Directors.

(iv) Any Additional Director so elected by the Holders (A) shall continue to serve as a director until the expiration of the earlier of (x) the date on which there is no longer any Event of Noncompliance in existence or (y) the date on which the Additional Director’s successor has been duly elected and qualified in accordance with this Section 9(b) and (B) may not be removed other than by vote of the Majority Holders. Following the date on which no Event of Noncompliance is continuing, the number of directors constituting the Board of Directors shall decrease to such number as constituted the whole Board of Directors immediately prior to the occurrence of the Event or Events of Noncompliance giving rise to the Special Voting Right.

(v) While any Event of Noncompliance is continuing, each Holder shall also have any other rights which such Holder is entitled to under any contract or agreement at any time and any other rights which such holder may have pursuant to applicable law.

(c) Administrative Committee. (i) For so long as any Series A Preferred Shares remain outstanding and one or more of the Initial Holders collectively hold at least 25% of the Series A Preferred Shares issued on the Exchange Effective Date (plus the amount of any dividends paid “in kind” with respect thereto), the Board of Directors shall maintain an Administrative Committee comprised of up to five (5) members of the Board of

Directors (subject to Section 9(c)(ii)(B) below). The Administrative Committee shall (A) work actively with the Chief Executive Officer of the Corporation to provide strategic planning recommendations to the entire Board of Directors for review and consideration, (B) work actively with the Chief Executive Officer of the Corporation to provide annual budget recommendations to the entire Board of Directors for review and consideration and (C) be granted the authority to approve any change in executive management appointments. The Administrative Committee shall initially be composed of (x) the Chief Executive Officer of the Corporation, (y) up to three members (subject to Section 9(c)(ii)(B) below) designated by Initial Holders owning a majority of the Series A Preferred Shares (the “Majority Initial Holders”), determined as set forth below based on the then outstanding Series A Preferred Shares held by the Initial Holders as a percentage of the Series A Preferred Shares issued on the Exchange Effective Date (plus the amount of any dividends paid “in kind” with respect thereto) (subject to Section 9(c)(ii) and 9(c)(iii)), and (z) one additional member of the Board of Directors designated by the Board of Directors.

Aggregate Ownership Percentage of Initial Holders of Series A Preferred Stock Initially Issued in the Exchange Together With Series A Preferred Stock Issued As “In Kind” Dividends With Respect Thereto	Number of Members on Administrative Committee
At least 50%	Three
At least 25% but less than 50%	Two
Less than 25%	One

(ii) Members of the Administrative Committee described in clause (y) of Section 9(c)(i) above shall be designated by the Majority Initial Holders, subject to the following:

(A) for so long as (x) Sagard and its Affiliates collectively hold at least fifty percent (50%) of the Series A Preferred Shares issued to Sagard on the Exchange Effective Date (plus the amount of any dividends paid “in kind” with respect thereto), (y) Sagard has the right to designate a director to the Board of Directors pursuant to any agreement with the Corporation and (z) the Initial Holders collectively hold at least 25% of the aggregate number of Series A Preferred Shares issued by the Corporation on the Exchange Effective Date (plus the amount of any dividends paid “in kind” with respect thereto), then Sagard shall be entitled to designate one such member of the Administrative Committee; and

(B) for so long as (x) Tinicum and its Affiliates collectively hold at least fifty percent (50%) of the Series A Preferred Shares issued to Tinicum on the Exchange Effective Date (plus the amount of any dividends paid “in kind” with respect thereto) and (y) Tinicum has the right to designate a non-voting board observer pursuant to any agreement with the Corporation, then Tinicum shall have the right to designate one person to attend the meetings of the Administrative Committee as a non-voting observer; provided, that, notwithstanding any provision to the contrary, if Tinicum has the right to designate an Additional Director to the Board as set forth in Section 9(b)(iii), in lieu of being entitled to designate a non-voting observer to the Administrative Committee, Tinicum shall instead be entitled to designate one additional member to the Administrative Committee, and the size of the Administrative Committee shall automatically be increased by one member.

(iii) Notwithstanding any provision herein to the contrary, none of OEP, Sagard or Tinicum shall be permitted to designate a number of members to the Administrative Committee greater than the number of directors such Person may designate to the Board of Directors under any agreement with the Corporation.

(d) Majority Consent Rights. At any time when any Series A Preferred Shares are outstanding, the Corporation shall not do any of the following without (in addition to any other vote required by applicable law or these Restated Articles of Incorporation) the written consent or affirmative vote of the Majority Holders, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class:

(i) issue any Series A Preferred Shares other than the Series A Preferred Shares issued on the Exchange Effective Date (other than dividends paid “in kind” in accordance with this Certificate);

(ii) create (by reclassification or otherwise) or issue shares of any class or series of capital stock not in existence as of the Exchange Effective Date;

(iii) declare, pay or set aside any dividend on, or make any other distribution on, or repurchase or redeem (or permit any Subsidiary to repurchase or redeem), any shares of capital stock or equity securities of the Corporation other than (A) redemptions or repurchases of or dividends or distributions on the Series A Preferred Shares as expressly authorized herein, (B) redemptions, repurchases or acquisitions for value, of capital stock from, employees, officers, or directors of the Corporation or any Subsidiary in connection with or following a termination of such Person’s employment or service (whether by reason of death, disability, retirement or otherwise) so long as such redemptions, repurchases and acquisitions are approved by the Board of Directors, (C) upon the exercise of options and warrants through net share settlement under benefit plans or warrants existing on the Exchange Effective Date or subsequently approved by the Board of Directors or (D) to satisfy withholding tax obligations with respect to the vesting of restricted stock or restricted stock unit awards or upon the exercise of stock options;

(iv) create, directly or indirectly, any liabilities with respect to any Indebtedness, or permit any Subsidiary to do any of the foregoing except as permitted under the Existing Second Lien Credit Agreement; provided, that neither the Corporation nor any of its Subsidiaries shall be permitted to incur any of the following: (A) Indebtedness that is convertible or exchangeable into capital stock of the Corporation, (B) unsecured Indebtedness to the extent permitted pursuant to Section 6.1(n) of the Existing Second Lien Credit Agreement or (C) any extension, renewal or replacement (including by way of modification or amendment) of the First Lien Credit Agreement (as in effect in the Exchange Date, as amended or modified with the consent of the Majority Holders) or Existing Second Lien Credit Agreement or Modified Second Lien Credit Agreement unless such extension involves only an extension of the maturity date of the loans thereunder on such terms as exist at the Exchange Effective Date (and no other modification of the terms thereof) and expressly permits any intervening redemption pursuant to Section 6(a) and any repurchase or redemption upon a Fundamental Change of the Series A Preferred Shares pursuant to Section 6 or Section 7, as the case may be, and the corresponding cash payments in connection with such redemptions or repurchases, in which case no such consent shall be required; and

(v) increase the number of directors constituting the Board of Directors, other than in connection with an increase to permit the addition of the Additional Directors as expressly provided for herein.

(e) Special Consent Rights. At any time when any Series A Preferred Shares are outstanding, the Corporation shall not do any of the following without (in addition to any other vote required by applicable law or these Restated Articles of Incorporation) both (x) the written consent or affirmative vote of the Majority Holders, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class and (y) the affirmative vote of each of the Initial Holders if any, who together with their respective Affiliates, then still hold at least fifty percent (50%) of the Series A Preferred Shares issued to such Initial Holder on the Exchange Effective Date (plus the amount of any dividends paid “in kind” with respect thereto):

(i) alter or change any rights, preferences or privileges of the Series A Preferred Stock;

(ii) amend, alter or repeal any provision of these Restated Articles of Incorporation or Bylaws of the Corporation in a manner materially and disproportionately adverse to the Holders; or

(iii) increase or decrease the authorized number of Series A Preferred Shares.

Section 10. Anti-Dilution Adjustments.

(a) Changes in Common Stock. In the event that at any time and from time to time the Corporation shall (i) pay a dividend or make a distribution on the Common Stock in shares of Common Stock or other shares of capital stock, (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, (iv) increase or decrease the number of shares of Common Stock outstanding by reclassification of its Common Stock, then the Participation Amount Multiplier immediately after the happening of such event shall be proportionately adjusted as if the Participation Amount Multiplier was an outstanding amount of shares of Common Stock immediately prior to the happening of the events described above (or, in the case of a dividend or distribution of Common Stock, immediately prior to the record date therefor). An adjustment made pursuant to this Section 10 shall become effective immediately after the distribution date, retroactive to the record date therefore in the case of a dividend or distribution in shares of Common Stock or other shares of capital stock, and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(b) Issuance of Rights. In the event that at any time or from time to time the Corporation shall issue to all holders of Common Stock rights to acquire Common Stock entitling the holders thereof to subscribe for or purchase shares of Common Stock at a price per share that is less than the Fair Market Value per share of Common Stock in effect immediately prior to such issuance, the Participation Amount Multiplier immediately after such issuance shall be determined by multiplying the Participation Amount Multiplier immediately prior to such issuance by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights plus the number of additional shares of Common Stock with respect to which such rights for subscription or purchase have been exercised, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights plus the total number of shares of Common Stock which the aggregate consideration expected to be received by the Corporation upon the exercise of such rights (as determined in good faith by the Board of Directors, whose determination shall be evidenced by a board resolution which will be sent to Holders upon request) would purchase at the Fair Market Value per share of Common Stock as of the record date. Such adjustment shall be made, and shall only become effective, when shares of Common Stock are subscribed for or purchased in accordance with such rights, retroactive to the record date when such rights are issued. No adjustment shall be made pursuant to this Section 10(b) which shall have the effect of decreasing the Participation Amount Multiplier.

(c) Minimum Adjustment. The adjustments required by Section 10(a) and/or 10(b) shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the Participation Amount Multiplier that would otherwise be required shall be made unless and until such adjustment either by itself or with other adjustments not previously made increases or decreases by at least 0.5% the Participation Amount Multiplier immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 10 and not previously made, would result in a minimum adjustment. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence. In computing adjustments under this Section 10, fractional interests in Common Stock shall be taken into account to the nearest one-hundredth of a share.

Section 11. Consolidations and Mergers. If the Corporation enters into any transaction of merger or consolidation, and (i) the Corporation is not the surviving entity following such event and (ii) one or more Series A Preferred Shares have not been redeemed or repurchased as of, or immediately following, such event, then (x) each remaining Series A Preferred Share shall be canceled and extinguished and automatically converted into the right to receive one fully paid and nonassessable share of a newly-designated series of Preferred Stock (the

“New Preferred Stock”) of the surviving entity having in respect of such successor the same powers, designations, preferences, rights and the qualifications, limitations or restrictions (to the fullest extent practicable) thereon, that the Series A Preferred Share had immediately prior to such transaction and (y) the Corporation shall deliver to the Holders a certificate executed by two senior officers of the Corporation stating that such transaction complies herewith.

Section 12. Miscellaneous.

(a) Registration of Transfer. The Corporation shall keep at its principal office a register for the registration of Series A Preferred Shares. Upon the surrender of any certificate representing Series A Preferred Shares at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation’s expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Series A Preferred Shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of Series A Preferred Shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Series A Preferred Shares represented by such new certificate from the date to which dividends have been fully paid on such Series A Preferred Shares represented by the surrendered certificate.

(b) Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Series A Preferred Shares or in the case of any such mutilation upon surrender of such original certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Series A Preferred Shares represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Series A Preferred Shares represented by such new certificate from the date of issuance.

(c) Notices.

(i) Notices Generally. Except as otherwise expressly provided hereunder, all notices referred to herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, and shall be deemed to have been given when so mailed or sent (i) to the Corporation, at its principal executive offices and (ii) to any Holder, at such Holder’s address as it appears in the books and records of the Corporation (unless otherwise indicated by any such holder in writing), and copy of which shall be contemporaneously provided to such other Persons as may be identified in writing by the Holder (and in the case of the Initial Holders, to such Persons identified, with respect to each Initial Holder, in the Exchange Agreement) (unless otherwise indicated by any such Holder in writing).

(ii) Notice of Adjustment. Whenever the Participation Amount Multiplier is adjusted, as herein provided, the Corporation shall deliver to the Holders a certificate of its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which (i) the Board of Directors determined the then fair value of any subscription or purchase rights and (ii) the Fair Market Value of the Common Stock was determined, if such determination was required) and specifying the Participation Amount Multiplier after giving effect to such adjustment. Notwithstanding the foregoing, if the Majority Holders object to the Participation Amount Multiplier (after giving effect to the proposed adjustment) set forth in the certificate provided by the Corporation’s Chief Financial Officer, the Corporation shall promptly obtain a certificate of a firm of independent accounts selected by the Board of Directors (who may, to the extent it would not compromise its “independence”, be the regular accountants employed by the Corporation) setting forth the same information and detail as required in the immediately preceding sentence, and such certificate shall be used for the basis to effect the applicable adjustment to the Participation Amount Multiplier.

(iii) Notice of Certain Transactions. In the event the Corporation shall propose to (a) distribute any dividend (other than ordinary cash dividends) or other distribution to all holders of its Common Stock or options, warrants or other rights to receive such dividend or distribution, (b) offer to all holders of its Common Stock rights to subscribe for or to purchase any securities convertible into shares of Common Stock or shares of stock of any class or any other securities, rights or options, (c) effect any capital reorganization, reclassification, consolidation or merger, or (d) effect the voluntary or involuntary dissolution, liquidation or winding-up of the Corporation, the Corporation shall promptly send to the Holders a notice of such proposed action or offer at their addresses as they appear in the books and records of the Corporation, which shall specify the record date for the purposes of such dividend, distribution or rights, or the date such issuance or event is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall briefly indicate the effect, if any, of such action on the Common Stock and on the Participation Amount Multiplier after giving effect to any such adjustment pursuant to Section 10 which will be required as a result of such action. Such notice shall be given as promptly as possible and, in any case, at least fourteen (14) days prior to the date of the taking of such action, or participation therein, by the holders of Common Stock.

(iv) Notice of Default. The Corporation shall deliver to each Holder a certificate of an authorized officer of the Corporation (“Notice of Default”), (i) promptly (and in any event, within five (5) Business Days) upon any senior officer of the Corporation obtaining knowledge of any condition or event that constitutes a Fundamental Change or Event of Default, or that a notice has been given to the Corporation with respect thereto, and/or (ii) concurrently with the delivery of any notice of default as the Corporation may otherwise be required to deliver to any Person pursuant to Section 5.1(f) of the Existing Second Lien Credit Agreement or the Modified Second Lien Credit Agreement. The Notice of Default shall specify the nature and period of existence of such condition, event or change, or specifying the notice given and action taken by any such Person and the nature of such claimed Significant Event of Default or Event of Default, default, event or condition.

(d) Tax Matters. (i) The Corporation shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of Series A Preferred Shares or shares of Common Stock issued on account of Series A Preferred Shares pursuant hereto or certificates representing such shares or securities. The Corporation shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of securities in a name other than that in which the Series A Preferred Shares or shares of Common Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any Person other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the Person otherwise entitled to such issuance, delivery or payment has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.

(ii) The Corporation and the Initial Holders agree to treat the modification of the terms of the Series A Preferred Stock pursuant to a Trigger Event as a non-taxable exchange and the Series A Preferred as equity for U.S. federal income tax purposes, and agree not to treat the Series A Preferred as “preferred stock” as defined in Treasury Regulation Section 1.305-5(a) following a Trigger Event.

(e) Amendment and Waiver. Subject to Sections 9(d) and 9(e), no amendment, modification or waiver shall be binding or effective with respect to any provision of this Certificate without the prior written consent of the Majority Holders at the time such action is taken.

(f) Sections. Unless otherwise indicated, references to “Sections” or “clauses” in this Certificate refer to the numbered sections and/or clauses contained herein.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, I have executed and subscribed this Certificate and do affirm the foregoing as true as of this 18th day of August, 2009.

/s/ Thomas J. Vacchiano Jr.
Thomas J. Vacchiano Jr.
President and Chief Executive Officer

C/O COMPUTERSHARE PROXY OPERATIONS - MS 250 ROYALL STREET CANTON, MA 02021

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M17557-Z51022	KEEP THIS PORTION FOR YOUR RECORDS
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X-RITE, INCORPORATED

Vote on the Proposal

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain

1.  To approve the issuance of an aggregate of 7,500,000 shares of X-Rite, Incorporated’s common stock, at an initial exercise price of $0.01 per share, subject to certain anti-dilution adjustments, upon the exercise of the warrants issued to OEPX, LLC, Sagard Capital Partners, L.P., Tinicum Capital Partners II, L.P., Tinicum Capital Partners II Parallel Fund, L.P. and Tinicum Capital Partners II Executive Fund L.L.C. in the exchange transactions consummated on August 18, 2009 and further described in the proxy statement.

	☐	☐	☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders

To Be Held on October 28, 2009. This proxy statement is available at X-Rite’s Internet site at

www.xrite.com/company_investor_relations. aspx. You may obtain directions to the special meeting by written or telephonic request directed to Investor Relations, at X-Rite, Incorporated,

4300 44th Street, S.E., Grand Rapids, MI 49512 or by telephone at (616) 803-2100.

FOLD AND DETACH PROXY CARD HERE	M17558-Z51022

X-RITE, INCORPORATED

4300 44th Street, S.E.

Grand Rapids, Michigan 49512

PROXY

This Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby appoint(s) Thomas J. Vacchiano Jr. and Helen R. Friedli, and each of them, as Proxies, each with full power to appoint a substitute, to represent and to vote, as designated on the reverse, all shares of common stock of X-Rite, Incorporated held of record by the undersigned on September 25, 2009 at the Special Meeting of Shareholders to be held on October 28, 2009 or any adjournment thereof. When properly executed, this proxy will be voted in the manner directed by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL DESCRIBED ON THE REVERSE SIDE AS NOTED IN THE PROXY STATEMENT.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)